                         PROSPECTUS 1

Lincoln ChoicePlus Access
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802-7866
www.LFG.com
1-888-868-2583

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, a market value adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series I):
     AIM V.I. Capital Appreciation Fund*
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein International Value Portfolio
     AllianceBernstein Large Cap Growth Portfolio*
     AllianceBernstein Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*

Delaware VIP Trust (Service Class):
     Delaware VIP Capital Reserves Series
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP REIT Series*
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Income Securities Fund
     FTVIPT Templeton Growth Securities Fund*
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Mid Cap Growth Portfolio*
     Janus Aspen Worldwide Growth Portfolio*
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     (formerly Bond Fund)
     LVIP Delaware Social Awareness Fund
     (formerly Social Awareness Fund)
     LVIP Mondrian International Value Fund
     (formerly International Fund)
     LVIP Money Market Fund
     LVIP S&P 500 Index Fund**
     (formerly Core Fund)
Lincoln Variable Insurance Products Trust (Service Class)
     LVIP Capital Growth Fund*
     LVIP Cohen & Steers Global Real Estate Fund*
     LVIP Delaware Growth and Income Fund
     (formerly Growth and Income Fund)

Lincoln Variable Insurance Products Trust (Service Class)
     LVIP Delaware Special Opportunities Fund*
     LVIP Growth Opportunities Fund*
     LVIP Janus Capital Appreciation Fund
     (formerly Capital Appreciation Fund)
     LVIP Marsico International Growth Fund*
     LVIP MFS Value Fund*
     LVIP Mid-Cap Growth Fund*
     LVIP Mid-Cap Value Fund*
     LVIP Small-Cap Index Fund*
     LVIP T. Rowe Price Growth Stock Fund*
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     (formerly Aggressive Growth Fund)
     LVIP Templeton Growth Fund*
     LVIP UBS Global Asset Allocation Fund
     (formerly Global Asset Allocation Fund)
     LVIP Value Opportunities Fund*
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*
     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*
     LVIP Wilshire Aggressive Profile Fund
     (formerly Aggressive Profile Fund)
     LVIP Wilshire Conservative Profile Fund
     (formerly Conservative Profile Fund)
     LVIP Wilshire Moderate Profile Fund
     (formerly Moderate Profile Fund)
     LVIP Wilshire Moderately Aggressive Profile Fund
     (formerly Moderately Aggressive Profile Fund)
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     (formerly Capital Opportunities Series)
     MFS (Reg. TM) VIT Emerging Growth Series*
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*
Putnam Variable Trust (Class IB):
     Putnam VT Growth & Income Fund*
     Putnam VT Health Sciences Fund*

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2007

Table of Contents


Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 6
Summary of Common Questions                                   13
The Lincoln National Life Insurance Company                   15
Variable Annuity Account (VAA)                                15
Investments of the Variable Annuity Account                   15
Charges and Other Deductions                                  20
The Contracts                                                 23
 Purchase Payments                                            24
 Transfers On or Before the Annuity Commencement Date         25
 Surrenders and Withdrawals                                   27
 Death Benefit                                                28
 Investment Requirements                                      32
 Lincoln SmartSecurity (Reg. TM) Advantage                    33
 i4LIFE (Reg. TM) Advantage                                   39
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    43
 4LATER (Reg. TM) Advantage                                   45
 Annuity Payouts                                              49
 Fixed Side of the Contract                                   51
Distribution of the Contracts                                 53
Federal Tax Matters                                           54
Additional Information                                        58
 Voting Rights                                                58
 Return Privilege                                             59
 Other Information                                            59
 Legal Proceedings                                            59
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   60
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides a Guaranteed Amount to access through periodic withdrawals.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

We may apply the market value adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing and cross-reinvestment, withdrawals up to the annual withdrawal limit under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                           EEB Rider
                                           (in combination       EEB Rider                 5% step up
                                           with 5% step up)      (without 5% step up)      death benefit      EGMDB
                                           ------------------    ----------------------    ---------------    ------
o   Mortality and expense risk charge            1.75%                   1.70%                 1.65%          1.50%
o   Administrative charge                        0.15%                   0.15%                 0.15%          0.15%
                                                 ----                    ----                   ----          ----
o   Total annual charge for each
    subaccount                                   1.90%                   1.85%                 1.80%          1.65%

* The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.


Optional Rider Charges:


Lincoln SmartSecurity (Reg. TM) Advantage:


o   Guaranteed maximum annual
    percentage charge*
o   Current annual percentage charge*



                                        Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
     Lincoln SmartSecurity (Reg. TM)      Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
       Advantage - 5 Year Elective               Step-Up option                    Step-Up option
              Step-Up option           - Single Life (and prior version)            - Joint Life
    --------------------------------- ----------------------------------- --------------------------------
o
                 0.95%                              1.50%                              1.50%
o                0.45%                              0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for subsequent purchase payments, step-ups and withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.



4LATER (Reg. TM) Advantage:



o   Guaranteed maximum annual
    percentage charge*                     1.50%
o   Current annual percentage charge*      0.50%

*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER (Reg. TM) charge is deducted from the subaccounts on a quarterly basis.


Different fees and expenses may be imposed during a period in which regular income payments are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2006. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.29%        4.86%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.28%        1.75%

* 31 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2008.

The following table shows the expenses charged by each fund for the year ended December 31, 2006:


(as a percentage of each fund's average net assets):

                                                                       Management                      Other
                                                                          Fees        12b-1 Fees      Expenses
                                                                        (before        (before        (before
                                                                          any            any            any
                                                                        waivers/       waivers/       waivers/
                                                                       reimburse-     reimburse-     reimburse-
                                                                         ments)   +     ments)   +     ments)
AIM V.I. Capital Appreciation Fund (Series I Shares)(1)                0.61   %       0.00   %       0.30   %
AIM V.I. Core Equity Fund (Series I Shares)(1)(2)                      0.61           0.00           0.28
AIM V.I. International Growth Fund (Series I Shares)(1)(2)             0.72           0.00           0.38
AllianceBernstein VPS Global Technology Portfolio (Class B)            0.75           0.25           0.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)            0.55           0.25           0.06
AllianceBernstein VPS International Value Portfolio (Class B)          0.75           0.25           0.10
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)             0.75           0.25           0.08
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class
 B)                                                                    0.75           0.25           0.11
American Century VP II Inflation Protection Fund (Class II)            0.49           0.25           0.01
American Funds Global Growth Fund (Class 2)                            0.55           0.25           0.03
American Funds Global Small Capitalization Fund (Class 2)              0.72           0.25           0.05
American Funds Growth Fund (Class 2)                                   0.32           0.25           0.02
American Funds Growth-Income Fund (Class 2)                            0.27           0.25           0.01
American Funds International Fund (Class 2)                            0.50           0.25           0.04
Baron Capital Asset Fund (Insurance Shares)                            1.00           0.25           0.07
Delaware VIP Capital Reserves Series (Service Class)(3)                0.50           0.30           0.18
Delaware VIP Diversified Income Series (Service Class)(4)              0.65           0.30           0.13
Delaware VIP Emerging Markets Series (Service Class)(5)                1.25           0.30           0.30
Delaware VIP High Yield Series (Service Class)(6)                      0.65           0.30           0.12
Delaware VIP REIT Series (Service Class)(7)                            0.73           0.30           0.10
Delaware VIP Small Cap Value Series (Service Class)(8)                 0.72           0.30           0.11
Delaware VIP Trend Series (Service Class)(9)                           0.74           0.30           0.12
Delaware VIP U.S. Growth Series (Service Class)(10)                    0.65           0.30           0.11
Delaware VIP Value Series (Service Class)(11)                          0.65           0.30           0.11
DWS Equity 500 Index VIP (Class A)(12)                                 0.29           0.00           0.00
DWS Small Cap Index VIP (Class A)                                      0.45           0.00           0.05
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(13)      0.57           0.25           0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(14)   0.47           0.25           0.10
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(15)          0.57           0.25           0.12
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(16)         0.57           0.25           0.11
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(17)        0.72           0.25           0.16
FTVIPT Franklin Income Securities Fund (Class 2)                       0.46           0.25           0.01
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 (Class 2)(18)                                                         0.48           0.25           0.29
FTVIPT Mutual Shares Securities Fund (Class 2)                         0.60           0.25           0.21
FTVIPT Templeton Global Income Securities Fund (Class 2)               0.56           0.25           0.16
FTVIPT Templeton Growth Securities Fund (Class 2)                      0.74           0.25           0.04
Janus Aspen Balanced Portfolio (Service Shares)(19)                    0.55           0.25           0.03
Janus Aspen Mid Cap Growth Portfolio (Service Shares)                  0.64           0.25           0.06
Janus Aspen Worldwide Growth Portfolio (Service Shares)(20)            0.60           0.25           0.05
LVIP Capital Growth Fund (Service Class)(21)(23)                       0.73           0.25           0.09



                                                                                                           otal
                                                                                                           Expense
                                                                                                             es
                                                                                           Total          T
                                                        Expense
 Total     al
                                                                                            es    Contract
Contrac
                                                                                          (before    tu      ct
                                                                                            any   waivers/
                                                                                          waivers reimburs
  s/
                                                                            Acquired        s/       se       -
                                                                              Fund        reimbur  ments   reimbur
                                                                            Fees and        rs       e-      rs
                                                                       +    Expenses  =   ments)  (if any) ments)
AIM V.I. Capital Appreciation Fund (Series I Shares)(1)                    0.00   %       0.91
AIM V.I. Core Equity Fund (Series I Shares)(1)(2)                          0.02           0.91
AIM V.I. International Growth Fund (Series I Shares)(1)(2)                 0.01           1.11
AllianceBernstein VPS Global Technology Portfolio (Class B)                0.00           1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                0.00           0.86
AllianceBernstein VPS International Value Portfolio (Class B)              0.00           1.10
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)                 0.00           1.08
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class
 B)                                                                        0.00           1.11
American Century VP II Inflation Protection Fund (Class II)                0.00           0.75
American Funds Global Growth Fund (Class 2)                                0.00           0.83
American Funds Global Small Capitalization Fund (Class 2)                  0.00           1.02
American Funds Growth Fund (Class 2)                                       0.00           0.59
American Funds Growth-Income Fund (Class 2)                                0.00           0.53
American Funds International Fund (Class 2)                                0.00           0.79
Baron Capital Asset Fund (Insurance Shares)                                0.00           1.32
Delaware VIP Capital Reserves Series (Service Class)(3)                    0.00           0.98   -0.05   0.93
Delaware VIP Diversified Income Series (Service Class)(4)                  0.00           1.08   -0.05   1.03
Delaware VIP Emerging Markets Series (Service Class)(5)                    0.00           1.85   -0.10   1.75
Delaware VIP High Yield Series (Service Class)(6)                          0.00           1.07   -0.05   1.02
Delaware VIP REIT Series (Service Class)(7)                                0.00           1.13   -0.05   1.08
Delaware VIP Small Cap Value Series (Service Class)(8)                     0.00           1.13   -0.05   1.08
Delaware VIP Trend Series (Service Class)(9)                               0.00           1.16   -0.05   1.11
Delaware VIP U.S. Growth Series (Service Class)(10)                        0.00           1.06   -0.05   1.01
Delaware VIP Value Series (Service Class)(11)                              0.00           1.06   -0.05   1.01
DWS Equity 500 Index VIP (Class A)(12)                                     0.00           0.29   -0.01   0.28
DWS Small Cap Index VIP (Class A)                                          0.00           0.50
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(13)          0.00           0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(14)       0.00           0.82
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(15)              0.00           0.94
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(16)             0.00           0.93
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(17)            0.00           1.13
FTVIPT Franklin Income Securities Fund (Class 2)                           0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 (Class 2)(18)                                                             0.01           1.03   -0.01   1.02
FTVIPT Mutual Shares Securities Fund (Class 2)                             0.00           1.06
FTVIPT Templeton Global Income Securities Fund (Class 2)                   0.00           0.97
FTVIPT Templeton Growth Securities Fund (Class 2)                          0.00           1.03
Janus Aspen Balanced Portfolio (Service Shares)(19)                        0.00           0.83
Janus Aspen Mid Cap Growth Portfolio (Service Shares)                      0.00           0.95
Janus Aspen Worldwide Growth Portfolio (Service Shares)(20)                0.00           0.90
LVIP Capital Growth Fund (Service Class)(21)(23)                           0.00           1.07   -0.01   1.06

                                                                  Management                      Other
                                                                     Fees        12b-1 Fees      Expenses
                                                                   (before        (before        (before
                                                                     any            any            any
                                                                   waivers/       waivers/       waivers/
                                                                  reimburse-     reimburse-     reimburse-
                                                                    ments)   +     ments)   +     ments)
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(22)(23)                                                   0.95   %       0.25   %       0.15   %
LVIP Delaware Bond Fund (Standard Class)(24)                      0.34           0.00           0.07
LVIP Delaware Growth and Income Fund (Service Class)(24)          0.33           0.25           0.07
LVIP Delaware Social Awareness Fund (Standard Class)(24)          0.35           0.00           0.07
LVIP Delaware Special Opportunities Fund (Service Class)(24)      0.37           0.25           0.08
LVIP Growth Opportunities Fund (Service Class)(24)(25)            0.99           0.25           3.62
LVIP Janus Capital Appreciation Fund (Service Class)(26)          0.75           0.25           0.09
LVIP Marsico International Fund (Service Class)(23)(27)           0.97           0.25           0.16
LVIP MFS Value Fund (Service Class)(23)(28)                       0.74           0.25           0.10
LVIP Mid-Cap Growth Fund (Service Class)(23)(29)(44)              0.90           0.25           0.23
LVIP Mid-Cap Value Fund (Service Class)(23)(30)                   0.99           0.25           0.14
LVIP Mondrian International Value Fund (Standard Class)(24)       0.71           0.00           0.14
LVIP Money Market Fund (Standard Class)(24)                       0.42           0.00           0.08
LVIP S&P 500 Index Fund (Standard Class)(31)(32)                  0.24           0.00           0.11
LVIP Small-Cap Index Fund (Service Class)(23)(33)(34)             0.32           0.25           0.14
LVIP T. Rowe Price Growth Stock Fund (Service Class)(23)(35)      0.78           0.25           0.12
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                           0.73           0.25           0.12
LVIP Templeton Growth Fund (Service Class)(23)(36)                0.75           0.25           0.11
LVIP UBS Global Asset Allocation Fund (Service Class)(24)         0.73           0.25           0.18
LVIP Value Opportunities Fund (Service Class)(23)(37)(38)         1.05           0.25           0.13
LVIP Wilshire 2010 Profile Fund (Service Class)(23)(39)(40)       0.25           0.25           0.27
LVIP Wilshire 2020 Profile Fund (Service Class)(23)(39)(40)       0.25           0.25           0.17
LVIP Wilshire 2030 Profile Fund (Service Class)(23)(39)(40)       0.25           0.25           0.15
LVIP Wilshire 2040 Profile Fund (Service Class)(23)(39)(40)       0.25           0.25           0.22
LVIP Wilshire Aggressive Profile Fund (Service
 Class)(24)(39)(40)                                               0.25           0.25           0.19
LVIP Wilshire Conservative Profile Fund (Service
 Class)(24)(39)(40)                                               0.25           0.25           0.16
LVIP Wilshire Moderate Profile Fund (Service Class)(24)(39)(40)   0.25           0.25           0.06
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(24)(39)(40)                                               0.25           0.25           0.08
MFS (Reg. TM) VIT Core Equity Series (Service Class)(41)(42)      0.75           0.25           0.17
MFS (Reg. TM) VIT Emerging Growth Series (Service Class)(41)      0.75           0.25           0.12
MFS (Reg. TM) VIT Total Return Series (Service Class)(41)(42)     0.75           0.25           0.10
MFS (Reg. TM) VIT Utilities Series (Service Class)(41)            0.75           0.25           0.11
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(43)           0.83           0.00           0.15
Neuberger Berman Regency Portfolio (I Class)(43)                  0.85           0.00           0.11
Putman VT Growth & Income Fund (Class 1B)                         0.49           0.25           0.06
Putman VT Health Sciences Fund (Class 1B)                         0.70           0.25           0.15



                                                                                                      otal
                                                                                                      pense
                                                                                                     Tes
                                                                                                    Exafter
                                                                                      Total  Total
                                                                                     Expense
        (  c-
                                                                                       es    Contract
  al
                                                                                     (before    tu     tual
                                                                                       any   waivers/
                                                                                     waivers reimburs
  s/
                                                                       Acquired        s/       se       -
                                                                         Fund        reimbur  ments   reimbur
                                                                       Fees and        rs       e-      rs
                                                                  +    Expenses  =   ments)  (if any) ments)
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(22)(23)                                                       0.00   %       1.35   .25     1.10
LVIP Delaware Bond Fund (Standard Class)(24)                          0.00           0.41
LVIP Delaware Growth and Income Fund (Service Class)(24)              0.00           0.65
LVIP Delaware Social Awareness Fund (Standard Class)(24)              0.00           0.42
LVIP Delaware Special Opportunities Fund (Service Class)(24)          0.00           0.70
LVIP Growth Opportunities Fund (Service Class)(24)(25)                0.00           4.86   -3.43   1.43
LVIP Janus Capital Appreciation Fund (Service Class)(26)              0.00           1.09   -0.14   0.95
LVIP Marsico International Fund (Service Class)(23)(27)               0.00           1.38   -0.01   1.37
LVIP MFS Value Fund (Service Class)(23)(28)                           0.00           1.09   -0.02   1.07
LVIP Mid-Cap Growth Fund (Service Class)(23)(29)(44)                  0.00           1.38   -0.10   1.28
LVIP Mid-Cap Value Fund (Service Class)(23)(30)                       0.00           1.38   -0.02   1.36
LVIP Mondrian International Value Fund (Standard Class)(24)           0.00           0.85
LVIP Money Market Fund (Standard Class)(24)                           0.00           0.50
LVIP S&P 500 Index Fund (Standard Class)(31)(32)                      0.00           0.35   -0.07   0.28
LVIP Small-Cap Index Fund (Service Class)(23)(33)(34)                 0.00           0.71
LVIP T. Rowe Price Growth Stock Fund (Service Class)(23)(35)          0.00           1.15   -0.02   1.13
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                               0.00           1.10
LVIP Templeton Growth Fund (Service Class)(23)(36)                    0.00           1.11
LVIP UBS Global Asset Allocation Fund (Service Class)(24)             0.00           1.16
LVIP Value Opportunities Fund (Service Class)(23)(37)(38)             0.00           1.43
LVIP Wilshire 2010 Profile Fund (Service Class)(23)(39)(40)           0.72           1.49   -0.27   1.22
LVIP Wilshire 2020 Profile Fund (Service Class)(23)(39)(40)           0.81           1.48   -0.17   1.31
LVIP Wilshire 2030 Profile Fund (Service Class)(23)(39)(40)           0.82           1.47   -0.15   1.32
LVIP Wilshire 2040 Profile Fund (Service Class)(23)(39)(40)           0.91           1.63   -0.22   1.41
LVIP Wilshire Aggressive Profile Fund (Service
 Class)(24)(39)(40)                                                   0.91           1.60   -0.19   1.41
LVIP Wilshire Conservative Profile Fund (Service
 Class)(24)(39)(40)                                                   0.72           1.38   -0.16   1.22
LVIP Wilshire Moderate Profile Fund (Service Class)(24)(39)(40)       0.81           1.37   -0.06   1.31
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(24)(39)(40)                                                   0.82           1.40   -0.08   1.32
MFS (Reg. TM) VIT Core Equity Series (Service Class)(41)(42)          0.00           1.17   -0.02   1.15
MFS (Reg. TM) VIT Emerging Growth Series (Service Class)(41)          0.00           1.12
MFS (Reg. TM) VIT Total Return Series (Service Class)(41)(42)         0.00           1.10   -0.02   1.08
MFS (Reg. TM) VIT Utilities Series (Service Class)(41)                0.00           1.11
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(43)               0.00           0.98
Neuberger Berman Regency Portfolio (I Class)(43)                      0.00           0.96
Putman VT Growth & Income Fund (Class 1B)                             0.00           0.80
Putman VT Health Sciences Fund (Class 1B)                             0.00           1.10

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
   (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

(3) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.70%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, 0.425% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(4) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.81%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2008, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.55% for the fiscal year 2006 (excluding 12b-1 fees). Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, 1.10% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.78%, respectively. Effective May 1, 2007 through April 30, 2008, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expense (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.74%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.00%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.03%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 0.92%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(10) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.87%, respectively.Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(11) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.86%, respectively. Without such an arrangement, the total operating expense for the Series would have been 0.76% for the fiscal year 2006 (excluding 12b-1 fees). Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets. DMC has voluntarily elected to waive its management fee for this Series to 0.60%.

(12) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, and 0.53% for Class B.

(13) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for initial class; 0.75% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(14) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.56% for initial class and 0.66% for service class. These offsets may be discontinued at any time.

(15) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for initial class; 0.77% for service class; and 0.92% for service class 2. These offsets may be discontinued at any time.

(16) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66% for initial class; 0.76% for service class; and 0.91% for service class 2. These offsets may be discontinued at any time.

(17) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.81% for initial class; 0.91% for service class; and 1.06% for service class 2. These offsets may be discontinued at any time.

(18) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

(19) All expenses are shown without the effect of expense offset arrangements. Pursuant to such offset arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(20) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to the fee rate commenced February 2007 for Worldwide Growth Portfolio may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the "Management Expenses" section in the fund's prospectus for additional information with further description in the fund's Statement of Additional Information.

(21) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.81% of average daily net assets (Service Class at 1.06%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(22) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.22% on the first $250,000,000 of average daily net assets of the fund; and 0.32% on the excess of $250,000,000. The waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund. The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets (Service Class at 1.10%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(23) "Other Expenses" are based on estimated expenses for the current fiscal year.

(24) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.

(25) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.18% of average daily net assets (Service Class at 1.43%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(26) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100 million of average daily net assets of the fund; 0.10% of the next $150 million of average daily net assets of the fund; 0.15% of the next $250 million of average daily net assets of the fund; 0.10% of the next $250, million of average daily net assets of the fund; 0.15% of the next $750, million of average daily net assets of the fund; and 0.20% of average daily net assets in excess of $1.5 billion The fee waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(27) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.12% of average daily net assets (Service Class at 1.37%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(28) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.82% of average daily net assets (Service Class at 1.07%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(29) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets (Service Class at 1.30%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(30) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets (Service Class at 1.36%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(31) The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement.

(32) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets (Service Class at 0.53%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(33) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets (Service Class at 0.71%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(34) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. Due to the change in investment objective for this fund, the management fee decreased.

(35) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.88% of average daily net assets (Service Class at 1.13%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(36) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets (Service Class at 1.11%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(37) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.34% of average daily net assets (Service Class at 1.59%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(38) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged to the fund pursuant to the new agreement is lower than the management fee previously charged to the fund.

(39) Lincoln Life had contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses ) exceed 0.30% of average daily net assets (Service Class 0.55%). Effective January 1, 2007 Lincoln Life has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets (Service Class at 0.50%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

(40) In addition to the Annual fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Acquired Fund Fees and Expenses" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(41) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(42) MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series and Research International Series, and 0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

(43) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(44) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one year terms unless the advisor provides written notice of termination to the fund.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit and 4LATER (Reg. TM) Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $824   $2,435    $4,045    $8,009

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $824   $2,435    $4,045    $8,009

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or market value adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the market value adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. There are two options available to reset the Guaranteed Amount to the current contract value. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATER (Reg. TM) Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. By electing one of these benefits, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.

Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Financial Statements
The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. On April 2, 2007, Jefferson-Pilot Life Insurance Company was merged into Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.

Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.45%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, Baron, Delaware, Fidelity, Franklin, Janus, Lincoln, MFS and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds, advised by AIM Advisors, Inc.

  o Capital Appreciation Fund (Series I): Capital appreciation.

  o Core Equity Fund (Series I): Long-term growth.

  o International Growth Fund (Series I): Long-term growth.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.


  o AllianceBernstein International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein Large Cap Growth Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Small/Mid Cap Value Portfolio (Class B): Long-term growth.


American Century Investments Variable Products, advised by American Century

  o Inflation Protection Fund (Class II): Long-term total return.

American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


Baron Capital Funds Trust, advised by BAMCO, Inc.

  o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.

 The Board of Trustees of the Baron Capital Asset Fund has approved a reorganization pursuant to which the assets of the Capital Asset Fund would be acquired and certain liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including approval by the Baron Capital Asset Fund's shareholders. This reorganization is scheduled to occur in June 2007.


Delaware VIP Trust, advised by Delaware Management Company

  o Capital Reserves Series (Service Class): Current income.

  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation. (Sub-advised by Mondrian Investment Partners Limited)

  o High Yield Series (Service Class): Capital appreciation.

  o REIT Series (Service Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.

  o DWS Small Cap Index VIP (Class A): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Service Class 2): Reasonable income.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o VIP Overseas Portfolio (Service Class 2): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Income Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund (Class 2): Current income.

  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term growth.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.

  o Templeton Global Income Securities Fund (Class 2): Total return.

  o Templeton Growth Securities Fund (Class 2): Long-term growth.
     (Subadvised by Templeton Asset Management Ltd.)


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Class): Long-term growth and current income.

  o Mid Cap Growth Portfolio (Service Class): Long-term growth.

  o Worldwide Growth Portfolio (Service Class): Long-term growth.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Capital Growth Fund (Service Class): Capital appreciation. (Subadvised by Wellington Management)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. (Subadvised by Cohen & Steers Capital Management)
    This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)
     (formerly Bond Fund)

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (Subadvised by Delaware Management Company)
     (formerly Growth and Income Fund)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)
     (formerly Social Awareness Fund)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
    (Subadvised by Delaware Management Company)
    This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)

 The Board of Trustees of the Growth Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust, has approved a reorganization pursuant to which the assets of the Growth Opportunities Fund would be acquired and the liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including (i) completion of the reorganization of the Baron Capital Asset Fund with the LVIP Baron Growth Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust, and (ii) approval by the Growth Opportunities Fund's shareholders. This reorganization is scheduled to occur in June 2007.

  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (Subadvised by Janus Capital Management LLC)
     (formerly Capital Appreciation Fund)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Long-term growth of capital. (Subadvised by Massachusetts Financial Services Company)
    This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)
    This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)
     (formerly International Fund)

  o LVIP Money Market Fund (Standard Class): Preservation of capital. (Subadvised by Delaware Management Company)

  o LVIP S&P 500 Index Fund (Standard Class): Capital appreciation. (Subadvised by Mellon Capital Management Corporation)
     (formerly Core Fund)

  o LVIP Small-Cap Index Fund (Service Class): Capital appreciation. (Subadvised by Mellon Capital Management Corporation)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): Maximum capital appreciation.
    (Subadvised by T. Rowe Price Associates, Inc.)
     (formerly Aggressive Growth Fund)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM) (formerly Global Asset Allocation Fund)

  o LVIP Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Dalton, Greinger, Hartman, Maher & Co.)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.
    (Subadvised by Wilshire Associates Incorporated)
    This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.
    (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.
    (Subadvised by Wilshire Associates Incorporated)
    This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Capital appreciation; a fund of funds.
    (Subadvised by Wilshire Associates Incorporated)
     (formerly Aggressive Profile Fund)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.
    (Subadvised by Wilshire Associates Incorporated)
     (formerly Conservative Profile Fund)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Total return; a fund of funds.
    (Subadvised by Wilshire Associates Incorporated)
    (formerly Moderate Profile Fund)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     (formerly Capital Opportunities Series)

  o Emerging Growth Series (Service Class): Long-term growth.

  o Total Return Series (Service Class): Income and growth.

  o Utilities Series (Service Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

  o Regency Portfolio (I Class): Long-term growth.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Growth & Income Fund (Class IB): Capital growth and current income.

  o Health Sciences Fund (Class IB): Capital appreciation.

Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;

 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                           EEB Rider
                                           (in combination       EEB Rider                 5% step up
                                           with 5% step up)      (without 5% step up)      death benefit      EGMDB
                                           ------------------    ----------------------    ---------------    ------
o   Mortality and expense risk charge            1.75%                   1.70%                 1.65%          1.50%
o   Administrative charge                        0.15%                   0.15%                 0.15%          0.15%
                                                 ----                    ----                   ----          ----
o   Total annual charge for each
    subaccount                                   1.90%                   1.85%                 1.80%          1.65%

Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. Older contracts may have a lower fee. The exact fee is listed in your contract.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.45% (0.1125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  5 Year Elective Step-up option; or

2) 0.65% (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  1 Year Automatic Step-up, Joint Life option.

Once the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option is available in your state, the prior version will not be available. If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount for another 10 year period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge

Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction. On and after the periodic income commencement date, the 4LATER (Reg. TM) Rider charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Rider annual charge will also terminate.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the market value adjustment if applicable. See Fixed Side of the Contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage (including the i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Guaranteed Income Benefits) and Annuity Payouts.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 91. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.

Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 91 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the market value adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. Dollar cost averaging is not available on contracts owned by non-individuals (i.e. corporations, trusts). We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues

 UPON DEATH OF:    AND...                                  AND...                            DEATH BENEFIT PROCEEDS PASS TO:
annuitant**       The contractowner is a trust or other   No contingent annuitant allowed   designated beneficiary
                  non-natural person                      with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments less the sum of all withdrawals, partial annuitizations and premium tax incurred; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest contract value is obtained.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments reduced by the sum of all withdrawals; or
 o The highest contract value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date; or
 o (Only if this Rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB and 5% Step-Up death benefit will be reduced to the Step-Up death benefit for an annual charge of 1.80%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.65%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.


Investment Requirements

Contractowners who have elected 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the Investment Requirements will not apply to your contract.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subaccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AIM V.I. International Growth Fund
o AllianceBernstein Global Technology Portfolio
o AllianceBernstein International Value Portfolio
o AllianceBernstein Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o Baron Capital Asset Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund

o FTVIPT Templeton Growth Securities Fund
o Janus Aspen Mid Cap Growth Portfolio
o Janus Aspen Worldwide Growth Portfolio
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Growth Opportunities Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Growth Fund
o LVIP Mondrian International Value Fund
o LVIP Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

when you purchase the benefit. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will restrict purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000. Additional purchase payments will not be allowed if the contract value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including other deductions), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                 Contract Value   Guaranteed Amount
o Initial Deposit $50,000        $50,000          $50,000
o 1st Benefit Year Anniversary   $54,000          $54,000
o 2nd Benefit Year Anniversary   $53,900          $54,000
o 3rd Benefit Year Anniversary   $57,000          $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the market value adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or

   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an market value adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be paid for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage options.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to drop Lincoln SmartSecurity (Reg. TM) Advantage and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.

Contractowners with an existing Lincoln SmartSecurity (Reg. TM) Advantage Rider may change to the Single or Joint Life options in order to qualify for a lifetime Maximum Annual Withdrawal amount until July 31, 2007 (or 90 days after approval in your state if later). If you make this change, your Guaranteed Amount will not carry over to the new Rider, but will be equal to the contract value on the effective date of the new Rider. Your Maximum Annual Withdrawal amount will be 5% of this new Guaranteed Amount. Factors to consider if you make this change are: 1) whether or not your Guaranteed Amount and Maximum Annual Withdrawal amount will decrease; 2) the cost of the Rider and the fact that the waiver of the charge is not available on the new Rider; 3) the limit on additional deposits under the Lincoln SmartSecurity (Reg. TM) Advantage Single Life and Joint Life options; and 4) if your old Rider was not subject to Investment Requirements. You may want to discuss this with your representative before making this decision.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATERSM Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage death benefits.

i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage, when available in your state, is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:
1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value death benefit.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period is living. When you elect i4LIFE (Reg.
TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable market value adjustments. See Charges and other deductions. For information regarding income tax consequences of regular income payments, see Federal tax matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals, if any. Regular income payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the death benefit on a dollar for dollar basis.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest
    Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on a dollar for dollar basis.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

We will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, no death benefit is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

There is a Guaranteed Income Benefit available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge for a total of 2.40% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit. The annual charge is 2.60% if the i4LIFE (Reg. TM) Advantage EGMDB is elected.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.

If you purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, an automatic step-up feature (if available in your state) will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. After we administer this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.) If your state has not approved the automatic step-up feature, your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

     o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
 o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85.
     o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

Contractowners who currently have the prior version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit for 90 days after approval in your state. Contractowners who change to the increasing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to certain Investment Requirements. See The Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The market value adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:

         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal     $  1,200
         o Guaranteed Income Benefit before Withdrawal                   $    750
         o Account Value at time of Additional Withdrawal                $150,000
         o Additional Withdrawal                                         $15,000 (a 10% withdrawal)

Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X
 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The market value adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the EGMDB option. Upon termination, we will stop assessing the charge for i4LIFE (Reg.
TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges & Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
         New Income Base                                            $110,000
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, all contractowners and the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge, for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.60% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER (Reg. TM) Guaranteed Income       $ 5,692      i4LIFE (Reg. TM) regular income payment       $ 5,280
       Benefit



         i4LIFE (Reg. TM) Account Value before payment                             $80,000
         Regular Income Payment                                               -    $ 5,280
         Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit    -    $   412
----------------------------------------------------------------------------       -------
         i4LIFE (Reg. TM) Account Value after payment                              $74,308


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 \d $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage and elect 4LATER (Reg. TM) will not carry their Lincoln SmartSecurity (Reg. TM) Advantage Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker may recommend that you annuitize at an earlier age.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk and administrative charge of 1.40% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;

 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 3.00% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the market value adjustment (see Market Value Adjustment and Charges and Other Deductions). The market value adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the market value adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable market value adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 60 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Market Value Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the market value adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the market value adjustment. The market value adjustment will be applied to the amount being surrendered, withdrawn or transferred. The market value adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the market value adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the market value adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the market value adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The market value adjustment is calculated by multiplying the transaction amount by:


   (1+A)n    -1
----------
  (1+B )n

     where:

   A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate is determined, no such percentage adjusted to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no market value adjustment.

     N = the number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line iterpolation is used for periods to maturity not quoted.

     See the SAI for examples of the application of the market value adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and

 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Pending regulatory approval, Lincoln Financial Distributors ("LFD") will serve as Principal Underwriter of this contract as of May 1, 2007. If regulatory approval is not obtained on or before May 1, 2007, then Lincoln Life will act as Principal Underwriter until LFD is able to assume such duties. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriters pays to LFA is 2.00% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 2.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2006 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your account value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg.
TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. In addition, because we expect to vote all shares of the underlying fund we own at a meeting of the shareholders of the underlying fund, all shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LFG.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











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                    Lincoln Life Variable Annuity Account N











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                                   for Lincoln Life Variable Annuity Account N.


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Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                 with EEB and Step-Up                            with EEB
       ----------------------------------------- ----------------------------------------
         Accumulation unit value                  Accumulation unit value
       ---------------------------   Number of   --------------------------   Number of
        Beginning       End of      accumulation  Beginning      End of      accumulation
        of period       period         units      of period      period         units
       ----------- --------------- ------------- ----------- -------------- -------------
       (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Capital Appreciation
2006..     N/A          N/A            N/A          10.598       10.437            1
----       --           ----           ---          ------       ------            -
AIM V.I. Core Equity
2006..     N/A          N/A            N/A          10.034       10.818            2
----       --           ----           ---          ------       ------            -
AIM V.I. International Growth Fund
2000..
2001..    10.000        10.614(1)         1         10.000        9.947(2)         2
2002..    10.614         8.782            1**        9.947        8.234            2
2003..     8.782        11.120            1**        8.234       10.433            1**
2004..    11.120        13.530            1**       10.433       12.700            1**
2005..    13.530        15.656            1**       12.700       14.702            1
2006..    15.656        19.698            1**       14.702       18.507            1
----      ------        --------       ----         ------       --------          -
AllianceBernstein VP Global Technology Portfolio
2000..
2001..    10.000        12.865(1)         1**       10.000       11.546(2)         1
2002..     N/A          N/A            N/A          11.546        6.595            1**
2003..     N/A          N/A            N/A           6.595        9.309            0
2004..     N/A          N/A            N/A           9.309        9.603            1**
2005..     N/A          N/A            N/A           9.603        9.771            1**
2006..     N/A          N/A            N/A           9.771       10.396            1**
----      ------        --------       ----         ------       --------          -
AllianceBernstein VP Growth and Income Portfolio
2000..
2001..    10.000        11.312(1)         1         10.000       10.342(2)        30
2002..    11.312         8.627           10         10.342        7.892           19
2003..     N/A          N/A            N/A           7.892       10.241           13
2004..     N/A          N/A            N/A          10.241       11.181           10
2005..     N/A          N/A            N/A          11.181       11.481            6
2006..     N/A          N/A            N/A          11.481       13.185            7
----      ------        --------       ----         ------       --------         --
AllianceBernstein VP International Value
2006..     N/A          N/A            N/A           N/A         N/A            N/A
----      ------        --------       ----         ------       --------       ----
AllianceBernstein VP Large Cap Growth Portfolio
2000..
2001..    10.000        11.944(1)         1**       10.000       10.999(2)        11
2002..    11.944         8.104            2         10.999        7.467           11
2003..     N/A          N/A            N/A           7.467        9.043            6
2004..     N/A          N/A            N/A           9.043        9.619            5
2005..     N/A          N/A            N/A           9.619       10.844            5
2006..     N/A          N/A            N/A          10.844       10.577            3
----      ------        --------       ----         ------       --------       ----
AllianceBernstein VP Small/Mid Cap Value Portfolio
2003..     N/A          N/A            N/A           N/A         N/A            N/A
2004..     N/A          N/A            N/A           N/A         N/A            N/A
2005..     N/A          N/A            N/A           N/A         N/A            N/A
2006..     N/A          N/A            N/A          19.563       20.694            1
----      ------        --------       ----         ------       --------       ----
American Century Investments VP Inflation Protection Fund
2004..     N/A          N/A            N/A           N/A         N/A            N/A
2005..     N/A          N/A            N/A          10.392       10.360            8
2006..     N/A          N/A            N/A          10.360       10.330            5
----      ------        --------       ----         ------       --------       ----
American Funds Global Growth Fund
2004..     N/A          N/A            N/A           N/A         N/A            N/A
2005..     N/A          N/A            N/A          11.252       12.601            1
2006..     N/A          N/A            N/A          12.601       14.897            1
----      ------        --------       ----         ------       --------       ----



                  with Step-Up                        with EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
AIM V.I. Capital Appreciation
2006..     4.994     4.920        30          5.038     4.968        25
----       -----     -----        --          -----     -----        --
AIM V.I. Core Equity
2006..     6.933     7.478        59          6.994     7.551       112
----       -----     -----        --          -----     -----       ---
AIM V.I. International Growth Fund
2000..    10.000     8.037        10         10.000     8.044        14
2001..     8.037     6.036        18          8.044     6.050        90
2002..     6.036     4.999        16          6.050     5.018        62
2003..     4.999     6.337        17          5.018     6.370        78
2004..     6.337     7.718        14          6.370     7.770        46
2005..     7.718     8.939        12          7.770     9.014        40
2006..     8.939    11.258        11          9.014    11.369        39
----      ------    ------        --         ------    ------       ---
AllianceBernstein VP Global Technology Portfolio
2000..    10.000     6.639        14         10.000     6.644        57
2001..     6.639     4.861        63          6.644     4.871       176
2002..     4.861     2.778        62          4.871     2.788       166
2003..     2.778     3.923        45          2.788     3.944       149
2004..     3.923     4.049        30          3.944     4.076        65
2005..     4.049     4.122        25          4.076     4.156        52
2006..     4.122     4.388        24          4.156     4.431        51
----      ------    ------        --         ------    ------       ---
AllianceBernstein VP Growth and Income Portfolio
2000..    10.000    10.467        15         10.000    10.473        71
2001..    10.467    10.296       142         10.473    10.317       462
2002..    10.296     7.861       209         10.317     7.889       574
2003..     7.861    10.205       123          7.889    10.257       386
2004..    10.205    11.148       108         10.257    11.221       333
2005..    11.148    11.452        92         11.221    11.545       284
2006..    11.452    13.158        80         11.545    13.285       240
----      ------    ------       ---         ------    ------       ---
AllianceBernstein VP International Value
2006..    10.242    11.832         1**       10.431    11.842         2
----      ------    ------       ---         ------    ------       ---
AllianceBernstein VP Large Cap Growth Portfolio
2000..    10.000     7.726        20         10.000     7.732        42
2001..     7.726     6.268       138          7.732     6.282       335
2002..     6.268     4.257       167          6.282     4.273       306
2003..     4.257     5.159       132          4.273     5.186       229
2004..     5.159     5.489       112          5.186     5.527       193
2005..     5.489     6.192        84          5.527     6.243       156
2006..     6.192     6.042        80          6.243     6.101       113
----      ------    ------       ---         ------    ------       ---
AllianceBernstein VP Small/Mid Cap Value Portfolio
2003..     N/A        N/A       N/A          10.936    15.156         2
2004..    15.104    17.664         1**       15.156    17.751         2
2005..    17.664    18.499         3         17.751    18.619         3
2006..    18.499    20.750         3         18.619    20.915         5
----      ------    ------      ----         ------    ------       ---
American Century Investments VP Inflation Protection Fund
2004..     9.948    10.395         4          N/A        N/A       N/A
2005..    10.395    10.368         8         10.404    10.393         5
2006..    10.368    10.344         9         10.393    10.384         8
----      ------    ------      ----         ------    ------      ----
American Funds Global Growth Fund
2004..     N/A        N/A       N/A          10.216    11.266         1**
2005..    11.256    12.611         1**       11.266    12.641         4
2006..    12.611    14.916         2         12.641    14.975        11
----      ------    ------      ----         ------    ------      ----

                 with EEB and Step-Up                            with EEB
       ----------------------------------------- -----------------------------------------
         Accumulation unit value                   Accumulation unit value
       ---------------------------   Number of   ---------------------------   Number of
        Beginning       End of      accumulation  Beginning       End of      accumulation
        of period       period         units      of period       period         units
       ----------- --------------- ------------- ----------- --------------- -------------
       (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Small Capitalization Fund
2000..
2001..    10.000        12.494(1)         1**       10.000        12.496(1)         1**
2002..    12.494         9.922            8         12.496         9.929            1
2003..     N/A          N/A            N/A           9.929        14.965            1
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A          17.758        21.853            1
2006..     N/A          N/A            N/A          21.853        26.612            1
----      ------        --------       ----         ------        --------       ----
American Funds Growth Fund
2000..
2001..    10.000        12.305(1)         3         10.000        10.811(2)        15
2002..    12.305         9.121           48         10.811         8.018           26
2003..     9.121        12.243            7          8.018        10.768           27
2004..    12.243        13.514            7         10.768        11.892           22
2005..    13.514        15.407            6         11.892        13.564           18
2006..    15.407        16.662            6         13.564        14.676           18
----      ------        --------       ----         ------        --------       ----
American Funds Growth-Income Fund
2000..
2001..    10.000        11.308(1)         2         10.000        10.527(2)        32
2002..    11.308         9.059          141         10.527         8.438           42
2003..     9.059        11.772           17          8.438        10.970           74
2004..    11.772        12.748           17         10.970        11.886           71
2005..    12.748        13.238           18         11.886        12.348           37
2006..    13.238        14.963           17         12.348        13.965           33
----      ------        --------       ----         ------        --------       ----
American Funds International Fund
2000..
2001..    10.000        10.834(1)         2         10.000        10.216(1)        11
2002..    10.834         9.053           11         10.216         8.540           13
2003..     9.053        11.978            2          8.540        11.306            8
2004..    11.978        14.023            2         11.306        13.243            8
2005..    14.023        16.718            2         13.243        15.796           19
2006..    16.718        19.517            2         15.796        18.449           20
----      ------        --------       ----         ------        --------       ----
Baron Capital Asset
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Delaware VIP Capital Reserves
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Delaware VIP Diversified Income Series
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A          10.858        10.597           14
2006..     N/A          N/A            N/A          10.597        11.190           12
----      ------        --------       ----         ------        --------       ----
Delaware VIP Emerging Markets Series(4)
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A          25.923        32.082            1**
2006..     N/A          N/A            N/A          32.082        39.938            1**
----      ------        --------       ----         ------        --------       ----
Delaware VIP High Yield Series
2000..
2001..    10.000        10.302(1)         1         10.000         9.943(2)        13
2002..    10.302        10.275           14          9.943         9.922            9
2003..    10.275        12.966            3          9.922        12.527           14
2004..    12.966        14.506            3         12.527        14.022           13
2005..    14.506        14.709            3         14.022        14.225            7
2006..    14.709        16.192            3         14.225        15.667            6
----      ------        --------       ----         ------        --------       ----
Delaware VIP REIT Series
2000..
2001..    10.000        10.697(1)         1**       10.000        10.378(2)         3
2002..    10.697        10.954           32         10.378        10.634           10
2003..    10.954        14.373            5         10.634        13.960           13
2004..    14.373        18.487            4         13.960        17.964           14
2005..    18.487        19.383            4         17.964        18.844           10
2006..    19.383        25.166            4         18.844        24.479            9
----      ------        --------       ----         ------        --------       ----



                     with Step-Up                              with EGMDB
       ---------------------------------------- ----------------------------------------
        Accumulation unit value                  Accumulation unit value
       --------------------------   Number of   --------------------------   Number of
        Beginning      End of      accumulation  Beginning      End of      accumulation
        of period      period         units      of period      period         units
       ----------- -------------- ------------- ----------- -------------- -------------
       (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Small Capitalization Fund
2000..    10.000        8.238            2         10.000        8.244            57
2001..     8.238        7.051           31          8.244        7.067            90
2002..     7.051        5.606           50          7.067        5.627           136
2003..     5.606        8.453           37          5.627        8.497           104
2004..     8.453       10.036           33          8.497       10.104           163
2005..    10.036       12.356           30         10.104       12.458           156
2006..    12.356       15.055           20         12.458       15.201           145
----      ------       ------           --         ------       ------           ---
American Funds Growth Fund
2000..    10.000        8.968           25         10.000        8.973           386
2001..     8.968        7.209          358          8.973        7.224         1,347
2002..     7.209        5.349          559          7.224        5.368         1,812
2003..     5.349        7.187          528          5.368        7.224         1,591
2004..     7.187        7.941          511          7.224        7.993         1,345
2005..     7.941        9.062          500          7.993        9.136         1,196
2006..     9.062        9.810          377          9.136        9.904           956
----      ------       ------          ---         ------       ------         -----
American Funds Growth-Income Fund
2000..    10.000       10.430            9         10.000       10.436           200
2001..    10.430       10.506          620         10.436       10.528           970
2002..    10.506        8.426          773         10.528        8.456         1,792
2003..     8.426       10.959          802          8.456       11.015         1,459
2004..    10.959       11.880          766         11.015       11.959         1,306
2005..    11.880       12.349          732         11.959       12.449         1,140
2006..    12.349       13.972          618         12.449       14.107           952
----      ------       ------          ---         ------       ------         -----
American Funds International Fund
2000..    10.000        7.824           15         10.000        7.829           141
2001..     7.824        6.156(1)       135          7.829        6.170(1)        552
2002..     6.156        5.149          227          6.170        5.168           815
2003..     5.149        6.819          216          5.168        6.855           717
2004..     6.819        7.991          199          6.855        8.045           636
2005..     7.991        9.537          181          8.045        9.615           556
2006..     9.537       11.144          182          9.615       11.253           460
----      ------       --------        ---         ------       --------       -----
Baron Capital Asset
2006..     N/A         N/A            N/A           9.635       10.616             1**
----      ------       --------       ----         ------       --------       -----
Delaware VIP Capital Reserves
2005..     N/A         N/A            N/A           N/A         N/A            N/A
2006..     N/A         N/A            N/A           N/A         N/A            N/A
----      ------       --------       ----         ------       --------       -----
Delaware VIP Diversified Income Series
2004..     N/A         N/A            N/A          10.207       10.872             1
2005..    10.862       10.605            3         10.872       10.631             9
2006..    10.605       11.204            3         10.631       11.248             7
----      ------       --------       ----         ------       --------       -----
Delaware VIP Emerging Markets Series(4)
2004..     N/A         N/A            N/A          14.457       19.360             3
2005..    18.945       24.015            2         19.360       24.206             7
2006..    24.015       29.911            1**       24.206       30.194            13
----      ------       --------       ----         ------       --------       -----
Delaware VIP High Yield Series
2000..    10.000        8.951            3         10.000        8.959            38
2001..     8.951        8.406           68          8.959        8.426           149
2002..     8.406        8.392           78          8.426        8.425           224
2003..     8.392       10.601           74          8.425       10.658           175
2004..    10.601       11.872           54         10.658       11.953           123
2005..    11.872       12.050           37         11.953       12.151           100
2006..    12.050       13.278           25         12.151       13.409            90
----      ------       --------       ----         ------       --------       -----
Delaware VIP REIT Series
2000..    10.000       10.698            4         10.000       10.704            19
2001..    10.698       11.418           60         10.704       11.442           112
2002..    11.418       11.705           93         11.442       11.748           138
2003..    11.705       15.374           85         11.748       15.453           110
2004..    15.374       19.794           80         15.453       19.926            98
2005..    19.794       20.775           73         19.926       20.944            80
2006..    20.775       27.000           30         20.944       27.260            66
----      ------       --------       ----         ------       --------       -----

                 with EEB and Step-Up                            with EEB
       ----------------------------------------- -----------------------------------------
         Accumulation unit value                   Accumulation unit value
       ---------------------------   Number of   ---------------------------   Number of
        Beginning       End of      accumulation  Beginning       End of      accumulation
        of period       period         units      of period       period         units
       ----------- --------------- ------------- ----------- --------------- -------------
       (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Small Cap Value Series
2000..
2001..    10.000        11.788(1)         1**       10.000        10.978(2)         6
2002..    11.788        10.904           32         10.978        10.160           15
2003..    10.904        15.157            1         10.160        14.129           14
2004..    15.157        18.018            1         14.129        16.805           15
2005..    18.018        19.297            1         16.805        18.007           12
2006..    19.297        21.941            1         18.007        20.485           12
----      ------        --------         --         ------        --------         --
Delaware VIP Trend Series
2000..
2001..    10.000        12.780(1)         1         10.000        12.207(3)         4
2002..    12.780        10.023            7         12.207         9.579           10
2003..    10.023        13.256            2          9.579        12.675           10
2004..    13.256        14.609            2         12.675        13.975           10
2005..    14.609        15.138            2         13.975        14.489           10
2006..    15.138        15.943            2         14.489        15.267            9
----      ------        --------         --         ------        --------         --
Delaware VIP US Growth Series
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Delaware VIP Value Series
2000..
2001..    10.000        11.090(1)         1**       10.000        10.312(1)         2
2002..    11.090         8.834            3         10.312         8.219            1
2003..     8.834        11.105            1          N/A          N/A            N/A
2004..    11.105        12.485            1          N/A          N/A            N/A
2005..    12.485        12.959            1         11.627        12.075            5
2006..    12.959        15.741            1         12.075        14.674            3
----      ------        --------       ----         ------        --------       ----
Fidelity VIP Contrafund Portfolio
2003..     N/A          N/A            N/A           9.702        12.210            3
2004..     N/A          N/A            N/A          12.210        13.803            3
2005..     N/A          N/A            N/A          13.803        15.808            5
2006..     N/A          N/A            N/A          15.808        17.292            6
----      ------        --------       ----         ------        --------       ----
Fidelity VIP Equity-Income Portfolio
2000..
2001..    10.000        11.088(1)         1         10.000        10.285(2)         6
2002..    11.088         9.013            4         10.285         8.364           12
2003..     9.013        11.499            1          8.364        10.677            5
2004..    11.499        12.550            1         10.677        11.659            7
2005..    12.550        13.000            1         11.659        12.082            2
2006..    13.000        15.297            1         12.082        14.225            2
----      ------        --------       ----         ------        --------       ----
Fidelity VIP Growth Portfolio
2000..
2001..    10.000        11.764(1)         1         10.000        10.687(2)         6
2002..    11.764         8.045            5         10.687         7.312            3
2003..     N/A          N/A            N/A           7.312         9.514            1
2004..     N/A          N/A            N/A           9.514         9.632            1
2005..     N/A          N/A            N/A           9.632         9.975            1
2006..     N/A          N/A            N/A           9.975        10.436            1
----      ------        --------       ----         ------        --------       ----
Fidelity VIP Mid Cap
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Fidelity VIP Overseas Portfolio
2000..
2001..    10.000        10.892(1)         1**       10.000        10.895(1)         1**
2002..    10.892         8.500            1**        N/A          N/A            N/A
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A          11.948        13.290            1
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----



                  with Step-Up                        with EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Delaware VIP Small Cap Value Series
2000..    10.000    11.835         4         10.000    11.840         7
2001..    11.835    12.981        81         11.840    13.006       114
2002..    12.981    12.019       136         13.006    12.061       242
2003..    12.019    16.723       108         12.061    16.806       166
2004..    16.723    19.901        95         16.806    20.029       146
2005..    19.901    21.334        88         20.029    21.504       127
2006..    21.334    24.282        55         21.504    24.512       117
----      ------    ------       ---         ------    ------       ---
Delaware VIP Trend Series
2000..    10.000     7.756        20         10.000     7.762       116
2001..     7.756     6.440        88          7.762     6.455       333
2002..     6.440     5.056       162          6.455     5.075       494
2003..     5.056     6.694       107          5.075     6.729       314
2004..     6.694     7.384        97          6.729     7.434       253
2005..     7.384     7.660        86          7.434     7.723       204
2006..     7.660     8.075        83          7.723     8.154       154
----      ------    ------       ---         ------    ------       ---
Delaware VIP US Growth Series
2003..     9.326     9.803         1          8.101     9.830         1
2004..     9.803     9.920         1          9.830     9.962         2
2005..     9.920    11.147         1          9.962    11.211         2
2006..    11.147    11.173         1         11.211    11.254         4
----      ------    ------       ---         ------    ------       ---
Delaware VIP Value Series
2000..    10.000    11.551         1**       10.000    11.556         5
2001..    11.551    10.886        12         11.556    10.908        58
2002..    10.886     8.681         9         10.908     8.712        85
2003..     8.681    10.922         6          8.712    10.978        54
2004..    10.922    12.292         8         10.978    12.373        56
2005..    12.292    12.772         6         12.373    12.876        43
2006..    12.772    15.530         3         12.876    15.678        23
----      ------    ------       ---         ------    ------       ---
Fidelity VIP Contrafund Portfolio
2003..     9.708    12.223        13          9.726    12.264         4
2004..    12.223    13.825         9         12.264    13.892        12
2005..    13.825    15.841        21         13.892    15.941        22
2006..    15.841    17.337        23         15.941    17.473        20
----      ------    ------       ---         ------    ------       ---
Fidelity VIP Equity-Income Portfolio
2000..    10.000    10.854         1**       10.000    10.860        27
2001..    10.854    10.103        51         10.860    10.124       143
2002..    10.103     8.221        70         10.124     8.250       181
2003..     8.221    10.499        41          8.250    10.552       138
2004..    10.499    11.470        44         10.552    11.545       113
2005..    11.470    11.892        39         11.545    11.989        91
2006..    11.892    14.008        15         11.989    14.143        93
----      ------    ------       ---         ------    ------       ---
Fidelity VIP Growth Portfolio
2000..    10.000     8.354         7         10.000     8.360        41
2001..     8.354     6.739        23          8.360     6.754        99
2002..     6.739     4.613        20          6.754     4.630       148
2003..     4.613     6.006        13          4.630     6.037        84
2004..     6.006     6.083        14          6.037     6.123        74
2005..     6.083     6.303        13          6.123     6.355        63
2006..     6.303     6.597        12          6.355     6.661        48
----      ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2005..    10.095    11.554         1**       10.237    11.564         2
2006..    11.554    12.756         1*        11.564    12.786         3
----      ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas Portfolio
2000..    10.000     8.595         1         10.000     8.601         6
2001..     8.595     6.655         8          8.601     6.670        27
2002..     6.655     5.199         7          6.670     5.218        36
2003..     5.199     7.304         3          5.218     7.342        57
2004..     7.304     8.129         5          7.342     8.184        26
2005..     8.129     9.483         6          8.184     9.562        24
2006..     9.483    10.969         3          9.562    11.077        20
----      ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                            with EEB
       ----------------------------------------- -----------------------------------------
         Accumulation unit value                   Accumulation unit value
       ---------------------------   Number of   ---------------------------   Number of
        Beginning       End of      accumulation  Beginning       End of      accumulation
        of period       period         units      of period       period         units
       ----------- --------------- ------------- ----------- --------------- -------------
       (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Income Securities
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----       --           ----           ---           --           ----           ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2000..
2001..    10.000        12.288(1)         1**       10.000        12.289(1)         2
2002..    12.288         8.598            5         12.289         8.603            3
2003..     8.598        11.578            0          8.603        11.592            0
2004..     N/A          N/A            N/A          11.592        12.685            1
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
FTVIPT Mutual Shares Securities
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
FTVIPT Templeton Global Income Securities
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
FTVIPT Templeton Growth Securities Fund
2000..
2001..    10.000        11.163(1)         1**       10.000        11.165(1)         1**
2002..    11.163         8.928            8         11.165         8.933            3
2003..     N/A          N/A            N/A           8.933        11.588            1
2004..     N/A          N/A            N/A          11.588        13.198            3
2005..     N/A          N/A            N/A          13.198        14.105            3
2006..     N/A          N/A            N/A          14.105        16.866            3
----      ------        --------       ----         ------        --------       ----
Janus Aspen Balanced Portfolio
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Janus Aspen Mid-Cap Growth Portfolio
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Janus Aspen Worldwide Growth Portfolio
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Lincoln VIP Aggressive Growth Fund
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Lincoln VIP Aggressive Profile Fund
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Lincoln VIP Bond Fund
2000..
2001..    10.000        10.113(1)         6         10.000        10.093(1)        24
2002..    10.113        10.931          116         10.093        10.915           38
2003..    10.931        11.506            9         10.915        11.495           35
2004..    11.506        11.888            9         11.495        11.883           36
2005..    11.888        11.972           10         11.883        11.973           44
2006..    11.972        12.301            9         11.973        12.307           42
----      ------        --------       ----         ------        --------       ----
Lincoln VIP Capital Appreciation Fund
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A          12.182        12.549            1
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----



                  with Step-Up                        with EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
FTVIPT Franklin Income Securities
2006..    10.009    11.212         5         10.543    11.222         8
----      ------    ------         -         ------    ------         -
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2000..    10.000     8.035         3         10.000     8.042        27
2001..     8.035     6.689        19          8.042     6.704       150
2002..     6.689     4.685        40          6.704     4.702       270
2003..     4.685     6.315        30          4.702     6.348       163
2004..     6.315     6.914        29          6.348     6.961       125
2005..     6.914     7.116        26          6.961     7.175        93
2006..     7.116     7.597        51          7.175     7.671        74
----      ------    ------        --         ------    ------       ---
FTVIPT Mutual Shares Securities
2006..     N/A        N/A       N/A          10.449    11.267         1
----      ------    ------      ----         ------    ------       ---
FTVIPT Templeton Global Income Securities
2005..     N/A        N/A       N/A           9.944     9.873         1**
2006..    10.202    10.926         1**        9.873    10.952         2
----      ------    ------      ----         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2000..    10.000    10.197         4         10.000    10.204         3
2001..    10.197     9.884        19         10.204     9.905        44
2002..     9.884     7.912        35          9.905     7.941        49
2003..     7.912    10.269        19          7.941    10.322        40
2004..    10.269    11.702        19         10.322    11.780        40
2005..    11.702    12.512        18         11.780    12.614        45
2006..    12.512    14.969        16         12.614    15.114        41
----      ------    ------      ----         ------    ------       ---
Janus Aspen Balanced Portfolio
2003..     9.770    10.912         1          9.786    10.947         3
2004..    10.912    11.606         3         10.947    11.660         5
2005..    11.606    12.272         3         11.660    12.348         4
2006..    12.272    13.309         2         12.348    13.411         4
----      ------    ------      ----         ------    ------       ---
Janus Aspen Mid-Cap Growth Portfolio
2003..     N/A        N/A       N/A           8.047    10.668         1
2004..    10.632    12.581         1**       10.668    12.642         1
2005..    12.581    13.842         1**       12.642    13.930         3
2006..    13.842    15.404         1**       13.930    15.525         2
----      ------    ------      ----         ------    ------       ---
Janus Aspen Worldwide Growth Portfolio
2003..     8.396    10.199         2          N/A        N/A       N/A
2004..    10.199    10.470         2          N/A        N/A       N/A
2005..     N/A        N/A       N/A           N/A        N/A       N/A
2006..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Aggressive Growth Fund
2003..     N/A        N/A       N/A           N/A        N/A       N/A
2004..     N/A        N/A       N/A          12.722    13.739         1
2005..     N/A        N/A       N/A           N/A        N/A       N/A
2006..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Aggressive Profile Fund
2005..     N/A        N/A       N/A           N/A        N/A       N/A
2006..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Bond Fund
2000..    10.000    10.600         2         10.000    10.606        46
2001..    10.600    11.364       263         10.606    11.387       635
2002..    11.364    12.295       402         11.387    12.338      1,126
2003..    12.295    12.955       276         12.338    13.020       576
2004..    12.955    13.399       235         13.020    13.486       571
2005..    13.399    13.507       237         13.486    13.616       487
2006..    13.507    13.892       158         13.616    14.024       400
----      ------    ------      ----         ------    ------      -----
Lincoln VIP Capital Appreciation Fund
2003..     N/A        N/A       N/A           N/A        N/A       N/A
2004..    11.987    12.559         1**       12.186    12.587         1**
2005..    12.559    12.822         1**       12.587    12.869         1**
2006..    12.822    13.777         1**       12.869    13.849         1**
----      ------    ------      ----         ------    ------      -----

                 with EEB and Step-Up                            with EEB
       ----------------------------------------- -----------------------------------------
         Accumulation unit value                   Accumulation unit value
       ---------------------------   Number of   ---------------------------   Number of
        Beginning       End of      accumulation  Beginning       End of      accumulation
        of period       period         units      of period       period         units
       ----------- --------------- ------------- ----------- --------------- -------------
       (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Conservative Profile Fund
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----       --           ----           ---           --           ----           ---
Lincoln VIP Core Fund
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----       --           ----           ---           --           ----           ---
Lincoln VIP Global Asset Allocation Fund
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----       --           ----           ---           --           ----           ---
Lincoln VIP Growth Fund
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----       --           ----           ---           --           ----           ---
Lincoln VIP Growth and Income Fund
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----       --           ----           ---           --           ----           ---
Lincoln VIP Growth Opportunities
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----       --           ----           ---           --           ----           ---
Lincoln VIP International Fund
2003..     9.644        13.400            2          9.651        13.417            2
2004..    13.400        15.901            1         13.417        15.928            2
2005..    15.901        17.559            1         15.928        17.598            4
2006..    17.559        22.398            1         17.598        22.459            4
----      ------        ------         ----         ------        ------         ----
Lincoln VIP Moderate Profile Fund
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        ------         ----         ------        ------         ----
Lincoln VIP Moderately Aggressive Profile Fund
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        ------         ----         ------        ------         ----
Lincoln VIP Money Market Fund
2000..
2001..    10.000        10.017(1)         1**       10.000        10.019(1)         1**
2002..    10.017         9.967           39         10.019         9.976           23
2003..     9.967         9.846            1          9.976         9.860            2
2004..     9.846         9.746            1          9.860         9.764            1
2005..     N/A          N/A            N/A           9.764         9.852            1
2006..     N/A          N/A            N/A           9.852        10.124            1**
----      ------        --------       ----         ------        --------       ----
Lincoln VIP Social Awareness Fund(5)
2000..
2001..    10.000        11.526(1)         1**       10.000        11.529(1)         1**
2002..     N/A          N/A            N/A           N/A          N/A            N/A
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
MFS VIT Capital Opportunities Series
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----



                  with Step-Up                        with EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIP Conservative Profile Fund
2005..     N/A        N/A       N/A           N/A        N/A       N/A
2006..     N/A        N/A       N/A           N/A        N/A       N/A
----       --         ---       ---           --         ---       ----
Lincoln VIP Core Fund
2005..     N/A        N/A       N/A           N/A        N/A       N/A
2006..     N/A        N/A       N/A           N/A        N/A       N/A
----       --         ---       ---           --         ---       ----
Lincoln VIP Global Asset Allocation Fund
2003..     N/A        N/A       N/A          10.500    11.342         0
2004..    11.494    12.607         1         11.342    12.637         2
2005..    12.607    13.191         1         12.637    13.242         4
2006..    13.191    14.798         1         13.242    14.878         4
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Growth Fund
2005..     N/A        N/A       N/A          10.307    10.833         3
2006..     N/A        N/A       N/A          10.833    11.314         3
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Growth and Income Fund
2005..     N/A        N/A       N/A           N/A        N/A       N/A
2006..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Growth Opportunities
2005..     N/A        N/A       N/A          10.923    11.440         1**
2006..     N/A        N/A       N/A          11.440    12.366         1
----      ------    ------      ----         ------    ------      ----
Lincoln VIP International Fund
2003..     9.659    13.434         3          9.675    13.477         9
2004..    13.434    15.957         6         13.477    16.032         8
2005..    15.957    17.639         6         16.032    17.748        11
2006..    17.639    22.523         6         17.748    22.695        10
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Moderate Profile Fund
2005..     N/A        N/A       N/A          10.008    10.469         8
2006..     N/A        N/A       N/A          10.469    11.510         8
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Moderately Aggressive Profile Fund
2005..    10.000    10.637         5          N/A        N/A       N/A
2006..    10.637    11.895         5          N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Money Market Fund
2000..    10.000    10.206        14         10.000    10.212       171
2001..    10.206    10.427       227         10.212    10.448      2,634
2002..    10.427    10.385       195         10.448    10.422      6,301
2003..    10.385    10.269       133         10.422    10.321      1,526
2004..    10.269    10.175        90         10.321    10.241       276
2005..    10.175    10.272        81         10.241    10.355       258
2006..    10.272    10.561        79         10.355    10.662       214
----      ------    ------      ----         ------    ------      -----
Lincoln VIP Social Awareness Fund(5)
2000..    10.000     8.787         1**       10.000     8.792        10
2001..     8.787     7.794        12          8.792     7.811        22
2002..     7.794     5.895        10          7.811     5.917        20
2003..     9.972    11.986         6          9.273    12.027        13
2004..    11.986    13.267        10         12.027    13.333        17
2005..    13.267    14.598         9         13.333    14.692        12
2006..    14.598    16.102         9         14.692    16.231        11
----      ------    ------      ----         ------    ------      -----
MFS VIT Capital Opportunities Series
2003..     8.192    10.227         4          N/A        N/A       N/A
2004..    10.227    11.259         4         10.263    11.315         1**
2005..    11.259    11.220         4         11.315    11.293         1
2006..    11.220    12.508         4          N/A        N/A       N/A
----      ------    ------      ----         ------    ------      -----

                 with EEB and Step-Up                            with EEB
       ----------------------------------------- -----------------------------------------
         Accumulation unit value                   Accumulation unit value
       ---------------------------   Number of   ---------------------------   Number of
        Beginning       End of      accumulation  Beginning       End of      accumulation
        of period       period         units      of period       period         units
       ----------- --------------- ------------- ----------- --------------- -------------
       (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Emerging Growth Series
2000..
2001..    10.000        12.125(1)         1**       10.000        11.039(2)         4
2002..    12.125         7.869            1         11.039         7.168            1**
2003..     N/A          N/A            N/A           7.168         9.143            0
2004..     N/A          N/A            N/A           9.143        10.117            1
2005..     N/A          N/A            N/A          10.117        10.818            1**
2006..     N/A          N/A            N/A          10.818        11.428            1**
----      ------        --------       ----         ------        --------          -
MFS VIT Total Return Series
2000..
2001..    10.000        10.629(1)         1         10.000        10.630(1)         8
2002..    10.629         9.871           29         10.630         9.877           18
2003..     9.871        11.235            3          9.877        11.248           12
2004..    11.235        12.240            3         11.248        12.259           13
2005..    12.240        12.321            3         12.259        12.347           14
2006..    12.321        13.495            3         12.347        13.530           11
----      ------        --------       ----         ------        --------         --
MFS VIT Utilities Series
2000..
2001..    10.000         9.842(1)         1**       10.000         9.355(2)        18
2002..     N/A          N/A            N/A           9.355         7.080            3
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003..     8.316        10.450            2          8.320        10.461            4
2004..    10.450        11.926            2         10.461        11.944            4
2005..    11.926        13.309            2         11.944        13.336            4
2006..    13.309        14.978            2         13.336        15.016            4
----      ------        --------       ----         ------        --------       ----
Neuberger Berman AMT Regency Portfolio
2003..     9.419        13.045            2          9.783        13.047            2
2004..    13.045        15.662            2         13.047        15.672            2
2005..    15.662        17.211            1         15.672        17.231            2
2006..    17.211        18.773            1         17.231        18.803            2
----      ------        --------       ----         ------        --------       ----
Putnam VT Growth and Income Fund
2003..     N/A          N/A            N/A           8.986        10.801            3
2004..     N/A          N/A            N/A          10.801        11.782            2
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Putnam VT Health Science Fund
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Scudder VIT Equity 500 Index Fund
2000..
2001..    10.000        11.273(1)         1         10.000        11.275(1)        11
2002..    11.273         8.592            1         11.275         8.598            1
2003..     N/A          N/A            N/A           8.598        10.818            0
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----
Scudder VIT Small Cap Index Fund
2003..     N/A          N/A            N/A           N/A          N/A            N/A
2004..     N/A          N/A            N/A           N/A          N/A            N/A
2005..     N/A          N/A            N/A           N/A          N/A            N/A
2006..     N/A          N/A            N/A           N/A          N/A            N/A
----      ------        --------       ----         ------        --------       ----



                  with Step-Up                        with EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
MFS VIT Emerging Growth Series
2000..    10.000     8.165        12         10.000     8.170        27
2001..     8.165     5.323        38          8.170     5.334       121
2002..     5.323     3.458        35          5.334     3.471       140
2003..     3.458     4.413        32          3.471     4.436       131
2004..     4.413     4.886        29          4.436     4.918        68
2005..     4.886     5.227        26          4.918     5.269        43
2006..     5.227     5.524        17          5.269     5.578        36
----      ------     -----        --         ------     -----       ---
MFS VIT Total Return Series
2000..    10.000    11.123         1         10.000    11.128        29
2001..    11.123    10.927        90         11.128    10.948       358
2002..    10.927    10.158       212         10.948    10.193       550
2003..    10.158    11.573       153         10.193    11.631       379
2004..    11.573    12.620       138         11.631    12.702       344
2005..    12.620    12.717       127         12.702    12.819       319
2006..    12.717    13.942       110         12.819    14.075       237
----      ------    ------       ---         ------    ------       ---
MFS VIT Utilities Series
2000..    10.000     9.892         7         10.000     9.898        59
2001..     9.892     7.340        88          9.898     7.356       288
2002..     7.340     5.558        61          7.356     5.579       202
2003..     5.558     7.401        45          5.579     7.439       155
2004..     7.401     9.439        33          7.439     9.502       148
2005..     9.439    10.807        32          9.502    10.895       134
2006..    10.807    13.900        18         10.895    14.035        96
----      ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003..     8.326    10.473        14          8.343    10.510         9
2004..    10.473    11.964        15         10.510    12.024        10
2005..    11.964    13.365        15         12.024    13.453        11
2006..    13.365    15.056        11         13.453    15.177        11
----      ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2003..     9.387    13.075         2          9.809    13.107         8
2004..    13.075    15.713         3         13.107    15.776        10
2005..    15.713    17.285         3         15.776    17.380         8
2006..    17.285    18.872         3         17.380    19.005         7
----      ------    ------       ---         ------    ------       ---
Putnam VT Growth and Income Fund
2003..     N/A        N/A        N/A          8.654    10.844         1
2004..     N/A        N/A        N/A          N/A        N/A        N/A
2005..     N/A        N/A        N/A         11.851    12.267         1
2006..     N/A        N/A        N/A         12.267    13.986         2
----      ------    ------       ---         ------    ------       ---
Putnam VT Health Science Fund
2003..     8.264     9.610         1          8.279     9.641         1
2004..     N/A        N/A        N/A          9.641    10.159         1
2005..     N/A        N/A        N/A         10.159    11.311         1
2006..     N/A        N/A        N/A         11.311    11.437         1
----      ------    ------       ---         ------    ------       ---
Scudder VIT Equity 500 Index Fund
2000..    10.000     8.982         2         10.000     8.987        21
2001..     8.982     7.747        34          8.987     7.763       198
2002..     7.747     5.911        37          7.763     5.932       257
2003..     5.911     7.440        28          5.932     7.478       172
2004..     7.440     8.081        31          7.478     8.135       151
2005..     8.081     8.308        29          8.135     8.376        98
2006..     8.308     9.426        24          8.376     9.517        91
----      ------    ------       ---         ------    ------       ---
Scudder VIT Small Cap Index Fund
2003..     9.445    13.583         5          9.463    13.631         1
2004..    13.583    15.710         5         13.631    15.788         4
2005..    15.710    16.087         5         15.788    16.192         4
2006..    16.087    18.564         3         16.192    18.713         4
----      ------    ------       ---         ------    ------       ---

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (July 31, 2000) through December 31, 2000.

** All numbers less than 500 were rounded up to one.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Commenced business on 9/17/01 with an initial unit value of $10.

(4) Effective following the close of business on May 19, 2003 shares of the American Funds International Fund were substituted for shares of the Delaware VIP Emerging Markets Series. In 2004, the Delaware VIP Emerging Markets Series subaccount was added to the product.

(5) Effective following the close of business on May 19, 2003, shares of the Lincoln VIP Social Awareness were substituted for shares of the Delaware VIP Social Awareness Series. The values in the table for periods prior to the substitution reflect investment in the Delaware VIP Social Awareness Series.

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Lincoln ChoicePlus Access
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus Access prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2007. You may obtain a copy of the Lincoln ChoicePlus Access prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Advertising                                     B-5
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2007.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Pending regulatory approval Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, will serve as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus as of May 1, 2007. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life acting as Principal Underwriter paid, $97,680,796, $115,249,891 and $162,288,944 to LFA and Selling Firms in 2004, 2005, and 2006, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.

In the event LFD does not obtain regulatory approval by May 1, 2007, then Lincoln Life will serve as Principal Underwriter until LFD is able to assume the duties of Principal Underwriter. Lincoln Life is not a member of the Securities Investors Protection Corporation.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium ...................    $50,000
         Premium taxes ....................    None
         Withdrawals ......................    None
         Guaranteed Period ................    5 years
         Guaranteed Interest Rate .........    3.50%
         Annuity Date .....................    Age 70
         Index Rate A .....................    3.50%
         Index Rate B .....................    4.00% End of contract year 1
                                               3.50% End of contract year 2
                                               3.00% End of contract year 3
                                               2.00% End of contract year 4
         Percentage adjustment to B .......    0.50%



  Formula                     (1 + Index A)n
                      ------------------------------
                                                     -1
                      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                       (3)
                (1)       (2)          Adjusted   (4)       (5)          (6)         (7)
                Annuity   Interest     Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment   Value      Value     (3) & (4)    Charge      Value
--------------- --------- ------------ ---------- --------- ------------ ----------- ----------
  1 ........... $51,710    0.962268    $49,759    $50,710   $50,710      $4,250      $46,460
  2 ........... $53,480    0.985646    $52,712    $51,431   $52,712      $4,250      $48,462
  3 ........... $55,312    1.000000    $55,312    $52,162   $55,312      $4,000      $51,312
  4 ........... $57,208    1.009756    $57,766    $52,905   $57,766      $3,500      $54,266
  5 ........... $59,170       N/A      $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                     BOY*                              Annual        EOY**
                     Annuity       Guaranteed          Account       Annuity
Contract Year        Value         Interest Rate       Fee           Value
-------------------- ---------     ---------------     ---------     ----------
  1 ................ $50,000   x       1.035       -   $40       =   $51,710
  2 ................ $51,710   x       1.035       -   $40       =   $53,480
  3 ................ $53,480   x       1.035       -   $40       =   $55,312
  4 ................ $55,312   x       1.035       -   $40       =   $57,208
  5 ................ $57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                     Surrender
                     Charge                       Surrender
Contract Year        Factor         Deposit       Charge
-------------------- ----------     ---------     ----------
  1 ................      8.5%  x   $50,000   =   $4,250
  2 ................      8.5%  x   $50,000   =   $4,250
  3 ................      8.0%  x   $50,000   =   $4,000
  4 ................      7.0%  x   $50,000   =   $3,500
  5 ................      6.0%  x   $50,000   =   $3,000

                           INTEREST ADJUSTMENT CALCULATION



Contract Year         Index A      Index B      Adj Index B      N        Result
------------------    ---------    ---------    -------------    -----    ---------
  1 ..............     3.50%        4.00%          4.50%          4       0.962268
  2 ..............     3.50%        3.50%          4.00%          3       0.985646
  3 ..............     3.50%        3.00%          3.50%          2       1.000000
  4 ..............     3.50%        2.00%          2.50%          1       1.009756
  5 ..............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                    Minimum             Annual
                                    Guaranteed          Account       Minimum
Contract Year                       Interest Rate       Fee           Value
--------------------                ---------------     ---------     ----------
  1 ................ $50,000    x       1.015       -   $40       =   $50,710
  2 ................ $50,710    x       1.015       -   $40       =   $51,431
  3 ................ $51,431    x       1.015       -   $40       =   $52,162
  4 ................ $52,162    x       1.015       -   $40       =   $52,905
  5 ................ $52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant ........................... Male, Age 65
         Secondary Life ...................... Female, Age 63
         Purchase Payment .................... $200,000.00
         Regular Income Payment Frequency .... Annual
         AIR ................................. 4.0%
         Hypothetical Investment Return ...... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment .............. $ 10,813.44              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA.

We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
Financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appear on the following pages.

                                         Prospectus 2

Lincoln ChoicePlus II Access
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802-7866
www.LFG.com
1-888-868-2583

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund*
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein International Value Portfolio
     AllianceBernstein Large Cap Growth Portfolio*
     AllianceBernstein Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*

Delaware VIP Trust (Service Class):
     Delaware VIP Capital Reserves Series
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Income Securities Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Mid Cap Growth Portfolio*
     Janus Aspen Worldwide Growth Portfolio*
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     (formerly Bond Fund)
     LVIP Delaware Social Awareness Fund
     (formerly Social Awareness Fund)
     LVIP Janus Capital Appreciation Fund
     (formerly Capital Appreciation Fund)
     LVIP Mondrian International Value Fund
     (formerly International Fund)
     LVIP Money Market Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     (formerly Aggressive Growth Fund)
     LVIP UBS Global Asset Allocation Fund
     (formerly Global Asset Allocation Fund)

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Capital Growth Fund*
     LVIP Cohen & Steers Global Real Estate Fund*
     LVIP Delaware Growth and Income Fund
     (formerly Growth and Income Fund)
     LVIP Delaware Special Opportunities Fund*
     LVIP FI Equity-Income Fund*
     (formerly Equity-Income Fund)
     LVIP Growth Opportunities Fund*
     LVIP Marsico International Growth Fund*
     LVIP MFS Value Fund*
     LVIP Mid-Cap Growth Fund*
     LVIP Mid-Cap Value Fund*
     LVIP S&P 500 Index Fund**
     (formerly Core Fund)
     LVIP Small-Cap Index Fund*
     LVIP T. Rowe Price Growth Stock Fund*
     LVIP Templeton Growth Fund*
     LVIP Value Opportunities Fund*
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*
     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*
     LVIP Wilshire Aggressive Profile Fund
     (formerly Aggressive Profile Fund)
     LVIP Wilshire Conservative Profile Fund
     (formerly Conservative Profile Fund)
     LVIP Wilshire Moderate Profile Fund
     (formerly Moderate Profile Fund)
     LVIP Wilshire Moderately Aggressive Profile Fund
     (formerly Moderately Aggressive Profile Fund)
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     (formerly Capital Opportunities Series)
     MFS (Reg. TM) VIT Emerging Growth Series*
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Growth & Income Fund*
     Putnam VT Health Sciences Fund*

*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2007

Table of Contents


Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 6
Summary of Common Questions                                   14
The Lincoln National Life Insurance Company                   16
Variable Annuity Account (VAA)                                16
Investments of the Variable Annuity Account                   16
Charges and Other Deductions                                  21
The Contracts                                                 24
 Purchase Payments                                            25
 Transfers On or Before the Annuity Commencement Date         26
 Surrenders and Withdrawals                                   28
 Death Benefit                                                29
 Investment Requirements                                      34
 Lincoln SmartSecurity (Reg. TM) Advantage                    35
 i4LIFE (Reg. TM) Advantage                                   40
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    45
 4LATER (Reg. TM) Advantage                                   47
 Annuity Payouts                                              51
 Fixed Side of the Contract                                   53
Distribution of the Contracts                                 56
Federal Tax Matters                                           57
Additional Information                                        61
 Voting Rights                                                61
 Return Privilege                                             61
 Other Information                                            62
 Legal Proceedings                                            62
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   63
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides a Guaranteed Amount to access through periodic withdrawals.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

We may apply the interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing and cross-reinvestment, withdrawals up to the annual withdrawal limit under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                        Estate Enhancement
                                        Benefit Rider (EEB)
                                        in combination
                                        with 5% Step Up
                                        ---------------------
o   Mortality and expense risk charge          1.75%
o   Administrative charge                      0.15%
                                                ----
o   Total annual charge for each
    subaccount                                 1.90%



    Estate Enhancement
    Benefit Rider (EEB)                   Enhanced Guaranteed   Guarantee of
    without 5%            5% Step Up      Minimum Death         Principal death
    Step Up               death benefit   Benefit (EGMDB)       benefit (GOP)
    --------------------- --------------- --------------------- ----------------
o          1.70%              1.65%              1.50%               1.40%
o          0.15%              0.15%              0.15%               0.15%
            ----               ----               ----                ----
o
           1.85%              1.80%              1.65%               1.55%

* The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.


Optional Rider Charges:


Lincoln SmartSecurity (Reg. TM) Advantage:


o   Guaranteed maximum annual
    percentage charge*
o   Current annual percentage charge*



                                        Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
     Lincoln SmartSecurity (Reg. TM)      Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
       Advantage - 5 Year Elective               Step-Up option                    Step-Up option
              Step-Up option           - Single Life (and prior version)            - Joint Life
    --------------------------------- ----------------------------------- --------------------------------
o
                 0.95%                              1.50%                              1.50%
o                0.45%                              0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for subsequent purchase payments, step-ups and withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.



4LATER (Reg. TM) Advantage:



o   Guaranteed maximum annual
    percentage charge*                     1.50%
o   Current annual percentage charge*      0.50%

*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER (Reg. TM) charge is deducted from the subaccounts on a quarterly basis.


Different fees and expenses may be imposed during a period in which regular income payments are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2006. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.29%        4.86%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.28%        1.75%

* 32 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2008.

The following table shows the expenses charged by each fund for the year ended December 31, 2006:


(as a percentage of each fund's average net assets):

                                                                            Management                      Other
                                                                               Fees        12b-1 Fees      Expenses
                                                                             (before        (before        (before
                                                                               any            any            any
                                                                             waivers/       waivers/       waivers/
                                                                            reimburse-     reimburse-     reimburse-
                                                                              ments)   +     ments)   +     ments)   +
AIM V.I. Capital Appreciation Fund (Series II Shares)(1)                    0.61   %       0.25   %       0.30   %
AIM V.I. Core Equity Fund (Series II Shares)(1)(2)                          0.61           0.25           0.28
AIM V.I. International Growth Fund (Series II Shares)(1)(2)                 0.72           0.25           0.38
AllianceBernstein VPS Global Technology Portfolio (Class B)                 0.75           0.25           0.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                 0.55           0.25           0.06
AllianceBernstein VPS International Value Portfolio (Class B)               0.75           0.25           0.10
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)                  0.75           0.25           0.08
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)               0.75           0.25           0.11
American Century VP II Inflation Protection Fund (Class II)                 0.49           0.25           0.01
American Funds Global Growth Fund (Class 2)                                 0.55           0.25           0.03
American Funds Global Small Capitalization Fund (Class 2)                   0.72           0.25           0.05
American Funds Growth Fund (Class 2)                                        0.32           0.25           0.02
American Funds Growth-Income Fund (Class 2)                                 0.27           0.25           0.01
American Funds International Fund (Class 2)                                 0.50           0.25           0.04
Baron Capital Asset Fund (Insurance Shares)                                 1.00           0.25           0.07
Delaware VIP Capital Reserves Series (Service Class)(3)                     0.50           0.30           0.18
Delaware VIP Diversified Income Series (Service Class)(4)                   0.65           0.30           0.13
Delaware VIP Emerging Markets Series (Service Class)(5)                     1.25           0.30           0.30
Delaware VIP High Yield Series (Service Class)(6)                           0.65           0.30           0.12
Delaware VIP REIT Series (Service Class)(7)                                 0.73           0.30           0.10
Delaware VIP Small Cap Value Series (Service Class)(8)                      0.72           0.30           0.11
Delaware VIP Trend Series (Service Class)(9)                                0.74           0.30           0.12
Delaware VIP U.S. Growth Series (Service Class)(10)                         0.65           0.30           0.11
Delaware VIP Value Series (Service Class)(11)                               0.65           0.30           0.11
DWS Equity 500 Index VIP (Class A)(12)                                      0.29           0.00           0.00
DWS Small Cap Index VIP (Class A)                                           0.45           0.00           0.05
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(13)           0.57           0.25           0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(14)        0.47           0.25           0.10
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(15)               0.57           0.25           0.12
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(16)              0.57           0.25           0.11
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(17)             0.72           0.25           0.16
FTVIPT Franklin Income Securities Fund (Class 2)                            0.46           0.25           0.01
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
 2)(18)                                                                     0.48           0.25           0.29
FTVIPT Mutual Shares Securities Fund (Class 2)                              0.60           0.25           0.21
FTVIPT Templeton Global Income Securities Fund (Class 2)                    0.56           0.25           0.16
FTVIPT Templeton Growth Securities Fund (Class 2)                           0.74           0.25           0.04
Janus Aspen Balanced Portfolio (Service Shares)(19)                         0.55           0.25           0.03
Janus Aspen Mid Cap Growth Portfolio (Service Shares)                       0.64           0.25           0.06
Janus Aspen Worldwide Growth Portfolio (Service Shares)(20)                 0.60           0.25           0.05
LVIP Capital Growth Fund (Service Class)(21)(23)                            0.73           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(22)(23)                                                             0.95           0.25           0.15



                                                                                                                    Total
                                                                                                                  Expenses
                                                                                             Total                 (after
                                                                                            Expenses     Total    Contractu
                                                                                            (before   Contractual    ua
                                                                             Acquired         any      waivers/   waivers/
                                                                            Fund Fees       waivers/  reimburse-  reimburse
                                                                               and         reimburse-    ments       e-
                                                                             Expenses  =     ments)    (if any)    ments)
AIM V.I. Capital Appreciation Fund (Series II Shares)(1)                    0.00   %       1.16   %
AIM V.I. Core Equity Fund (Series II Shares)(1)(2)                          0.02           1.16
AIM V.I. International Growth Fund (Series II Shares)(1)(2)                 0.01           1.36
AllianceBernstein VPS Global Technology Portfolio (Class B)                 0.00           1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                 0.00           0.86
AllianceBernstein VPS International Value Portfolio (Class B)               0.00           1.10
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)                  0.00           1.08
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)               0.00           1.11
American Century VP II Inflation Protection Fund (Class II)                 0.00           0.75
American Funds Global Growth Fund (Class 2)                                 0.00           0.83
American Funds Global Small Capitalization Fund (Class 2)                   0.00           1.02
American Funds Growth Fund (Class 2)                                        0.00           0.59
American Funds Growth-Income Fund (Class 2)                                 0.00           0.53
American Funds International Fund (Class 2)                                 0.00           0.79
Baron Capital Asset Fund (Insurance Shares)                                 0.00           1.32
Delaware VIP Capital Reserves Series (Service Class)(3)                     0.00            .98       -0.05   %   0.93   %
Delaware VIP Diversified Income Series (Service Class)(4)                   0.00           1.08       -0.05       1.03
Delaware VIP Emerging Markets Series (Service Class)(5)                     0.00           1.85       -0.10       1.75
Delaware VIP High Yield Series (Service Class)(6)                           0.00           1.07       -0.05       1.02
Delaware VIP REIT Series (Service Class)(7)                                 0.00           1.13       -0.05       1.08
Delaware VIP Small Cap Value Series (Service Class)(8)                      0.00           1.13       -0.05       1.08
Delaware VIP Trend Series (Service Class)(9)                                0.00           1.16       -0.05       1.11
Delaware VIP U.S. Growth Series (Service Class)(10)                         0.00           1.06       -0.05       1.01
Delaware VIP Value Series (Service Class)(11)                               0.00           1.06       -0.05       1.01
DWS Equity 500 Index VIP (Class A)(12)                                      0.00           0.29       -0.01       0.28
DWS Small Cap Index VIP (Class A)                                           0.00           0.50
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(13)           0.00           0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(14)        0.00           0.82
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(15)               0.00           0.94
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(16)              0.00           0.93
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(17)             0.00           1.13
FTVIPT Franklin Income Securities Fund (Class 2)                            0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
 2)(18)                                                                     0.01           1.03       -0.01       1.02
FTVIPT Mutual Shares Securities Fund (Class 2)                              0.00           1.06
FTVIPT Templeton Global Income Securities Fund (Class 2)                    0.00           0.97
FTVIPT Templeton Growth Securities Fund (Class 2)                           0.00           1.03
Janus Aspen Balanced Portfolio (Service Shares)(19)                         0.00           0.83
Janus Aspen Mid Cap Growth Portfolio (Service Shares)                       0.00           0.95
Janus Aspen Worldwide Growth Portfolio (Service Shares)(20)                 0.00           0.90
LVIP Capital Growth Fund (Service Class)(21)(23)                            0.00           1.07       -0.01       1.06
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(22)(23)                                                             0.00           1.35       -0.25       1.10

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
LVIP Delaware Bond Fund (Standard Class)(24)                        0.34   %       0.00   %       0.07   %
LVIP Delaware Growth and Income Fund (Service Class)(24)            0.33           0.25           0.07
LVIP Delaware Social Awareness Fund (Standard Class)(24)            0.35           0.00           0.07
LVIP Delaware Special Opportunities Fund (Service Class)(24)        0.37           0.25           0.08
LVIP FI Equity-Income Fund (Service Class)(24)(25)                  0.73           0.25           0.08
LVIP Growth Opportunities Fund (Service Class)(24)(26)              0.99           0.25           3.62
LVIP Janus Capital Appreciation Fund (Standard Class)(24)(27)       0.75           0.00           0.09
LVIP Marsico International Growth Fund (Service Class)(23)(28)      0.97           0.25           0.16
LVIP MFS Value Fund (Service Class)(23)(29)                         0.74           0.25           0.10
LVIP Mid-Cap Growth Fund (Service Class)(23)(30)(45)                0.90           0.25           0.23
LVIP Mid-Cap Value Fund (Service Class)(23)(31)                     0.99           0.25           0.14
LVIP Mondrian International Value Fund (Standard Class)(24)         0.71           0.00           0.14
LVIP Money Market Fund (Standard Class)(24)                         0.42           0.00           0.08
LVIP S&P 500 Index Fund (Service Class)(23)(32)                     0.24           0.25           0.11
LVIP Small-Cap Index Fund (Service Class)(23)(33)(34)               0.32           0.25           0.14
LVIP T. Rowe Price Growth Stock Fund (Service Class)(23)(35)        0.78           0.25           0.12
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)(36)                                               0.73           0.00           0.12
LVIP Templeton Growth Fund (Service Class)(23)(37)                  0.75           0.25           0.11
LVIP UBS Global Asset Allocation Fund (Standard Class)(24)          0.73           0.00           0.18
LVIP Value Opportunities Fund (Service Class)(23)(38)(39)           1.05           0.25           0.13
LVIP Wilshire 2010 Profile Fund (Service Class)(23)(40)(41)         0.25           0.25           0.27
LVIP Wilshire 2020 Profile Fund (Service Class)(23)(40)(41)         0.25           0.25           0.17
LVIP Wilshire 2030 Profile Fund (Service Class)(23)(40)(41)         0.25           0.25           0.15
LVIP Wilshire 2040 Profile Fund (Service Class)(23)(40)(41)         0.25           0.25           0.22
LVIP Wilshire Aggressive Profile Fund (Service Class)(24)(40)(41)   0.25           0.25           0.19
LVIP Wilshire Conservative Profile Fund (Service
 Class)(24)(40)(41)                                                 0.25           0.25           0.16
LVIP Wilshire Moderate Profile Fund (Service Class)(24)(40)(41)     0.25           0.25           0.06
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(24)(40)(41)                                                 0.25           0.25           0.08
MFS (Reg. TM) VIT Core Equity Series (Service Class)(42)(43)        0.75           0.25           0.17
MFS (Reg. TM) VIT Emerging Growth Series (Service Class)(42)        0.75           0.25           0.12
MFS (Reg. TM) VIT Total Return Series (Service Class)(42)(43)       0.75           0.25           0.10
MFS (Reg. TM) VIT Utilities Series (Service Class)(42)              0.75           0.25           0.11
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(44)             0.83           0.00           0.15
Neuberger Berman Regency Portfolio (I Class)(44)                    0.85           0.00           0.11
Putnam VT Growth & Income Fund (Class 1B)                           0.49           0.25           0.06
Putnam VT Health Sciences Fund (Class 1B)                           0.70           0.25           0.15



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                    Fund Fees       waivers/  reimburse-  reimburse
                                                                       and         reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
LVIP Delaware Bond Fund (Standard Class)(24)                        0.00   %       0.41   %
LVIP Delaware Growth and Income Fund (Service Class)(24)            0.00           0.65
LVIP Delaware Social Awareness Fund (Standard Class)(24)            0.00           0.42
LVIP Delaware Special Opportunities Fund (Service Class)(24)        0.00           0.70
LVIP FI Equity-Income Fund (Service Class)(24)(25)                  0.00           1.06       -0.06   %   1.00   %
LVIP Growth Opportunities Fund (Service Class)(24)(26)              0.00           4.86       -3.43       1.43
LVIP Janus Capital Appreciation Fund (Standard Class)(24)(27)       0.00           0.84       -0.14       0.70
LVIP Marsico International Growth Fund (Service Class)(23)(28)      0.00           1.38       -0.01       1.37
LVIP MFS Value Fund (Service Class)(23)(29)                         0.00           1.09       -0.02       1.07
LVIP Mid-Cap Growth Fund (Service Class)(23)(30)(45)                0.00           1.38       -0.10       1.28
LVIP Mid-Cap Value Fund (Service Class)(23)(31)                     0.00           1.38       -0.02       1.36
LVIP Mondrian International Value Fund (Standard Class)(24)         0.00           0.85
LVIP Money Market Fund (Standard Class)(24)                         0.00           0.50
LVIP S&P 500 Index Fund (Service Class)(23)(32)                     0.00           0.60       -0.07       0.53
LVIP Small-Cap Index Fund (Service Class)(23)(33)(34)               0.00           0.71
LVIP T. Rowe Price Growth Stock Fund (Service Class)(23)(35)        0.00           1.15       -0.02       1.13
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)(36)                                               0.00           0.85
LVIP Templeton Growth Fund (Service Class)(23)(37)                  0.00           1.11
LVIP UBS Global Asset Allocation Fund (Standard Class)(24)          0.00           0.91
LVIP Value Opportunities Fund (Service Class)(23)(38)(39)           0.00           1.43
LVIP Wilshire 2010 Profile Fund (Service Class)(23)(40)(41)         0.72           1.49       -0.27       1.22
LVIP Wilshire 2020 Profile Fund (Service Class)(23)(40)(41)         0.81           1.48       -0.17       1.31
LVIP Wilshire 2030 Profile Fund (Service Class)(23)(40)(41)         0.82           1.47       -0.15       1.32
LVIP Wilshire 2040 Profile Fund (Service Class)(23)(40)(41)         0.91           1.63       -0.22       1.41
LVIP Wilshire Aggressive Profile Fund (Service Class)(24)(40)(41)   0.91           1.60       -0.19       1.41
LVIP Wilshire Conservative Profile Fund (Service
 Class)(24)(40)(41)                                                 0.72           1.38       -0.16       1.22
LVIP Wilshire Moderate Profile Fund (Service Class)(24)(40)(41)     0.81           1.37       -0.06       1.31
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(24)(40)(41)                                                 0.82           1.40       -0.08       1.32
MFS (Reg. TM) VIT Core Equity Series (Service Class)(42)(43)        0.00           1.17       -0.02       1.15
MFS (Reg. TM) VIT Emerging Growth Series (Service Class)(42)        0.00           1.12
MFS (Reg. TM) VIT Total Return Series (Service Class)(42)(43)       0.00           1.10       -0.02       1.08
MFS (Reg. TM) VIT Utilities Series (Service Class)(42)              0.00           1.11
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(44)             0.00           0.98
Neuberger Berman Regency Portfolio (I Class)(44)                    0.00           0.96
Putnam VT Growth & Income Fund (Class 1B)                           0.00           0.80
Putnam VT Health Sciences Fund (Class 1B)                           0.00           1.10

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series II shares to 1.45% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
    (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

(3) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.70%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, 0.425% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(4) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.81%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2008, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.55% for the fiscal year 2006 (excluding 12b-1 fees). Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, 1.10% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.78%, respectively. Effective May 1, 2007 through April 30, 2008, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expense (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.74%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.00%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.03%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 0.92%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(10) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.87%, respectively.Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(11) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.86%, respectively. Without such an arrangement, the total operating expense for the Series would have been 0.76% for the fiscal year 2006 (excluding 12b-1 fees). Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets. DMC has voluntarily elected to waive its management fee for this Series to 0.60%.

(12) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, and 0.53% for Class B.

(13) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for initial class; 0.75% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(14) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.56% for initial class and 0.66% for service class. These offsets may be discontinued at any time.

(15) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for initial class; 0.77% for service class; and 0.92% for service class 2. These offsets may be discontinued at any time.

(16) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66% for initial class; 0.76% for service class; and 0.91% for service class 2. These offsets may be discontinued at any time.

(17) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.81% for initial class; 0.91% for service class; and 1.06% for service class 2. These offsets may be discontinued at any time.

(18) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

(19) All expenses are shown without the effect of expense offset arrangements. Pursuant to such offset arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(20) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to the fee rate commenced February 2007 for Worldwide Growth Portfolio may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the "Management Expenses" section in the fund's prospectus for additional information with further description in the fund's Statement of Additional Information.

(21) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.81% of average daily net assets (Service Class at 1.06%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(22) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.22% on the first $250,000,000 of average daily net assets of the fund; and 0.32% on the excess of $250,000,000. The waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund. The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets (Service Class at 1.10%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(23) "Other Expenses" are based on estimated expenses for the current fiscal year.

(24) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.

(25) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.3% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. Prior to September 1, 2006, the waiver amount was 0.00% on the first $250 million of average daily net assets of the fund; 0.05% on the next

    $500 million and 0.10% of average daily net assets in excess of $750 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(26) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.18% of average daily net assets (Service Class at 1.43%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(27) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100 million of average daily net assets of the fund; 0.10% of the next $150 million of average daily net assets of the fund; 0.15% of the next $250 million of average daily net assets of the fund; 0.10% of the next $250, million of average daily net assets of the fund; 0.15% of the next $750, million of average daily net assets of the fund; and 0.20% of average daily net assets in excess of $1.5 billion The fee waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(28) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.12% of average daily net assets (Service Class at 1.37%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(29) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.82% of average daily net assets (Service Class at 1.07%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(30) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets (Service Class at 1.30%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(31) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets (Service Class at 1.36%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(32) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets (Service Class at 0.53%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(33) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets (Service Class at 0.71%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(34) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. Due to the change in investment objective for this fund, the management fee decreased.

(35) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.88% of average daily net assets (Service Class at 1.13%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(36) The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement.

(37) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets (Service Class at 1.11%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(38) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.34% of average daily net assets (Service Class at 1.59%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(39) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged to the fund pursuant to the new agreement is lower than the management fee previously charged to the fund.

(40) Lincoln Life had contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses ) exceed 0.30% of average daily net assets (Service Class 0.55%). Effective January 1, 2007 Lincoln Life has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets (Service Class at 0.50%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

(41) In addition to the Annual fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Acquired Fund Fees and Expenses" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(42) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(43) MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series and Research International Series, and 0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

(44) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(45) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one year terms unless the advisor provides written notice of termination to the fund.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit and 4LATER (Reg. TM) Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $823   $2,433    $4,041    $8,003

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $823   $2,433    $4,041    $8,003

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. There are two options available to reset the Guaranteed Amount to the current contract value. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATER (Reg. TM) Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. By electing one of these benefits, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.

Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Financial Statements
The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. On April 2, 2007, Jefferson-Pilot Life Insurance Company was merged into Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.

Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.45%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, Baron, Delaware, Fidelity, Franklin Templeton, Janus, Lincoln, MFS and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds, advised by AIM Advisors, Inc.

  o Capital Appreciation Fund (Series II): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.


  o AllianceBernstein International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein Large Cap Growth Portfolio (Class B): Maximum capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein Small/Mid Cap Value Portfolio (Class B): Long-term growth.

American Century Investments Variable Products, advised by American Century

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


Baron Capital Funds Trust, advised by BAMCO, Inc.

  o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.

 The Board of Trustees of the Baron Capital Asset Fund has approved a reorganization pursuant to which the assets of the Capital Asset Fund would be acquired and certain liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including approval by the Baron Capital Asset Fund's shareholders. This reorganization is scheduled to occur in June 2007.


Delaware VIP Trust, advised by Delaware Management Company

  o Capital Reserves Series (Service Class): Current income.

  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation. (Sub-advised by Mondrian Investment Partners Limited)

  o High Yield Series (Service Class): Capital appreciation.

  o REIT Series (Service Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.

  o DWS Small Cap Index VIP (Class A): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Service Class 2): Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o VIP Overseas Portfolio (Service Class 2): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Income Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund (Class 2): Current income.

  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term growth.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.

  o Templeton Global Income Securities Fund (Class 2): Total return.

  o Templeton Growth Securities Fund (Class 2): Long-term growth.
     (Subadvised by Templeton Asset Management Ltd.)

Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Class): Long-term growth and current income. This fund is not offered in contracts issued on or after June 6, 2005.

  o Mid Cap Growth Portfolio (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Worldwide Growth Portfolio (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Capital Growth Fund (Service Class): Capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (formerly Bond Fund)

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (formerly Growth and Income Fund)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (formerly Social Awareness Fund)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP FI Equity-Income Fund (Service Class): Income.
    (Subadvised by Fidelity Management & Research Company)
    (formerly Equity-Income Fund)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)

 The Board of Trustees of the Growth Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust, has approved a reorganization pursuant to which the assets of the Growth Opportunities Fund would be acquired and the liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including (i) completion of the reorganization of the Baron Capital Asset Fund with the LVIP Baron Growth Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust, and (ii) approval by the Growth Opportunities Fund's shareholders. This reorganization is scheduled to occur in June 2007.

  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (formerly Capital Appreciation Fund)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Long-term growth of capital.

     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mid-Cap Growth Fund (Service Class): Capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (formerly International Fund)

  o LVIP Money Market Fund (Standard Class): Preservation of capital.

  o LVIP S&P 500 Index Fund (Service Class): Capital appreciation. (formerly Core Fund)

  o LVIP Small-Cap Index Fund (Service Class): Capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (formerly Aggressive Growth Fund)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (formerly Global Asset Allocation Fund)

  o LVIP Value Opportunities Fund (Service Class): Long-term capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Capital appreciation; a fund of funds.
     (formerly Aggressive Profile Fund)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.
     (formerly Conservative Profile Fund)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Total return; a fund of funds.
     (formerly Moderate Profile Fund)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.
     (formerly Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     (formerly Capital Opportunities Series)
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Emerging Growth Series (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Total Return Series (Service Class): Income and growth.

  o Utilities Series (Service Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

  o Regency Portfolio (I Class): Long-term growth.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Growth & Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.

  o Health Sciences Fund (Class IB): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                        Estate Enhancement
                                        Benefit Rider (EEB)
                                        in combination
                                        with 5% Step Up
                                        ---------------------
o   Mortality and expense risk charge          1.75%
o   Administrative charge                      0.15%
                                                ----
o   Total annual charge for each
    subaccount                                 1.90%



    Estate Enhancement
    Benefit Rider (EEB)                   Enhanced Guaranteed   Guarantee of
    without 5%            5% Step Up      Minimum Death         Principal death
    Step Up               death benefit   Benefit (EGMDB)       benefit (GOP)
    --------------------- --------------- --------------------- ----------------
o          1.70%              1.65%              1.50%               1.40%
o          0.15%              0.15%              0.15%               0.15%
            ----               ----               ----                ----
o
           1.85%              1.80%              1.65%               1.55%

Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. Older contracts may have a lower fee. The exact fee is listed in your contract.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.45% (0.1125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  5 Year Elective Step-up option; or

2) 0.65% (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  1 Year Automatic Step-up, Joint Life option.

Once the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option is available in your state, the prior version will not be available. If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount for another 10 year period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge

Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction. On and after the periodic income commencement date, the 4LATER (Reg. TM) Rider charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Rider annual charge will also terminate.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage (including the i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Guaranteed Income Benefits) and Annuity Payouts.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. Dollar cost averaging is not available on contracts owned by non-individuals (i.e. corporations, trusts). We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.

Guarantee of Principal Death Benefit. Check with your representative regarding state availability. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to the time a state approves the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments will be reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable withdrawal charges (an interest adjustment for example) and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

For contracts purchased after June 2, 2003 (or later in some states), the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all purchase payments will be reduced by the sum of all withdrawals; or
 o The highest contract value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the highest contract value will be reduced by the sum of all withdrawals; or
 o (Only if this Rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus

 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB Rider with 5% Step-Up death benefit will be reduced to the 5% Step-Up death benefit for an annual charge of 1.80%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.65%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

Investment Requirements

Contractowners who have elected 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the Investment Requirements will not apply to your contract.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subaccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AIM V.I. International Growth Fund
o AllianceBernstein Global Technology Portfolio
o AllianceBernstein International Value Portfolio
o AllianceBernstein Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o Baron Capital Asset Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Templeton Growth Securities Fund
o Janus Aspen Mid Cap Growth Portfolio
o Janus Aspen Worldwide Growth Portfolio
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Growth Opportunities Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Growth Fund
o LVIP Mondrian International Value Fund
o LVIP Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

when you purchase the benefit. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will restrict purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000. Additional purchase payments will not be allowed if the contract value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including other deductions), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                 Contract Value   Guaranteed Amount
o Initial Deposit $50,000        $50,000          $50,000
o 1st Benefit Year Anniversary   $54,000          $54,000
o 2nd Benefit Year Anniversary   $53,900          $54,000
o 3rd Benefit Year Anniversary   $57,000          $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be paid for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:

 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage options.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to drop Lincoln SmartSecurity (Reg. TM) Advantage and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.

Contractowners with an existing Lincoln SmartSecurity (Reg. TM) Advantage Rider may change to the Single or Joint Life options in order to qualify for a lifetime Maximum Annual Withdrawal amount until July 31, 2007 (or 90 days after approval in your state if later). If you make this change, your Guaranteed Amount will not carry over to the new Rider, but will be equal to the contract value on the effective date of the new Rider. Your Maximum Annual Withdrawal amount will be 5% of this new Guaranteed Amount. Factors to consider if you make this change are: 1) whether or not your Guaranteed Amount and Maximum Annual Withdrawal amount will decrease; 2) the cost of the Rider and the fact that the waiver of the charge is not available on the new Rider; 3) the limit on additional deposits under the Lincoln SmartSecurity (Reg. TM) Advantage Single Life and Joint Life options; and 4) if your old Rider was not subject to Investment Requirements. You may want to discuss this with your representative before making this decision.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATERSM Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. i4LIFE (Reg. TM) Advantage must be elected by age 85 for qualified contracts. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage Death Benefits.

i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage, when available in your state, is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:
1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value death benefit.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

i4LIFE (Reg. TM)Death Benefit Value after regular income payment = $200,000 -
 $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or

  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;

 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

There is a Guaranteed Income Benefit available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge for a total of 2.40% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit and 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit. The annual charge is 2.60% if the i4LIFE (Reg. TM) Advantage EGMDB is elected.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.

If you purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, an automatic step-up feature (if available in your state) will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. After we administer this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.) If your state has not approved the automatic step-up feature, your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

     o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
 o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85.
     o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

Contractowners who currently have the prior version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit for 90 days after approval in your state. Contractowners who change to the increasing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to certain Investment Requirements. See The Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal     $  1,200
         o Guaranteed Income Benefit before Withdrawal                   $    750
         o Account Value at time of Additional Withdrawal                $150,000
         o Additional Withdrawal                                         $15,000 (a 10% withdrawal)

Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X
 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the Guarantee of Principal death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges & Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
         New Income Base                                            $110,000
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, all contractowners and the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge, for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows: 2.40% for the Account Value death benefit; 2.45% for the Guarantee of Principal death benefit; and 2.60% for the EGMDB.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER (Reg. TM) Guaranteed Income       $ 5,692      i4LIFE (Reg. TM) regular income payment       $ 5,280
       Benefit



         i4LIFE (Reg. TM) Account Value before payment                             $80,000
         Regular Income Payment                                               -    $ 5,280
         Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit    -    $   412
----------------------------------------------------------------------------       -------
         i4LIFE (Reg. TM) Account Value after payment                              $74,308


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 \d $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage and elect 4LATER (Reg. TM) will not carry their Lincoln SmartSecurity (Reg. TM) Advantage Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker may recommend that you annuitize at an earlier age.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk and administrative charge of 1.40% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest Adjustment and Charges and Other Deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege)
 o on the expiration date of a guaranteed period
 o as a result of the death of the contractowner or annuitant
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


    (1+A)n      -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Pending regulatory approval, Lincoln Financial Distributors ("LFD") will serve as Principal Underwriter of this contract as of May 1, 2007. If regulatory approval is not obtained on or before May 1, 2007, then Lincoln Life will act as Principal Underwriter until LFD is able to assume such duties. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriters pays to LFA is 2.50% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 2.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2006 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your account value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the

VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. In addition, because we expect to vote all shares of the underlying fund we own at a meeting of the shareholders of the underlying fund, all shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LFG.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                          Lincoln ChoicePlus II Access
                    Lincoln Life Variable Annuity Account N











Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N.


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Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                        with EEB and Step-Up                            with EEB                         with Step-Up
              ----------------------------------------- ----------------------------------------- ---------------------------
                Accumulation unit value                   Accumulation unit value                   Accumulation unit value
              ---------------------------   Number of   ---------------------------   Number of   ---------------------------
               Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
               of period       period         units      of period       period         units      of period       period
              ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Capital Appreciation
2006.........     N/A          N/A            N/A           N/A          N/A            N/A          12.012        11.813
-------------     --           ----           ---           --           ----           ---          ------        ------
AIM V.I. Core Equity
2006.........    11.100        11.944            6         10.626        11.438            4         11.152        12.008
-------------    ------        ------         ----         ------        ------         ----         ------        ------
AIM V.I. International Growth Fund
2001.........    10.000        11.222(3)         1**       10.000        10.610(1)         1**       10.000        11.226(3)
2002.........    11.222         9.259            1**       10.610         8.760            1         11.226         9.273
2003.........     N/A          N/A            N/A           8.760        11.059            1          9.273        11.712
2004.........     N/A          N/A            N/A          11.059        13.430            1         11.712        14.230
2005.........     N/A          N/A            N/A          13.430        15.518            1         14.230        16.450
2006.........     N/A          N/A            N/A          15.518        19.481            2         16.450        20.661
-------------    ------        --------       ----         ------        --------       ----         ------        --------
AllianceBernstein VP Growth and Income Portfolio
2001.........    10.000        11.312(1)         1         10.000        10.342(2)        30         10.467        10.296
2002.........    11.312         8.627           10         10.342         7.892           19         10.296         7.861
2003.........     8.627        11.190           12          7.892        10.241            7          7.861        10.205
2004.........    11.190        12.211           11         10.241        11.181            9         10.205        11.148
2005.........    12.211        12.532           12         11.181        11.481           10         11.148        11.452
2006.........    12.532        14.385           13         11.481        13.185            7         11.452        13.158
-------------    ------        --------       ----         ------        --------       ----         ------        --------
AllianceBernstein VP International Value
2006.........     N/A          N/A            N/A           N/A          N/A            N/A          11.722        11.832
-------------    ------        --------       ----         ------        --------       ----         ------        --------
AllianceBernstein VP Large Cap Growth Portfolio
2001.........    10.000        11.944(1)         1**       10.000        10.999(2)        11          7.726         6.268
2002.........    11.944         8.104            2         10.999         7.467           11          6.268         4.257
2003.........     8.104         9.810            2          7.467         9.043            4          4.257         5.159
2004.........     9.810        10.429            2          9.043         9.619            6          5.159         5.489
2005.........    10.429        11.751            2          9.619        10.844            6          5.489         6.192
2006.........    11.751        11.456            2         10.844        10.577            7          6.192         6.042
-------------    ------        --------       ----         ------        --------       ----         ------        --------
AllianceBernstein VP Small/Mid Cap Value Portfolio
2001.........    10.000        11.866(1)         1**       10.000        11.868(1)         1**       10.000        11.869(1)
2002.........    11.866        10.902            3         11.868        10.907            1         11.869        10.915
2003.........    10.902        15.071            2         10.907        15.086            1         10.915        15.104
2004.........    15.071        17.608            2         15.086        17.634            1         15.104        17.664
2005.........    17.608        18.422            3         17.634        18.459            2         17.664        18.499
2006.........    18.422        20.642            3         18.459        20.694            2         18.499        20.750
-------------    ------        --------       ----         ------        --------       ----         ------        --------
AllianceBernstein VP Global Technology Portfolio
2001.........    10.000        12.865(1)         1**       10.000        11.546(2)         1          6.639         4.861
2002.........    12.865         7.345            0         11.546         6.595            1**        4.861         2.778
2003.........     N/A          N/A            N/A           6.595         9.309            3          N/A          N/A
2004.........     N/A          N/A            N/A           9.309         9.603            3          N/A          N/A
2005.........     N/A          N/A            N/A           9.603         9.771            3          N/A          N/A
2006.........     N/A          N/A            N/A           9.771        10.396            3          N/A          N/A
-------------    ------        --------       ----         ------        --------       ----         ------        --------
American Century Investments VP Inflation Protection Fund
2004.........    10.042        10.389           25          N/A          N/A            N/A           N/A          N/A
2005.........    10.389        10.352           29         10.392        10.360            1         10.395        10.368
2006.........    10.352        10.317           28         10.360        10.330            1**       10.368        10.344
-------------    ------        --------       ----         ------        --------       ----         ------        --------
American Funds Global Growth Fund
2004.........     N/A          N/A            N/A           N/A          N/A            N/A          10.082        11.256
2005.........     N/A          N/A            N/A           N/A          N/A            N/A          11.256        12.611
2006.........     N/A          N/A            N/A           N/A          N/A            N/A          12.611        14.916
-------------    ------        --------       ----         ------        --------       ----         ------        --------



              with Step-Up                             with GOP
              -------------               ----------------------------------
                                                                       Accumulation unit
                              Accumulation unit value                        value
                Number of   ---------------------------   Number of   --------------------   Number of
               accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
                  units      of period       period         units      of period   period      units
              ------------- ----------- --------------- ------------- ----------- -------- -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Capital Appreciation
2006.........        2         12.095        11.906           10          N/A        N/A       N/A
-------------        -         ------        ------           --          --         ---       ---
AIM V.I. Core Equity
2006.........        7         10.725        11.560           11         10.774    11.621         2
-------------        -         ------        ------           --         ------    ------      ----
AIM V.I. International Growth Fund
2001.........        1**       10.000        11.229(3)         1**
2002.........        3         11.229         9.287            3
2003.........        3          9.287        11.747           15          8.792    11.133         0
2004.........        3         11.747        14.294           13         11.133    13.560         2
2005.........        3         14.294        16.550           10         13.560    15.715         2
2006.........        3         16.550        20.818           11         15.715    19.788         1**
-------------        -         ------        --------         --         ------    ------      ----
AllianceBernstein VP Growth and Income Portfolio
2001.........      142         10.473        10.317          462
2002.........      209         10.317         7.889          574
2003.........       62          7.889        10.257          299          8.667    11.281        31
2004.........       61         10.257        11.221          289         11.281    12.354        57
2005.........       45         11.221        11.545          234         12.354    12.723        76
2006.........       23         11.545        13.285          212         12.723    14.655        65
-------------      ---         ------        --------        ---         ------    ------      ----
AllianceBernstein VP International Value
2006.........        1         10.571        11.842            5         11.021    11.850         1**
-------------      ---         ------        --------        ---         ------    ------      ----
AllianceBernstein VP Large Cap Growth Portfolio
2001.........      138          7.732         6.282          335
2002.........      167          6.282         4.273          306
2003.........       25          4.273         5.186           73          8.142     9.891         0
2004.........       22          5.186         5.527           98          9.891    10.551         3
2005.........       22          5.527         6.243           84         10.551    11.931        10
2006.........       14          6.243         6.101           78         11.931    11.672        10
-------------      ---         ------        --------        ---         ------    ------      ----
AllianceBernstein VP Small/Mid Cap Value Portfolio
2001.........        1**       10.000        11.874(1)         1
2002.........        4         11.874        10.936           17
2003.........        4         10.936        15.156           27         10.950    15.191         4
2004.........        4         15.156        17.751           29         15.191    17.811        27
2005.........        3         17.751        18.619           21         17.811    18.700        21
2006.........        2         18.619        20.915           18         18.700    21.027        20
-------------      ---         ------        --------        ---         ------    ------      ----
AllianceBernstein VP Global Technology Portfolio
2001.........       63          6.644         4.871          176
2002.........       62          4.871         2.788          166
2003.........     N/A           2.788         3.944           62          N/A        N/A       N/A
2004.........     N/A           3.944         4.076           68          N/A        N/A       N/A
2005.........     N/A           4.076         4.156           59          N/A        N/A       N/A
2006.........     N/A           4.156         4.431           91          N/A        N/A       N/A
-------------     ----         ------        --------        ---         ------    ------      ----
American Century Investments VP Inflation Protection Fund
2004.........     N/A           9.905        10.404           23         10.042    10.410        13
2005.........        1**       10.404        10.393           70         10.410    10.410       191
2006.........        1**       10.393        10.384           79         10.410    10.411       109
-------------     ----         ------        --------        ---         ------    ------      ----
American Funds Global Growth Fund
2004.........        1         10.216        11.266            8         10.239    11.273        23
2005.........        2         11.266        12.641           16         11.273    12.662        24
2006.........        3         12.641        14.975           41         12.662    15.014        44
-------------     ----         ------        --------        ---         ------    ------      ----

                        with EEB and Step-Up                            with EEB
              ----------------------------------------- -----------------------------------------
                Accumulation unit value                   Accumulation unit value
              ---------------------------   Number of   ---------------------------   Number of
               Beginning       End of      accumulation  Beginning       End of      accumulation
               of period       period         units      of period       period         units
              ----------- --------------- ------------- ----------- --------------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Small Capitalization Fund
2001.........    10.000        12.494(1)         1**       10.000        12.496(1)         1**
2002.........    12.494         9.922            8         12.496         9.929            1
2003.........     9.922        14.947            8          9.929        14.965            1
2004.........    14.947        17.729            8         14.965        17.758            2
2005.........    17.729        21.805            8         17.758        21.853            2
2006.........    21.805        26.541            9         21.853        26.612            2
-------------    ------        --------          -         ------        --------          -
American Funds Growth Fund
2001.........    10.000        12.305(1)         3         10.000        10.811(2)        15
2002.........    12.305         9.121           48         10.811         8.018           26
2003.........     9.121        12.243           45          8.018        10.768           26
2004.........    12.243        13.514           46         10.768        11.892           23
2005.........    13.514        15.407           46         11.892        13.564           22
2006.........    15.407        16.662           45         13.564        14.676           20
-------------    ------        --------         --         ------        --------         --
American Funds Growth-Income Fund
2001.........    10.000        11.308(1)         2         10.000        10.527(2)        32
2002.........    11.308         9.059          141         10.527         8.438           42
2003.........     9.059        11.772          228          8.438        10.970           79
2004.........    11.772        12.748          235         10.970        11.886           81
2005.........    12.748        13.238          209         11.886        12.348           65
2006.........    13.238        14.963          155         12.348        13.965           58
-------------    ------        --------        ---         ------        --------         --
American Funds International Fund
2001.........    10.000        10.834(1)         2         10.000        10.216(1)        11
2002.........    10.834         9.053           11         10.216         8.540           13
2003.........     9.053        11.978           10          8.540        11.306           16
2004.........    11.978        14.023           11         11.306        13.243           17
2005.........    14.023        16.718           19         13.243        15.796           16
2006.........    16.718        19.517           29         15.796        18.449           21
-------------    ------        --------        ---         ------        --------         --
Baron Capital Asset
2006.........     N/A          N/A            N/A           N/A          N/A            N/A
-------------    ------        --------       ----         ------        --------       ----
Delaware VIP Capital Reserves
2005.........     N/A          N/A            N/A           N/A          N/A            N/A
2006.........     N/A          N/A            N/A           N/A          N/A            N/A
-------------    ------        --------       ----         ------        --------       ----
Delaware VIP Diversified Income Series
2004.........    10.080        10.855           30         10.011        10.858            1**
2005.........    10.855        10.588           39         10.858        10.597            1
2006.........    10.588        11.175           31         10.597        11.190            1
-------------    ------        --------       ----         ------        --------       ----
Delaware VIP Emerging Markets Series(4)
2004.........     N/A          N/A            N/A           N/A          N/A            N/A
2005.........    25.668        32.013            2         25.710        32.081            1**
2006.........    32.013        39.833            1         32.081        39.937            1**
-------------    ------        --------       ----         ------        --------       ----
Delaware VIP High Yield Series
2001.........    10.000        10.302(1)         1         10.000         9.943(2)        13
2002.........    10.302        10.275           14          9.943         9.922            9
2003.........    10.275        12.966           19          9.922        12.527            8
2004.........    12.966        14.506           23         12.527        14.022            9
2005.........    14.506        14.709           26         14.022        14.225            9
2006.........    14.709        16.192           13         14.225        15.667            9
-------------    ------        --------       ----         ------        --------       ----
Delaware VIP REIT Series
2001.........    10.000        10.697(1)         1**       10.000        10.378(2)         3
2002.........    10.697        10.954           32         10.378        10.634           10
2003.........    10.954        14.373           37         10.634        13.960           35
2004.........    14.373        18.487           38         13.960        17.964           36
2005.........    18.487        19.383           32         17.964        18.844           35
2006.........    19.383        25.166           28         18.844        24.479           31
-------------    ------        --------       ----         ------        --------       ----



                         with Step-Up                        with EGMDB                          with GOP
              ---------------------------------- ---------------------------------- ----------------------------------
               Accumulation unit                  Accumulation unit                  Accumulation unit
                     value                              value                              value
              --------------------   Number of   --------------------   Number of   --------------------   Number of
               Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
               of period   period      units      of period   period      units      of period   period      units
              ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Small Capitalization Fund
2001.........     8.238     7.051        31          8.244     7.067         90
2002.........     7.051     5.606        50          7.067     5.627        136
2003.........     5.606     8.453         8          5.627     8.497         57         9.969    15.071         2
2004.........     8.453    10.036         7          8.497    10.104        126        15.071    17.937        31
2005.........    10.036    12.356         7         10.104    12.458        128        17.937    22.139        38
2006.........    12.356    15.055         7         12.458    15.201        159        22.139    27.042        49
-------------    ------    ------        --         ------    ------        ---        ------    ------        --
American Funds Growth Fund
2001.........     8.968     7.209       358          8.973     7.224      1,347
2002.........     7.209     5.349       559          7.224     5.368      1,812
2003.........     5.349     7.187       138          5.368     7.224      1,098         9.164    12.344        80
2004.........     7.187     7.941       130          7.224     7.993      1,372        12.344    13.673       310
2005.........     7.941     9.062       120          7.993     9.136      1,356        13.673    15.643       298
2006.........     9.062     9.810        95          9.136     9.904      1,273        15.643    16.976       298
-------------    ------    ------       ---         ------    ------      -----        ------    ------       ---
American Funds Growth-Income Fund
2001.........    10.430    10.506       620         10.436    10.528        970
2002.........    10.506     8.426       773         10.528     8.456      1,792
2003.........     8.426    10.959       121          8.456    11.015        761         9.101    11.867       163
2004.........    10.959    11.880       122         11.015    11.959      1,033        11.867    12.897       518
2005.........    11.880    12.349        99         11.959    12.449      1,005        12.897    13.439       507
2006.........    12.349    13.972        69         12.449    14.107        916        13.439    15.244       475
-------------    ------    ------       ---         ------    ------      -----        ------    ------       ---
American Funds International Fund
2001.........     7.824     6.156       135          7.829     6.170        552
2002.........     6.156     5.149       227          6.170     5.168        815
2003.........     5.149     6.819        45          5.168     6.855        449         9.094    12.075       100
2004.........     6.819     7.991        45          6.855     8.045        570        12.075    14.186       199
2005.........     7.991     9.537        62          8.045     9.615        610        14.186    16.972       185
2006.........     9.537    11.144        48          9.615    11.253        619        16.972    19.882       186
-------------    ------    ------       ---         ------    ------      -----        ------    ------       ---
Baron Capital Asset
2006.........     N/A        N/A       N/A           9.708    10.616          1*        N/A        N/A        N/A
-------------    ------    ------      ----         ------    ------      -----        ------    ------       ---
Delaware VIP Capital Reserves
2005.........     N/A        N/A       N/A           N/A        N/A        N/A          9.971     9.927         3
2006.........     N/A        N/A       N/A           N/A        N/A        N/A          9.927    10.197        14
-------------    ------    ------      ----         ------    ------      -----        ------    ------       ---
Delaware VIP Diversified Income Series
2004.........    10.197    10.862         2         10.207    10.872          8        10.080    10.878        18
2005.........    10.862    10.605         4         10.872    10.631         48        10.878    10.648        55
2006.........    10.605    11.204         4         10.631    11.248         53        10.648    11.277        51
-------------    ------    ------      ----         ------    ------      -----        ------    ------       ---
Delaware VIP Emerging Markets Series(4)
2004.........     N/A        N/A       N/A          14.457    19.360          7        10.243    13.572         3
2005.........     N/A        N/A       N/A          19.360    24.206         29        13.572    16.986        77
2006.........    31.089    36.526         1**       24.206    30.194         40        16.986    21.209       109
-------------    ------    ------      ----         ------    ------      -----        ------    ------       ---
Delaware VIP High Yield Series
2001.........     8.951     8.406        68          8.959     8.426        149
2002.........     8.406     8.392        78          8.426     8.425        224
2003.........     8.392    10.601        14          8.425    10.658        714        10.322    13.071        75
2004.........    10.601    11.872        15         10.658    11.953        340        13.071    14.675        90
2005.........    11.872    12.050        12         11.953    12.151        281        14.675    14.932        78
2006.........    12.050    13.278        11         12.151    13.409        248        14.932    16.495        76
-------------    ------    ------      ----         ------    ------      -----        ------    ------       ---
Delaware VIP REIT Series
2001.........    10.698    11.418        60         10.704    11.442        112
2002.........    11.418    11.705        93         11.442    11.748        138
2003.........    11.705    15.374        12         11.748    15.453         97        11.006    14.491        39
2004.........    15.374    19.794        11         15.453    19.926        110        14.491    18.704        53
2005.........    19.794    20.775        10         19.926    20.944        102        18.704    19.679        43
2006.........    20.775    27.000         8         20.944    27.260         95        19.679    25.640        41
-------------    ------    ------      ----         ------    ------      -----        ------    ------       ---

                        with EEB and Step-Up                            with EEB                         with Step-Up
              ----------------------------------------- ----------------------------------------- ---------------------------
                Accumulation unit value                   Accumulation unit value                   Accumulation unit value
              ---------------------------   Number of   ---------------------------   Number of   ---------------------------
               Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
               of period       period         units      of period       period         units      of period       period
              ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Small Cap Value Series
2001.........    10.000        11.788(1)         1         10.000        10.978(2)         6         11.835        12.981
2002.........    11.788        10.904           32         10.978        10.160           15         12.981        12.019
2003.........    10.904        15.157           40         10.160        14.129           32         12.019        16.723
2004.........    15.157        18.018           42         14.129        16.805           36         16.723        19.901
2005.........    18.018        19.297           36         16.805        18.007           35         19.901        21.334
2006.........    19.297        21.941           40         18.007        20.485           33         21.334        24.282
-------------    ------        --------         --         ------        --------         --         ------        ------
Delaware VIP Trend Series
2001.........    10.000        12.780(1)         1         10.000        12.207(4)         4          7.756         6.440
2002.........    12.780        10.023            7         12.207         9.579           10          6.440         5.056
2003.........    10.023        13.256            4          9.579        12.675            7          5.056         6.694
2004.........    13.256        14.609           18         12.675        13.975            8          6.694         7.384
2005.........    14.609        15.138           17         13.975        14.489            8          7.384         7.660
2006.........    15.138        15.943           17         14.489        15.267            7          7.660         8.075
-------------    ------        --------         --         ------        --------         --         ------        ------
Delaware VIP U.S. Growth Series
2001.........    10.000        11.635(1)         1**       10.000        11.636(1)         1**       10.000        11.638(1)
2002.........    11.635         8.074            0         11.636         8.078            0         11.638         8.084
2003.........     N/A          N/A            N/A           8.979         9.785            4          N/A          N/A
2004.........     9.118         9.892            1**        9.785         9.896            5          N/A          N/A
2005.........     N/A          N/A            N/A           9.896        11.115            5          N/A          N/A
2006.........     N/A          N/A            N/A          11.115        11.136            2          N/A          N/A
-------------    ------        --------       ----         ------        --------         --         ------        --------
Delaware VIP Value Series
2001.........    10.000        11.090(1)         1**       10.000        10.312(2)         2         11.551        10.886
2002.........    11.090         8.834            3         10.312         8.219            1         10.886         8.681
2003.........     8.834        11.105            3          8.219        10.336            3          8.681        10.922
2004.........    11.105        12.485            3         10.336        11.627            3         10.922        12.292
2005.........    12.485        12.959            2         11.627        12.075            3         12.292        12.772
2006.........    12.959        15.741            3         12.075        14.674            3         12.772        15.530
-------------    ------        --------       ----         ------        --------         --         ------        --------
Fidelity VIP Contrafund Portfolio
2001.........    10.000        10.931(1)         1**       10.000        10.934(1)         1**       10.000        10.934(1)
2002.........    10.931         9.694           15         10.934         9.702            1         10.934         9.708
2003.........     9.694        12.194           15          9.702        12.210            7          9.708        12.223
2004.........    12.194        13.778            3         12.210        13.803            7         12.223        13.825
2005.........    13.778        15.771            3         13.803        15.808            8         13.825        15.841
2006.........    15.771        17.243           17         15.808        17.292           12         15.841        17.337
-------------    ------        --------       ----         ------        --------         --         ------        --------
Fidelity VIP Equity-Income Portfolio
2001.........    10.000        11.088(1)         1         10.000        10.285(2)         6         10.854        10.103
2002.........    11.088         9.013            4         10.285         8.364           12         10.103         8.221
2003.........     9.013        11.499            3          8.364        10.677           10          8.221        10.499
2004.........    11.499        12.550            3         10.677        11.659           11         10.499        11.470
2005.........    12.550        13.000            3         11.659        12.082            7         11.470        11.892
2006.........    13.000        15.297            3         12.082        14.225            8         11.892        14.008
-------------    ------        --------       ----         ------        --------         --         ------        --------
Fidelity VIP Growth Portfolio
2001.........    10.000        11.764(1)         1         10.000        10.687(2)         6          8.354         6.739
2002.........    11.764         8.045            5         10.687         7.312            3          6.739         4.613
2003.........     8.045        10.463            1          N/A          N/A            N/A           4.613         6.006
2004.........    10.463        10.587            1          N/A          N/A            N/A           6.006         6.083
2005.........    10.587        10.959            1          9.632         9.975            1**        6.083         6.303
2006.........    10.959        11.459            1          9.975        10.436            1**        6.303         6.597
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Fidelity VIP Mid Cap
2005.........     N/A          N/A            N/A          10.725        11.551            1**        N/A          N/A
2006.........    12.433        12.736           10         11.551        12.746            1**       12.135        12.756
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Fidelity VIP Overseas Portfolio
2001.........    10.000        10.892(1)         1**       10.000        10.895(1)         1**        8.595         6.655
2002.........    10.892         8.500            1**       10.895         8.507            0          6.655         5.199
2003.........     8.500        11.929            0          9.708        11.948            2          5.199         7.304
2004.........    11.929        13.263            1         11.948        13.290            3          7.304         8.129
2005.........    13.263        15.458            1**       13.290        15.497            3          8.129         9.483
2006.........    15.458        17.863            1**       15.497        17.917            2          9.483        10.969
-------------    ------        --------       ----         ------        --------       ----         ------        --------
FTVIPT Franklin Income Securities
2006.........    10.619        11.205            3          N/A          N/A            N/A          11.202        11.212
-------------    ------        --------       ----         ------        --------       ----         ------        --------



              with Step-Up                             with GOP
              -------------               ----------------------------------
                                                                       Accumulation unit
                              Accumulation unit value                        value
                Number of   ---------------------------   Number of   --------------------   Number of
               accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
                  units      of period       period         units      of period   period      units
              ------------- ----------- --------------- ------------- ----------- -------- -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Small Cap Value Series
2001.........       81         11.840        13.006          114
2002.........      136         13.006        12.061          242
2003.........       28         12.061        16.806          108         10.954    15.280        25
2004.........       26         16.806        20.029          109         15.280    18.229        74
2005.........       24         20.029        21.504          110         18.229    19.590        81
2006.........       18         21.504        24.512          100         19.590    22.353        89
-------------      ---         ------        ------          ---         ------    ------        --
Delaware VIP Trend Series
2001.........       88          7.762         6.455          333
2002.........      162          6.455         5.075          494
2003.........       41          5.075         6.729          250         10.070    13.365        28
2004.........       43          6.729         7.434          227         13.365    14.780        55
2005.........       42          7.434         7.723          199         14.780    15.370        28
2006.........       25          7.723         8.154          181         15.370    16.244        22
-------------      ---         ------        ------          ---         ------    ------        --
Delaware VIP U.S. Growth Series
2001.........        1**       10.000        11.643(1)         1**
2002.........        0         11.643         8.101            1
2003.........     N/A           8.101         9.830           32          8.110     9.851        15
2004.........     N/A           9.830         9.962           21          9.851     9.993        16
2005.........     N/A           9.962        11.211           12          9.993    11.257        18
2006.........     N/A          11.211        11.254           11         11.257    11.313        11
-------------     ----         ------        --------        ---         ------    ------        --
Delaware VIP Value Series
2001.........       12         11.556        10.908           58
2002.........        9         10.908         8.712           85
2003.........        5          8.712        10.978           66          8.875    11.195         1
2004.........        6         10.978        12.373           82         11.195    12.631        10
2005.........        7         12.373        12.876           92         12.631    13.157        32
2006.........        6         12.876        15.678           83         13.157    16.037        18
-------------     ----         ------        --------        ---         ------    ------        --
Fidelity VIP Contrafund Portfolio
2001.........        1**       10.000        10.938(1)         2
2002.........       24         10.938         9.726           26
2003.........       24          9.726        12.264           68          9.737    12.291        14
2004.........       27         12.264        13.892          102         12.291    13.937        62
2005.........       26         13.892        15.941          145         13.937    16.008        78
2006.........       16         15.941        17.473          152         16.008    17.564        81
-------------     ----         ------        --------        ---         ------    ------        --
Fidelity VIP Equity-Income Portfolio
2001.........       51         10.860        10.124          143
2002.........       70         10.124         8.250          181
2003.........       20          8.250        10.552          117          9.056    11.595         7
2004.........       19         10.552        11.545          134         11.595    12.699        67
2005.........       21         11.545        11.989          117         12.699    13.200        39
2006.........       16         11.989        14.143          111         13.200    15.587        36
-------------     ----         ------        --------        ---         ------    ------        --
Fidelity VIP Growth Portfolio
2001.........       23          8.360         6.754           99
2002.........       20          6.754         4.630          148
2003.........        3          4.630         6.037          101          8.083    10.549         9
2004.........        1          6.037         6.123           86         10.549    10.711        17
2005.........        1          6.123         6.355           92         10.711    11.126        20
2006.........        1          6.355         6.661           82         11.126    11.675        22
-------------     ----         ------        --------        ---         ------    ------        --
Fidelity VIP Mid Cap
2005.........     N/A          10.237        11.564           31         10.182    11.571        16
2006.........        1**       11.564        12.786           46         11.571    12.806        48
-------------     ----         ------        --------        ---         ------    ------        --
Fidelity VIP Overseas Portfolio
2001.........        8          8.601         6.670           27
2002.........        7          6.670         5.218           36
2003.........        1          5.219         7.342          128          8.540    12.028        35
2004.........        1          7.342         8.184           93         12.028    13.419        21
2005.........        4          8.184         9.562           66         13.419    15.695        29
2006.........        2          9.562        11.077           63         15.695    18.200        30
-------------     ----         ------        --------        ---         ------    ------        --
FTVIPT Franklin Income Securities
2006.........        1         10.149        11.222            5         10.853    11.229         1**
-------------     ----         ------        --------        ---         ------    ------        --

                        with EEB and Step-Up                            with EEB                         with Step-Up
              ----------------------------------------- ----------------------------------------- ---------------------------
                Accumulation unit value                   Accumulation unit value                   Accumulation unit value
              ---------------------------   Number of   ---------------------------   Number of   ---------------------------
               Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
               of period       period         units      of period       period         units      of period       period
              ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001.........    10.000        12.288(1)         1**       10.000        12.289(1)         2          8.035         6.689
2002.........    12.288         8.598            5         12.289         8.603            3          6.689         4.685
2003.........     N/A          N/A               0          8.603        11.592            3          4.685         6.315
2004.........     N/A          N/A            N/A          11.592        12.685            3          6.315         6.914
2005.........    11.779        13.032            1         12.685        13.048            2          6.914         7.116
2006.........    13.032        13.899            1         13.048        13.923            2          7.116         7.597
-------------    ------        --------       ----         ------        --------          -          -----         -----
FTVIPT Mutual Shares Securities
2006.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
-------------    ------        --------       ----         ------        --------       ----          -----        ------
FTVIPT Templeton Global Income Securities
2005.........     9.992         9.859            5          N/A          N/A            N/A           9.822         9.864
2006.........     9.859        10.909            6          N/A          N/A            N/A           9.864        10.926
-------------    ------        --------       ----         ------        --------       ----          -----        ------
FTVIPT Templeton Growth Securities Fund
2001.........    10.000        11.163(1)         1**       10.000        11.165(1)         1**       10.197         9.884
2002.........    11.163         8.928            8         11.165         8.933            3          9.884         7.912
2003.........     8.928        11.575           10          8.933        11.588            5          7.912        10.269
2004.........    11.575        13.177            8         11.588        13.198            4         10.269        11.702
2005.........    13.177        14.075            9         13.198        14.105            1         11.702        12.512
2006.........    14.075        16.822            8         14.105        16.866            1**       12.512        14.969
-------------    ------        --------       ----         ------        --------       ----         ------        ------
Janus Aspen Balanced Portfolio
2001.........    10.000        10.654(1)         1**       10.000        10.657(1)         1**       10.000        10.658(1)
2002.........    10.654         9.758            1**       10.657         9.768            2         10.658         9.770
2003.........     9.758        10.889            1          9.768        10.905            3          9.770        10.912
2004.........    10.889        11.570            1         10.905        11.593            3         10.912        11.606
2005.........    11.570        12.222            1**       11.593        12.252            4         11.606        12.272
2006.........    12.222        13.240            1**       12.252        13.280            4         12.272        13.309
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Janus Aspen Mid Cap Growth Portfolio
2001.........    10.000        11.377(1)         1**       10.000        11.379(1)         1**       10.000        11.382(1)
2002.........    11.377         8.023            0         11.379         8.028            0         11.382         8.032
2003.........     N/A          N/A            N/A           9.823        10.626            1          8.032        10.632
2004.........     N/A          N/A            N/A          10.626        12.567            1         10.632        12.581
2005.........     N/A          N/A            N/A          12.567        13.820            1         12.581        13.842
2006.........     N/A          N/A            N/A          13.820        15.372            1         13.842        15.404
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Janus Aspen Worldwide Growth Portfolio
2001.........    10.000        11.502(1)         1**       10.000        11.505(1)         1**       10.000        11.507(1)
2002.........    11.502         8.383           18         11.505         8.390            0         11.507         8.396
2003.........     8.383        10.173           17          N/A          N/A            N/A           8.396        10.199
2004.........    10.173        10.434            5          N/A          N/A            N/A          10.199        10.470
2005.........    10.434        10.807            4          N/A          N/A            N/A          10.470        10.856
2006.........    10.807        12.506            4          N/A          N/A            N/A          10.856        12.575
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Aggressive Growth Fund
2001.........    10.000        12.405(1)         1**       10.000        12.407(1)         1**       10.000        12.408(1)
2002.........    12.405         8.487            0         12.407         8.493            0         12.408         8.491
2003.........     N/A          N/A            N/A           N/A          N/A            N/A           8.491        11.060
2004.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2005.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Aggressive Profile Fund
2005.........     N/A          N/A            N/A          10.927        10.869            1          N/A          N/A
2006.........     N/A          N/A            N/A          10.869        12.404            1          N/A          N/A
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Bond Fund
2001.........    10.000        10.113(1)         6         10.000        10.093(2)        24         10.600        11.364
2002.........    10.113        10.931          116         10.093        10.915           38         11.364        12.295
2003.........    10.931        11.506          153         10.915        11.495           65         12.295        12.955
2004.........    11.506        11.888           82         11.495        11.883           79         12.955        13.399
2005.........    11.888        11.972           68         11.883        11.973           73         13.399        13.507
2006.........    11.972        12.301           63         11.973        12.307           62         13.507        13.892
-------------    ------        --------       ----         ------        --------       ----         ------        --------



              with Step-Up                             with GOP
              -------------               ----------------------------------
                                                                       Accumulation unit
                              Accumulation unit value                        value
                Number of   ---------------------------   Number of   --------------------   Number of
               accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
                  units      of period       period         units      of period   period      units
              ------------- ----------- --------------- ------------- ----------- -------- -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001.........       19          8.042         6.704          150
2002.........       40          6.704         4.702          270
2003.........       10          4.702         6.348          151          8.637    11.672         4
2004.........        7          6.348         6.961          139         11.672    12.811        32
2005.........        6          6.961         7.175          126         12.811    13.218        17
2006.........        5          7.175         7.671          114         13.218    14.146        17
-------------       --          -----         -----          ---         ------    ------        --
FTVIPT Mutual Shares Securities
2006.........     N/A          10.145        11.267           12         10.334    11.274         2
-------------     ----         ------        ------          ---         ------    ------        --
FTVIPT Templeton Global Income Securities
2005.........        1          9.944         9.873           12          9.763     9.879         7
2006.........        1          9.873        10.952           27          9.879    10.969        28
-------------     ----         ------        ------          ---         ------    ------        --
FTVIPT Templeton Growth Securities Fund
2001.........       19         10.204         9.905           44
2002.........       35          9.905         7.941           49
2003.........       20          7.941        10.322           32          8.969    11.670        11
2004.........       18         10.322        11.780           42         11.670    13.332        62
2005.........       17         11.780        12.614           80         13.332    14.290       117
2006.........       16         12.614        15.114           87         14.290    17.139       142
-------------     ----         ------        ------          ---         ------    ------       ---
Janus Aspen Balanced Portfolio
2001.........        1**       10.000        10.661(1)         1**
2002.........       22         10.661         9.786           19
2003.........       22          9.786        10.947           59          9.800    10.973         5
2004.........       24         10.947        11.660           51         10.973    11.701         6
2005.........       22         11.660        12.348           43         11.701    12.403        10
2006.........       18         12.348        13.411           35         12.403    13.484         8
-------------     ----         ------        --------        ---         ------    ------       ---
Janus Aspen Mid Cap Growth Portfolio
2001.........        1**       10.000        11.386(1)         1**
2002.........        1         11.386         8.047            6
2003.........        1          8.047        10.668            7          N/A        N/A       N/A
2004.........        4         10.668        12.642            7         10.692    12.683         2
2005.........        3         12.642        13.930            7         12.683    13.990         7
2006.........        1         13.930        15.525            6         13.990    15.608         7
-------------     ----         ------        --------        ---         ------    ------      ----
Janus Aspen Worldwide Growth Portfolio
2001.........        1**       10.000        11.512(1)         1**
2002.........        1         11.512         8.412           14
2003.........        1          8.412        10.234           12          8.422    10.256         2
2004.........        1         10.234        10.522           11         10.256    10.556         2
2005.........        1         10.522        10.926           10          N/A        N/A       N/A
2006.........        1         10.926        12.675            9          N/A        N/A       N/A
-------------     ----         ------        --------        ---         ------    ------      ----
Lincoln VIP Aggressive Growth Fund
2001.........        1**       10.000        12.414(1)         1**
2002.........        1**       12.414         8.515            0
2003.........        0          N/A          N/A            N/A           9.909    11.132         0
2004.........     N/A           N/A          N/A            N/A          11.132    12.458         1**
2005.........     N/A          11.489        13.418            1**       12.458    13.470         3
2006.........     N/A          13.418        14.422            1**       13.470    14.493         3
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP Aggressive Profile Fund
2005.........     N/A          10.000        10.881          108         10.155    10.888        34
2006.........     N/A          10.881        12.443          107         10.888    12.463        46
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP Bond Fund
2001.........      263         10.606        11.387          635
2002.........      402         11.387        12.338         1,126
2003.........       75         12.338        13.020          793         10.980    11.599       297
2004.........       65         13.020        13.486          879         11.599    12.026       384
2005.........       48         13.486        13.616          818         12.026    12.154       368
2006.........       42         13.616        14.024          713         12.154    12.531       324
-------------     ----         ------        --------       -----        ------    ------      ----

                        with EEB and Step-Up                            with EEB                         with Step-Up
              ----------------------------------------- ----------------------------------------- ---------------------------
                Accumulation unit value                   Accumulation unit value                   Accumulation unit value
              ---------------------------   Number of   ---------------------------   Number of   ---------------------------
               Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
               of period       period         units      of period       period         units      of period       period
              ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Capital Appreciation Fund
2001.........    10.000        11.615(1)         1**       10.000        11.616(1)         1**       10.000        11.618(1)
2002.........    11.615         8.321            0         11.616         8.325            0         11.618         8.332
2003.........     N/A          N/A            N/A           N/A          N/A            N/A           8.332        10.841
2004.........     N/A          N/A            N/A           N/A          N/A            N/A          10.841        11.210
2005.........     N/A          N/A            N/A          10.950        11.464            1         11.210        11.472
2006.........     N/A          N/A            N/A          11.464        12.342            1         11.472        12.357
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Conservative Profile Fund
2005.........    10.073        10.237            7          N/A          N/A            N/A          10.153        10.243
2006.........     N/A          N/A            N/A           N/A          N/A            N/A          10.243        10.972
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Core Fund
2005.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Equity-Income Fund
2005.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Global Asset Allocation Fund
2001.........    10.000        11.374(3)         1**       10.000        10.964(1)         1**       10.000        11.376(3)
2002.........    11.374         9.818            1**       10.964         9.470            0         11.376         9.833
2003.........     9.818        11.599            0          N/A          N/A            N/A           9.833        11.627
2004.........    11.599        12.921           16          N/A          N/A            N/A          11.627        12.967
2005.........    12.921        13.541           19          N/A          N/A            N/A          12.967        13.602
2006.........    13.541        15.213           20          N/A          N/A            N/A          13.602        15.297
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Growth Fund
2005.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Growth and Income Fund
2005.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Growth Opportunities
2005.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006.........     N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP International Fund
2001.........    10.000        11.018(1)         1**       10.000        11.021(1)         1**       10.000        11.023(1)
2002.........    11.018         9.644            1         11.021         9.651            1         11.023         9.659
2003.........     9.644        13.400            1          9.651        13.417            4          9.659        13.434
2004.........    13.400        15.901            1         13.417        15.928            5         13.434        15.957
2005.........    15.901        17.559            1         15.928        17.598            5         15.957        17.639
2006.........    17.559        22.398            2         17.598        22.459            2         17.639        22.523
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Moderate Profile Fund
2005.........     N/A          N/A            N/A          10.062        10.457            8         10.006        10.460
2006.........     N/A          N/A            N/A          10.457        11.474            8         10.460        11.483
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Moderately Aggressive Profile Fund
2005.........     N/A          N/A            N/A          10.310        10.634            2         10.000        10.637
2006.........     N/A          N/A            N/A          10.634        11.885            2         10.637        11.895
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Money Market Fund
2001.........    10.000        10.017(1)         1**       10.000        10.019(1)         1**       10.206        10.427
2002.........    10.017         9.967           39         10.019         9.976           23         10.427        10.385
2003.........     9.967         9.846           14          9.976         9.860            3         10.385        10.269
2004.........     9.846         9.746            5          9.860         9.764            4         10.269        10.175
2005.........     9.746         9.829            6          9.764         9.852            4         10.175        10.272
2006.........     9.829        10.096           19          9.852        10.124            1         10.272        10.561
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Social Awareness Fund
2001.........    10.000        12.098(3)         1**       10.000        11.506(1)         1**       10.000        12.101(3)
2002.........    12.098         9.242            0         11.506         8.794            0         12.101         9.254
2003.........     N/A          N/A            N/A          10.093        11.385            3          N/A          N/A
2004.........     N/A          N/A            N/A          11.385        12.596            4          N/A          N/A
2005.........     N/A          N/A            N/A          12.596        13.852            4          N/A          N/A
2006.........     N/A          N/A            N/A          13.852        15.272            1          N/A          N/A
-------------    ------        --------       ----         ------        --------       ----         ------        --------



              with Step-Up                             with GOP
              -------------               ----------------------------------
                                                                       Accumulation unit
                              Accumulation unit value                        value
                Number of   ---------------------------   Number of   --------------------   Number of
               accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
                  units      of period       period         units      of period   period      units
              ------------- ----------- --------------- ------------- ----------- -------- -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Capital Appreciation Fund
2001.........        1**       10.000        11.623(1)         1**
2002.........        1**       11.623         8.348            2
2003.........        1          8.348        10.877            4          N/A        N/A       N/A
2004.........        1         10.877        11.264            4         10.901    11.300         2
2005.........        2         11.264        11.545            8         11.300    11.594         9
2006.........        1         11.545        12.455            7         11.594    12.520         9
-------------        -         ------        --------          -         ------    ------      ----
Lincoln VIP Conservative Profile Fund
2005.........        5          N/A          N/A            N/A          10.012    10.257       325
2006.........        7         10.282        10.998           16         10.257    11.015       338
-------------        -         ------        --------       ----         ------    ------      ----
Lincoln VIP Core Fund
2005.........     N/A          10.085        10.245            1**        N/A        N/A       N/A
2006.........     N/A          10.245        11.454            8         10.718    11.472         1**
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP Equity-Income Fund
2005.........     N/A          10.029        10.472            2         10.460    10.480         3
2006.........     N/A          10.472        11.433            2         10.480    11.453         8
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP Global Asset Allocation Fund
2001.........        1**       10.000        11.380(3)         1**
2002.........        1**       11.380         9.848            1
2003.........        1          9.848        11.664           30          9.506    11.270         3
2004.........        1         11.664        13.027           35         11.270    12.599        13
2005.........        6         13.027        13.685           65         12.599    13.249        53
2006.........        1**       13.685        15.414           63         13.249    14.938        80
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP Growth Fund
2005.........     N/A          10.182        10.818            1          N/A        N/A       N/A
2006.........     N/A          10.818        11.271            1          N/A        N/A       N/A
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP Growth and Income Fund
2005.........     N/A          10.056        10.364            2          N/A        N/A       N/A
2006.........     N/A          10.364        11.426            2          N/A        N/A       N/A
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP Growth Opportunities
2005.........     N/A          10.923        11.440            1**        N/A        N/A       N/A
2006.........     N/A          11.440        12.366            1          N/A        N/A       N/A
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP International Fund
2001.........        1**       10.000        11.026(1)         1**
2002.........        2         11.026         9.675           16
2003.........        2          9.675        13.477           65          9.686    13.506        31
2004.........        2         13.477        16.032           71         13.506    16.083        44
2005.........        4         16.032        17.748           57         16.083    17.822        46
2006.........        4         17.748        22.695           55         17.822    22.814        35
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP Moderate Profile Fund
2005.........        6         10.008        10.469           18         10.000    10.475         6
2006.........        7         10.469        11.510           43         10.475    11.528        64
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP Moderately Aggressive Profile Fund
2005.........        6          N/A          N/A            N/A          10.122    10.652        20
2006.........        8         11.223        11.923           33         10.652    11.941        83
-------------     ----         ------        --------       ----         ------    ------      ----
Lincoln VIP Money Market Fund
2001.........      227         10.212        10.448         2,634
2002.........      195         10.448        10.422         6,301
2003.........       47         10.422        10.321          575         10.012     9.925       221
2004.........        9         10.321        10.241          587          9.925     9.858       265
2005.........       16         10.241        10.355          451          9.858     9.977       262
2006.........       46         10.355        10.662          332          9.977    10.284       235
-------------     ----         ------        --------       -----        ------    ------      ----
Lincoln VIP Social Awareness Fund
2001.........        1**       10.000        12.107(3)         1**
2002.........        0         12.107         9.273            2
2003.........     N/A           9.273        12.027           35          8.827    11.460        19
2004.........     N/A          12.027        13.333           47         11.460    12.717        30
2005.........     N/A          13.333        14.692           37         12.717    14.028        47
2006.........     N/A          14.692        16.231           36         14.028    15.512        39
-------------     ----         ------        --------       -----        ------    ------      ----

                        with EEB and Step-Up                            with EEB                         with Step-Up
              ----------------------------------------- ----------------------------------------- ---------------------------
                Accumulation unit value                   Accumulation unit value                   Accumulation unit value
              ---------------------------   Number of   ---------------------------   Number of   ---------------------------
               Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
               of period       period         units      of period       period         units      of period       period
              ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Capital Opportunities Series
2001.........    10.000        11.884(1)         1         10.000        11.886(1)         1**       10.000        11.888(1)
2002.........    11.884         8.181            1**       11.886         8.186            0         11.888         8.192
2003.........     8.181        10.204            0          N/A          N/A            N/A           8.192        10.227
2004.........    10.204        11.221            1**        N/A          N/A            N/A          10.227        11.259
2005.........    11.221        11.173            1**        N/A          N/A            N/A          11.259        11.220
2006.........    11.173        12.442            1**        N/A          N/A            N/A          11.220        12.508
-------------    ------        --------          -         ------        --------       ----         ------        --------
MFS VIT Emerging Growth Series
2001.........    10.000        12.125(1)         1**       10.000        11.039(2)         4          8.165         5.323
2002.........    12.125         7.869            1         11.039         7.168            1**        5.323         3.458
2003.........     7.869        10.032            1          7.168         9.143            4          3.458         4.413
2004.........    10.032        11.095            1          9.143        10.117            4          4.413         4.886
2005.........    11.095        11.857            1**       10.117        10.818            4          4.886         5.227
2006.........    11.857        12.520            1**       10.818        11.428            4          5.227         5.524
-------------    ------        --------          -         ------        --------       ----         ------        --------
MFS VIT Total Return Series
2001.........    10.000        10.629(1)         1         10.000        10.630(1)         8         11.123        10.927
2002.........    10.629         9.871           29         10.630         9.877           18         10.927        10.158
2003.........     9.871        11.235           45          9.877        11.248           64         10.158        11.573
2004.........    11.235        12.240           51         11.248        12.259           74         11.573        12.620
2005.........    12.240        12.321           40         12.259        12.347           66         12.620        12.717
2006.........    12.321        13.495           36         12.347        13.530           63         12.717        13.942
-------------    ------        --------         --         ------        --------       ----         ------        --------
MFS VIT Utilities Series
2001.........    10.000         9.842(1)         1**       10.000         9.355(2)        18          9.892         7.340
2002.........     9.842         7.445            0          9.355         7.080            3          7.340         5.558
2003.........     N/A          N/A            N/A           7.080         9.423            2          5.558         7.401
2004.........     N/A          N/A            N/A           9.423        12.012            2          7.401         9.439
2005.........    13.047        14.432            1**       12.012        13.745            2          9.439        10.807
2006.........    14.432        18.544            1         13.745        17.671            3         10.807        13.900
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001.........    10.000        11.996(1)         1**       10.000        11.997(1)         1**       10.000        11.999(1)
2002.........    11.996         8.316           16         11.997         8.320            1         11.999         8.326
2003.........     8.316        10.450           14          8.320        10.461            5          8.326        10.473
2004.........    10.450        11.926            2         10.461        11.944            5         10.473        11.964
2005.........    11.926        13.309            2         11.944        13.336            5         11.964        13.365
2006.........    13.309        14.978            4         13.336        15.016            5         13.365        15.056
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Neuberger Berman AMT Regency Portfolio
2001.........    10.000        11.144(1)         1**       10.000        11.146(1)         1**       10.000        11.147(1)
2002.........    11.144         9.780            0         11.146         9.783            1         11.147         9.792
2003.........     9.419        13.045            1          9.783        13.047            2          9.387        13.075
2004.........    13.045        15.662            1**       13.047        15.672            3         13.075        15.713
2005.........    15.662        17.211            5         15.672        17.231            3         15.713        17.285
2006.........    17.211        18.773            5         17.231        18.803            2         17.285        18.872
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Putnam VT Growth and Income Fund
2001.........    10.000        10.856(1)         1**       10.000        10.858(1)         1**       10.000        10.859(1)
2002.........    10.856         8.628            1         10.858         8.636            0         10.859         8.641
2003.........     8.628        10.783            1          8.986        10.801            1          8.641        10.810
2004.........    10.783        11.756            2         10.801        11.782            1         10.810        11.797
2005.........    11.756        12.138            1**       11.782        12.170            1         11.797        12.192
2006.........    12.138        13.805            1**       12.170        13.848            1         12.192        13.880
-------------    ------        --------       ----         ------        --------       ----         ------        --------
Putnam VT Health Sciences Fund
2001.........    10.000        10.560(1)         1**       10.000        10.564(1)         1**       10.000        10.564(1)
2002.........    10.560         8.255            2         10.564         8.261            0         10.564         8.264
2003.........     8.255         9.590            2          N/A          N/A            N/A           8.264         9.610
2004.........     9.590        10.079            4          N/A          N/A            N/A           9.610        10.111
2005.........    10.079        11.195            2          N/A          N/A            N/A          10.111        11.241
2006.........    11.195        11.291            2          N/A          N/A            N/A          11.241        11.349
-------------    ------        --------       ----         ------        --------       ----         ------        --------



              with Step-Up                             with GOP
              -------------               ----------------------------------
                                                                       Accumulation unit
                              Accumulation unit value                        value
                Number of   ---------------------------   Number of   --------------------   Number of
               accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
                  units      of period       period         units      of period   period      units
              ------------- ----------- --------------- ------------- ----------- -------- -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Capital Opportunities Series
2001.........        1**       10.000        11.893(1)         1**
2002.........        1         11.893         8.208           19
2003.........        2          8.208        10.263           18          8.218    10.285         2
2004.........        1         10.263        11.315           18         10.285    11.351         2
2005.........        1         11.315        11.293           15         11.351    11.340         1
2006.........        1         11.293        12.608           14         11.340    12.673         1
-------------        -         ------        --------         --         ------    ------         -
MFS VIT Emerging Growth Series
2001.........       38          8.170         5.334          121
2002.........       35          5.334         3.471          140
2003.........        1          3.471         4.436           29          7.904    10.112         2
2004.........        1          4.436         4.918           29         10.112    11.223         2
2005.........        1          4.918         5.269           21         11.223    12.037         2
2006.........        1          5.269         5.578           22         12.037    12.754         2
-------------       --         ------        --------        ---         ------    ------         -
MFS VIT Total Return Series
2001.........       90         11.128        10.948          358
2002.........      212         10.948        10.193          550
2003.........       59         10.193        11.631          293          9.918    11.328        45
2004.........       72         11.631        12.702          445         11.328    12.384       143
2005.........       54         12.702        12.819          481         12.384    12.510       171
2006.........       39         12.819        14.075          419         12.510    13.750       160
-------------      ---         ------        --------        ---         ------    ------       ---
MFS VIT Utilities Series
2001.........       88          9.898         7.356          288
2002.........       61          7.356         5.579          202
2003.........        8          5.579         7.439           43          7.478     9.983        16
2004.........        8          7.439         9.502           55          9.983    12.763        20
2005.........        8          9.502        10.895           57         12.763    14.649        42
2006.........       15         10.895        14.035           65         14.649    18.890        43
-------------      ---         ------        --------        ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001.........        1**       10.000        12.004(1)         1**
2002.........        8         12.004         8.343           20
2003.........        9          8.343        10.510           56          8.353    10.534        25
2004.........        7         10.510        12.024           65         10.534    12.063        36
2005.........        6         12.024        13.453           69         12.063    13.510        20
2006.........        5         13.453        15.177           61         13.510    15.256        14
-------------      ---         ------        --------        ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2001.........        1**       10.000        11.150(1)         1**
2002.........        0         11.150         9.809           18
2003.........        1          9.809        13.107           55          9.823    13.139        25
2004.........        1**       13.107        15.776           58         13.139    15.830        29
2005.........        1         15.776        17.380           52         15.830    17.457        28
2006.........        1         17.380        19.005           49         17.457    19.108        25
-------------      ---         ------        --------        ---         ------    ------       ---
Putnam VT Growth and Income Fund
2001.........        1**       10.000        10.862(1)         1**
2002.........        4         10.862         8.654            8
2003.........        4          8.654        10.844           20          8.668    10.871         2
2004.........        4         10.844        11.851           20         10.871    11.894         6
2005.........        2         11.851        12.267           19         11.894    12.323         4
2006.........        2         12.267        13.986           17         12.323    14.064         4
-------------      ---         ------        --------        ---         ------    ------       ---
Putnam VT Health Sciences Fund
2001.........        1**       10.000        10.567(1)         1**
2002.........        2         10.567         8.279            5
2003.........        2          8.279         9.641           29          8.291     9.664         4
2004.........        2          9.641        10.159           33          9.664    10.193         4
2005.........        2         10.159        11.311           31         10.193    11.361         4
2006.........        2         11.311        11.437           34         11.361    11.499         3
-------------      ---         ------        --------        ---         ------    ------       ---

                        with EEB and Step-Up                            with EEB                         with Step-Up
              ----------------------------------------- ----------------------------------------- ---------------------------
                Accumulation unit value                   Accumulation unit value                   Accumulation unit value
              ---------------------------   Number of   ---------------------------   Number of   ---------------------------
               Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
               of period       period         units      of period       period         units      of period       period
              ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Scudder VIT Equity 500 Index Fund
2001.........    10.000        11.273(1)       1**         10.000        11.275(1)        11          8.982         7.747
2002.........    11.273         8.592           1          11.275         8.598            1          7.747         5.911
2003.........     8.592        10.804           1           8.598        10.818            1          5.911         7.440
2004.........    10.804        11.724           1          10.818        11.744            1          7.440         8.081
2005.........    11.724        12.041           1          11.744        12.068            2          8.081         8.308
2006.........    12.041        13.649           1          12.068        13.686            2          8.308         9.426
-------------    ------        --------   -------------    ------        --------         --          -----         -----
Scudder VIT Small Cap Index Fund
2001.........    10.000        12.107(1)       1**         10.000        12.109(1)         1**       10.000        12.110(1)
2002.........    12.107         9.433          1**         12.109         9.438            0         12.110         9.445
2003.........     9.433        13.553           4           N/A          N/A            N/A           9.445        13.583
2004.........    13.553        15.659           4           N/A          N/A            N/A          13.583        15.710
2005.........    15.659        16.019           4           N/A          N/A            N/A          15.710        16.087
2006.........    16.019        18.467           5           N/A          N/A            N/A          16.087        18.564
-------------    ------        --------   -------------    ------        --------       ----         ------        --------



              with Step-Up                             with GOP
              -------------               ----------------------------------
                                                                       Accumulation unit
                              Accumulation unit value                        value
                Number of   ---------------------------   Number of   --------------------   Number of
               accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
                  units      of period       period         units      of period   period      units
              ------------- ----------- --------------- ------------- ----------- -------- -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Scudder VIT Equity 500 Index Fund
2001.........       34          8.987         7.763          198
2002.........       37          7.763         5.932          257
2003.........        8          5.932         7.478          115          8.631   10.891          4
2004.........        9          7.478         8.135          132         10.891   11.859          4
2005.........        7          8.135         8.376          133         11.859   12.223          7
2006.........        6          8.376         9.517          106         12.223   13.903          4
-------------       --          -----         -----          ---         ------   ------          -
Scudder VIT Small Cap Index Fund
2001.........        1**       10.000        12.115(1)         2
2002.........        3         12.115         9.463           16
2003.........        2          9.463        13.631           28          9.475   13.661          3
2004.........        3         13.631        15.788           48         13.661   15.840         15
2005.........        3         15.788        16.192           46         15.840   16.261         11
2006.........        1**       16.192        18.713           39         16.261   18.811         10
-------------       --         ------        --------        ---         ------   ------         --

** All numbers less than 500 were rounded up to one.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Commenced business on 9/21/01 with an initial unit value of $10.

(4) Commenced business on 9/17/01 with an initial unit value of $10.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus II Access
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus II Access prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2007. You may obtain a copy of the Lincoln ChoicePlus II Access prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Advertising                                     B-5
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2007.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Pending regulatory approval Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, will serve as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus as of May 1, 2007. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life acting as Principal Underwriter paid, $97,680,796, $115,249,891 and $162,288,944 to LFA and Selling Firms in 2004, 2005, and 2006, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.

In the event LFD does not obtain regulatory approval by May 1, 2007, then Lincoln Life will serve as Principal Underwriter until LFD is able to assume the duties of Principal Underwriter. Lincoln Life is not a member of the Securities Investors Protection Corporation.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium ...................    $50,000
         Premium taxes ....................    None
         Withdrawals ......................    None
         Guaranteed Period ................    5 years
         Guaranteed Interest Rate .........    3.50%
         Annuity Date .....................    Age 70
         Index Rate A .....................    3.50%
         Index Rate B .....................    4.00% End of contract year 1
                                               3.50% End of contract year 2
                                               3.00% End of contract year 3
                                               2.00% End of contract year 4
         Percentage adjustment to B .......    0.50%



  Formula                     (1 + Index A)n
                      ------------------------------
                                                     -1
                      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                       (3)
                (1)       (2)          Adjusted   (4)       (5)          (6)         (7)
                Annuity   Interest     Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment   Value      Value     (3) & (4)    Charge      Value
--------------- --------- ------------ ---------- --------- ------------ ----------- ----------
  1 ........... $51,710    0.962268    $49,759    $50,710   $50,710      $4,250      $46,460
  2 ........... $53,480    0.985646    $52,712    $51,431   $52,712      $4,250      $48,462
  3 ........... $55,312    1.000000    $55,312    $52,162   $55,312      $4,000      $51,312
  4 ........... $57,208    1.009756    $57,766    $52,905   $57,766      $3,500      $54,266
  5 ........... $59,170       N/A      $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                     BOY*                              Annual        EOY**
                     Annuity       Guaranteed          Account       Annuity
Contract Year        Value         Interest Rate       Fee           Value
-------------------- ---------     ---------------     ---------     ----------
  1 ................ $50,000   x       1.035       -   $40       =   $51,710
  2 ................ $51,710   x       1.035       -   $40       =   $53,480
  3 ................ $53,480   x       1.035       -   $40       =   $55,312
  4 ................ $55,312   x       1.035       -   $40       =   $57,208
  5 ................ $57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                     Surrender
                     Charge                       Surrender
Contract Year        Factor         Deposit       Charge
-------------------- ----------     ---------     ----------
  1 ................      8.5%  x   $50,000   =   $4,250
  2 ................      8.5%  x   $50,000   =   $4,250
  3 ................      8.0%  x   $50,000   =   $4,000
  4 ................      7.0%  x   $50,000   =   $3,500
  5 ................      6.0%  x   $50,000   =   $3,000

                           INTEREST ADJUSTMENT CALCULATION



Contract Year         Index A      Index B      Adj Index B      N        Result
------------------    ---------    ---------    -------------    -----    ---------
  1 ..............     3.50%        4.00%          4.50%          4       0.962268
  2 ..............     3.50%        3.50%          4.00%          3       0.985646
  3 ..............     3.50%        3.00%          3.50%          2       1.000000
  4 ..............     3.50%        2.00%          2.50%          1       1.009756
  5 ..............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                    Minimum             Annual
                                    Guaranteed          Account       Minimum
Contract Year                       Interest Rate       Fee           Value
--------------------                ---------------     ---------     ----------
  1 ................ $50,000    x       1.015       -   $40       =   $50,710
  2 ................ $50,710    x       1.015       -   $40       =   $51,431
  3 ................ $51,431    x       1.015       -   $40       =   $52,162
  4 ................ $52,162    x       1.015       -   $40       =   $52,905
  5 ................ $52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant ........................... Male, Age 65
         Secondary Life ...................... Female, Age 63
         Purchase Payment .................... $200,000.00
         Regular Income Payment Frequency .... Annual
         AIR ................................. 4.0%
         Hypothetical Investment Return ...... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment .............. $ 10,813.44              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA.

We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
Financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appear on the following pages.

                                  Prospectus 3

Lincoln ChoicePlus Assurance (C Share)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802-7866
www.LFG.com
1-888-868-2583

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

We do offer variable annuity contracts that have lower fees. Currently, there is no fixed account offered in this product.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund*
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein International Value Portfolio
     AllianceBernstein Large Cap Growth Portfolio*
     AllianceBernstein Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*

Delaware VIP Trust (Service Class):
     Delaware VIP Capital Reserves Series
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP REIT Series*
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Income Securities Fund
     FTVIPT Templeton Growth Securities Fund*
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Mid Cap Growth Portfolio*
     Janus Aspen Worldwide Growth Portfolio*
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Capital Growth Fund*
     LVIP Cohen & Steers Global Real Estate Fund*
     LVIP Delaware Bond Fund
     (formerly Bond Fund)
     LVIP Delaware Growth and Income Fund
     (formerly Growth and Income Fund)
     LVIP Delaware Social Awareness Fund
     (formerly Social Awareness Fund)
     LVIP Delaware Special Opportunities Fund*
     LVIP FI Equity-Income Fund*
     (formerly Equity-Income Fund)
     LVIP Growth Opportunities Fund*
     LVIP Janus Capital Appreciation Fund
     (formerly Capital Appreciation Fund and Growth Fund)
     LVIP Marsico International Growth Fund*
     LVIP MFS Value Fund*
     LVIP Mid-Cap Growth Fund*

     LVIP Mid-Cap Value Fund*
     LVIP Mondrian International Value Fund
     (formerly International Fund)
     LVIP Money Market Fund
     LVIP S&P 500 Index Fund**
     (formerly Core Fund)
     LVIP Small-Cap Index Fund*
     LVIP T. Rowe Price Growth Stock Fund*
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     (formerly Aggressive Growth Fund)
     LVIP Templeton Growth Fund*
     LVIP UBS Global Asset Allocation Fund
     (formerly Global Asset Allocation Fund)
     LVIP Value Opportunities Fund*
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*
     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*
     LVIP Wilshire Aggressive Profile Fund
     (formerly Aggressive Profile Fund)
     LVIP Wilshire Conservative Profile Fund
     (formerly Conservative Profile Fund)
     LVIP Wilshire Moderate Profile Fund
     (formerly Moderate Profile Fund)
     LVIP Wilshire Moderately Aggressive Profile Fund
     (formerly Moderately Aggressive Profile Fund)
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     (formerly Capital Opportunities Series)
     MFS (Reg. TM) VIT Emerging Growth Series*
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*
Putnam Variable Trust (Class IB):
     Putnam VT Growth & Income Fund*
     Putnam VT Health Sciences Fund*

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2007

Table of Contents


Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 6
Summary of Common Questions                                   14
The Lincoln National Life Insurance Company                   16
Variable Annuity Account (VAA)                                16
Investments of the Variable Annuity Account                   16
Charges and Other Deductions                                  22
The Contracts                                                 25
 Purchase Payments                                            26
 Persistency Credits                                          26
 Transfers On or Before the Annuity Commencement Date         27
 Surrenders and Withdrawals                                   29
 Death Benefit                                                30
 Investment Requirements                                      34
 Lincoln SmartSecurity (Reg. TM) Advantage                    35
 i4LIFE (Reg. TM) Advantage                                   40
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    45
 4LATER (Reg. TM) Advantage                                   47
 Annuity Payouts                                              51
 Fixed Side of the Contract                                   53
Distribution of the Contracts                                 56
Federal Tax Matters                                           57
Additional Information                                        61
 Voting Rights                                                61
 Return Privilege                                             61
 Other Information                                            62
 Legal Proceedings                                            62
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   63
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides a Guaranteed Amount to access through periodic withdrawals.

Persistency credit - The additional amount credited to the contract after the seventh contract anniversary.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

We may apply the interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing and cross-reinvestment, withdrawals up to the annual withdrawal limit under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                        With Estate           Enhanced Guaranteed   Guarantee of
                                        Enhancement           Minimum death         Principal death   Account
                                        Benefit Rider (EEB)   benefit (EGMDB)       benefit           Value death benefit
                                        --------------------- --------------------- ----------------- --------------------
o   Mortality and expense risk charge          2.05%                 1.85%               1.60%               1.55%
o   Administrative charge                      0.10%                 0.10%               0.10%               0.10%
                                                ----                  ----                ----                ----
o   Total annual charge for each
    subaccount                                 2.15%                 1.95%               1.70%               1.65%

* The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.

**For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A.


In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

Optional Rider Charges:

Lincoln SmartSecurity (Reg. TM) Advantage:


o   Guaranteed maximum annual
    percentage charge*
o   Current annual percentage charge*



                                        Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
     Lincoln SmartSecurity (Reg. TM)      Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
       Advantage - 5 Year Elective               Step-Up option                    Step-Up option
              Step-Up option           - Single Life (and prior version)            - Joint Life
    --------------------------------- ----------------------------------- --------------------------------
o
                 0.95%                              1.50%                              1.50%
o                0.45%                              0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for subsequent purchase payments, step-ups and withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.



4LATER (Reg. TM) Advantage:



o   Guaranteed maximum annual
    percentage charge*                     1.50%
o   Current annual percentage charge*      0.50%

*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER (Reg. TM) charge is deducted from the subaccounts on a quarterly basis.


Different fees and expenses may be imposed during a period in which regular income payments are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2006. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.53%        4.86%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.53%        1.75%

* 32 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2008.

The following table shows the expenses charged by each fund for the year ended December 31, 2006:


(as a percentage of each fund's average net assets):

                                                                            Management                      Other
                                                                               Fees        12b-1 Fees      Expenses
                                                                             (before        (before        (before
                                                                               any            any            any
                                                                             waivers/       waivers/       waivers/
                                                                            reimburse-     reimburse-     reimburse-
                                                                              ments)   +     ments)   +     ments)   +
AIM V.I. Capital Appreciation Fund (Series II Shares)(1)                    0.61   %       0.25   %       0.30   %
AIM V.I. Core Equity Fund (Series II Shares)(1)(2)                          0.61           0.25           0.28
AIM V.I. International Growth Fund (Series II Shares)(1)(2)                 0.72           0.25           0.38
AllianceBernstein VPS Global Technology Portfolio (Class B)                 0.75           0.25           0.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                 0.55           0.25           0.06
AllianceBernstein VPS International Value Portfolio (Class B)               0.75           0.25           0.10
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)                  0.75           0.25           0.08
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)               0.75           0.25           0.11
American Century VP II Inflation Protection Fund (Class II)                 0.49           0.25           0.01
American Funds Global Growth Fund (Class 2)                                 0.55           0.25           0.03
American Funds Global Small Capitalization Fund (Class 2)                   0.72           0.25           0.05
American Funds Growth Fund (Class 2)                                        0.32           0.25           0.02
American Funds Growth-Income Fund (Class 2)                                 0.27           0.25           0.01
American Funds International Fund (Class 2)                                 0.50           0.25           0.04
Baron Capital Asset Fund (Insurance Shares)                                 1.00           0.25           0.07
Delaware VIP Capital Reserves Series (Service Class)(3)                     0.50           0.30           0.18
Delaware VIP Diversified Income Series (Service Class) (4)                  0.65           0.30           0.13
Delaware VIP Emerging Markets Series (Service Class)(5)                     1.25           0.30           0.30
Delaware VIP High Yield Series (Service Class)(6)                           0.65           0.30           0.12
Delaware VIP REIT Series (Service Class)(7)                                 0.73           0.30           0.10
Delaware VIP Small Cap Value Series (Service Class)(8)                      0.72           0.30           0.11
Delaware VIP Trend Series (Service Class)(9)                                0.74           0.30           0.12
Delaware VIP U.S. Growth Series (Service Class)(10)                         0.65           0.30           0.11
Delaware VIP Value Series (Service Class)(11)                               0.65           0.30           0.11
DWS Equity 500 Index VIP (Class B)(12)                                      0.29           0.25           0.00
DWS Small Cap Index VIP (Class B)                                           0.45           0.25           0.05
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(13)           0.57           0.25           0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(14)        0.47           0.25           0.10
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(15)               0.57           0.25           0.12
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(16)                  0.57           0.25           0.11
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(17)             0.72           0.25           0.16
FTVIPT Franklin Income Sercurities Fund (Class 2)                           0.46           0.25           0.01
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
 2)(18)                                                                     0.48           0.25           0.29
FTVIPT Mutual Shares Securities Fund (Class 2)                              0.60           0.25           0.21
FTVIPT Templeton Global Income Sercurities Fund (Class 2)                   0.56           0.25           0.16
FTVIPT Templeton Growth Securities Fund (Class 2)                           0.74           0.25           0.04
Janus Aspen Balanced Portfolio (Service Shares)(19)                         0.55           0.25           0.03
Janus Aspen Mid Cap Growth Portfolio (Service Shares)                       0.64           0.25           0.06
Janus Aspen Worldwide Growth Portfolio (Service Shares)(20)                 0.60           0.25           0.05
LVIP Capital Growth Fund (Service Class)(21)(23)                            0.73           0.25           0.09



                                                                                                                    Total
                                                                                                                  Expenses
                                                                                             Total                 (after
                                                                                            Expenses     Total    Contractu
                                                                                            (before   Contractual    ua
                                                                             Acquired         any      waivers/   waivers/
                                                                               Fund         waivers/  reimburse-  reimburse
                                                                             Fees and      reimburse-    ments       e-
                                                                             Expenses  =     ments)    (if any)    ments)
AIM V.I. Capital Appreciation Fund (Series II Shares)(1)                    0.00   %       1.16   %
AIM V.I. Core Equity Fund (Series II Shares)(1)(2)                          0.02           1.16
AIM V.I. International Growth Fund (Series II Shares)(1)(2)                 0.01           1.36
AllianceBernstein VPS Global Technology Portfolio (Class B)                 0.00           1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                 0.00           0.86
AllianceBernstein VPS International Value Portfolio (Class B)               0.00           1.10
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)                  0.00           1.08
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)               0.00           1.11
American Century VP II Inflation Protection Fund (Class II)                 0.00           0.75
American Funds Global Growth Fund (Class 2)                                 0.00           0.83
American Funds Global Small Capitalization Fund (Class 2)                   0.00           1.02
American Funds Growth Fund (Class 2)                                        0.00           0.59
American Funds Growth-Income Fund (Class 2)                                 0.00           0.53
American Funds International Fund (Class 2)                                 0.00           0.79
Baron Capital Asset Fund (Insurance Shares)                                 0.00           1.32
Delaware VIP Capital Reserves Series (Service Class)(3)                     0.00           0.98       -0.05   %   0.93   %
Delaware VIP Diversified Income Series (Service Class) (4)                  0.00           1.08       -0.05       1.03
Delaware VIP Emerging Markets Series (Service Class)(5)                     0.00           1.85       -0.10       1.75
Delaware VIP High Yield Series (Service Class)(6)                           0.00           1.07       -0.05       1.02
Delaware VIP REIT Series (Service Class)(7)                                 0.00           1.13       -0.05       1.08
Delaware VIP Small Cap Value Series (Service Class)(8)                      0.00           1.13       -0.05       1.08
Delaware VIP Trend Series (Service Class)(9)                                0.00           1.16       -0.05       1.11
Delaware VIP U.S. Growth Series (Service Class)(10)                         0.00           1.06       -0.05       1.01
Delaware VIP Value Series (Service Class)(11)                               0.00           1.06       -0.05       1.01
DWS Equity 500 Index VIP (Class B)(12)                                      0.00           0.54       -0.01       0.53
DWS Small Cap Index VIP (Class B)                                           0.00           0.75
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(13)           0.00           0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(14)        0.00           0.82
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(15)               0.00           0.94
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(16)                  0.00           0.93
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(17)             0.00           1.13
FTVIPT Franklin Income Sercurities Fund (Class 2)                           0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
 2)(18)                                                                     0.01           1.03       -0.01       1.02
FTVIPT Mutual Shares Securities Fund (Class 2)                              0.00           1.06
FTVIPT Templeton Global Income Sercurities Fund (Class 2)                   0.00           0.97
FTVIPT Templeton Growth Securities Fund (Class 2)                           0.00           1.03
Janus Aspen Balanced Portfolio (Service Shares)(19)                         0.00           0.83
Janus Aspen Mid Cap Growth Portfolio (Service Shares)                       0.00           0.95
Janus Aspen Worldwide Growth Portfolio (Service Shares)(20)                 0.00           0.90
LVIP Capital Growth Fund (Service Class)(21)(23)                            0.00           1.07       -0.01       1.06

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(22)(23)                                                     0.95   %       0.25   %       0.15   %
LVIP Delaware Bond Fund (Service Class)(24)                         0.34           0.25           0.07
LVIP Delaware Growth and Income Fund (Service Class)(24)            0.33           0.25           0.07
LVIP Delaware Social Awareness Fund (Service Class)(24)             0.35           0.25           0.07
LVIP Delaware Special Opportunities Fund (Service Class)(24)        0.37           0.25           0.08
LVIP FI Equity-Income Fund (Service Class)(24)(25)                  0.73           0.25           0.08
LVIP Growth Opportunities Fund (Service Class)(24)(26)              0.99           0.25           3.62
LVIP Janus Capital Appreciation Fund (Service Class)(24)(27)        0.75           0.25           0.09
LVIP Marsico International Growth Fund (Service Class)(23)(28)      0.97           0.25           0.16
LVIP MFS Value Fund (Service Class)(23)(29)                         0.74           0.25           0.10
LVIP Mid-Cap Growth Fund (Service Class)(23)(30)(44)                0.90           0.25           0.23
LVIP Mid-Cap Value Fund (Service Class)(23)(31)                     0.99           0.25           0.14
LVIP Mondrian International Value Fund (Service Class)(24)          0.71           0.25           0.14
LVIP Money Market Fund (Service Class)(24)                          0.42           0.25           0.08
LVIP S&P 500 Index Fund (Service Class)(23)(32)                     0.24           0.25           0.11
LVIP Small-Cap Index Fund (Service Class)(23)(33)(34)               0.32           0.25           0.14
LVIP T. Rowe Price Growth Stock Fund (Service Class)(23)(35)        0.78           0.25           0.12
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.73           0.25           0.12
LVIP Templeton Growth Fund (Service Class)(23)(36)                  0.75           0.25           0.11
LVIP UBS Global Asset Allocation Fund (Service Class)(24)           0.73           0.25           0.18
LVIP Value Opportunities Fund (Service Class)(23)(37)(38)           1.05           0.25           0.13
LVIP Wilshire 2010 Profile Fund (Service Class)(23)(39)(40)         0.25           0.25           0.27
LVIP Wilshire 2020 Profile Fund (Service Class)(23)(39)(40)         0.25           0.25           0.17
LVIP Wilshire 2030 Profile Fund (Service Class)(23)(39)(40)         0.25           0.25           0.15
LVIP Wilshire 2040 Profile Fund (Service Class)(23)(39)(40)         0.25           0.25           0.22
LVIP Wilshire Aggressive Profile Fund (Service Class)(24)(39)(40)   0.25           0.25           0.19
LVIP Wilshire Conservative Profile Fund (Service
 Class)(24)(39)(40)                                                 0.25           0.25           0.16
LVIP Wilshire Moderate Profile Fund (Service Class))(24)(39)(40)    0.25           0.25           0.06
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class))(24)(39)(40)                                                0.25           0.25           0.08
MFS (Reg. TM) VIT Core Equity Series (Service Class)(41)(42)        0.75           0.25           0.17
MFS (Reg. TM)VIT Emerging Growth Series (Service Class)(41)         0.75           0.25           0.12
MFS (Reg. TM) VIT Total Return Series (Service Class)(41)(42)       0.75           0.25           0.10
MFS (Reg. TM) VIT Utilities Series (Service Class)(41)              0.75           0.25           0.11
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(43)             0.83           0.00           0.15
Neuberger Berman Regency Portfolio (I Class)(43)                    0.85           0.00           0.11
Putnam VT Growth & Income Fund (Class 1B)                           0.49           0.25           0.06
Putnam VT Health Sciences Fund (Class 1B)                           0.70           0.25           0.15



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(22)(23)                                                     0.00   %       1.35   %   -0.25   %   1.10   %
LVIP Delaware Bond Fund (Service Class)(24)                         0.00           0.66
LVIP Delaware Growth and Income Fund (Service Class)(24)            0.00           0.65
LVIP Delaware Social Awareness Fund (Service Class)(24)             0.00           0.67
LVIP Delaware Special Opportunities Fund (Service Class)(24)        0.00           0.70
LVIP FI Equity-Income Fund (Service Class)(24)(25)                  0.00           1.06       -0.06       1.00
LVIP Growth Opportunities Fund (Service Class)(24)(26)              0.00           4.86       -3.43       1.43
LVIP Janus Capital Appreciation Fund (Service Class)(24)(27)        0.00           1.09       -0.14       0.95
LVIP Marsico International Growth Fund (Service Class)(23)(28)      0.00           1.38       -0.01       1.37
LVIP MFS Value Fund (Service Class)(23)(29)                         0.00           1.09       -0.02       1.07
LVIP Mid-Cap Growth Fund (Service Class)(23)(30)(44)                0.00           1.38       -0.10       1.28
LVIP Mid-Cap Value Fund (Service Class)(23)(31)                     0.00           1.38       -0.02       1.36
LVIP Mondrian International Value Fund (Service Class)(24)          0.00           1.10
LVIP Money Market Fund (Service Class)(24)                          0.00           0.75
LVIP S&P 500 Index Fund (Service Class)(23)(32)                     0.00           0.60       -0.07       0.53
LVIP Small-Cap Index Fund (Service Class)(23)(33)(34)               0.00           0.71
LVIP T. Rowe Price Growth Stock Fund (Service Class)(23)(35)        0.00           1.15       -0.02       1.13
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.00           1.10
LVIP Templeton Growth Fund (Service Class)(23)(36)                  0.00           1.11
LVIP UBS Global Asset Allocation Fund (Service Class)(24)           0.00           1.16
LVIP Value Opportunities Fund (Service Class)(23)(37)(38)           0.00           1.43
LVIP Wilshire 2010 Profile Fund (Service Class)(23)(39)(40)         0.72           1.49       -0.27       1.22
LVIP Wilshire 2020 Profile Fund (Service Class)(23)(39)(40)         0.81           1.48       -0.17       1.31
LVIP Wilshire 2030 Profile Fund (Service Class)(23)(39)(40)         0.82           1.47       -0.15       1.32
LVIP Wilshire 2040 Profile Fund (Service Class)(23)(39)(40)         0.91           1.63       -0.22       1.41
LVIP Wilshire Aggressive Profile Fund (Service Class)(24)(39)(40)   0.91           1.60       -0.19       1.41
LVIP Wilshire Conservative Profile Fund (Service
 Class)(24)(39)(40)                                                 0.72           1.38       -0.16       1.22
LVIP Wilshire Moderate Profile Fund (Service Class))(24)(39)(40)    0.81           1.37       -0.06       1.31
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class))(24)(39)(40)                                                0.82           1.40       -0.08       1.32
MFS (Reg. TM) VIT Core Equity Series (Service Class)(41)(42)        0.00           1.17       -0.02       1.15
MFS (Reg. TM)VIT Emerging Growth Series (Service Class)(41)         0.00           1.12
MFS (Reg. TM) VIT Total Return Series (Service Class)(41)(42)       0.00           1.10       -0.02       1.08
MFS (Reg. TM) VIT Utilities Series (Service Class)(41)              0.00           1.11
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(43)             0.00           0.98
Neuberger Berman Regency Portfolio (I Class)(43)                    0.00           0.96
Putnam VT Growth & Income Fund (Class 1B)                           0.00           0.80
Putnam VT Health Sciences Fund (Class 1B)                           0.00           1.10

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series II shares to 1.45% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
   (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

(3) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.70%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, 0.425% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(4) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.81%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2008, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.55% for the fiscal year 2006 (excluding 12b-1 fees). Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, 1.10% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.78%, respectively. Effective May 1, 2007 through April 30, 2008, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expense (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.74%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.00%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.03%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 0.92%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(10) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.87%, respectively.Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(11) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.86%, respectively. Without such an arrangement, the total operating expense for the Series would have been 0.76% for the fiscal year 2006 (excluding 12b-1 fees). Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets. DMC has voluntarily elected to waive its management fee for this Series to 0.60%.

(12) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, and 0.53% for Class B.

(13) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for initial class; 0.75% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(14) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.56% for initial class and 0.66% for service class. These offsets may be discontinued at any time.

(15) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for initial class; 0.77% for service class; and 0.92% for service class 2. These offsets may be discontinued at any time.

(16) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66% for initial class; 0.76% for service class; and 0.91% for service class 2. These offsets may be discontinued at any time.

(17) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.81% for initial class; 0.91% for service class; and 1.06% for service class 2. These offsets may be discontinued at any time.

(18) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

(19) All expenses are shown without the effect of expense offset arrangements. Pursuant to such offset arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(20) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to the fee rate commenced February 2007 for Worldwide Growth Portfolio may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the "Management Expenses" section in the fund's Prospectus for additional information with further description in the fund's Statement of Additional Information.

(21) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.81% of average daily net assets (Service Class at 1.06%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(22) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.22% on the first $250,000,000 of average daily net assets of the fund; and 0.32% on the excess of $250,000,000. The waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund. The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets (Service Class at 1.10%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(23) "Other Expenses" are based on estimated expenses for the current fiscal year.

(24) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.

(25) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.3% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. Prior to September 1, 2006, the waiver amount was 0.00% on the first $250 million of average daily net assets of the fund; 0.05% on the next $500 million and 0.10% of average daily net assets in excess of $750 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(26) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.18% of average daily net assets (Service Class at 1.43%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(27) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100 million of average daily net assets of the fund; 0.10% of the next $150 million of average daily net assets of the fund; 0.15% of the next $250 million of average daily net assets of the fund; 0.10% of the next $250, million of average daily net assets of the fund; 0.15% of the next $750, million of average daily net assets of the fund; and 0.20% of average daily net assets in excess of $1.5 billion The fee waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(28) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.12% of average daily net assets (Service Class at 1.37%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(29) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.82% of average daily net assets (Service Class at 1.07%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(30) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets (Service Class at 1.30%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(31) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets (Service Class at 1.36%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(32) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets (Service Class at 0.53%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(33) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets (Service Class at 0.71%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(34) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. Due to the change in investment objective for this fund, the management fee decreased.

(35) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.88% of average daily net assets (Service Class at 1.13%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(36) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets (Service Class at 1.11%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(37) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.34% of average daily net assets (Service Class at 1.59%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(38) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged to the fund pursuant to the new agreement is lower than the management fee previously charged to the fund.

(39) Lincoln Life had contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses ) exceed 0.30% of average daily net assets (Service Class 0.53%). Effective January 1, 2007 Lincoln Life has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets (Service Class at 0.50%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

(40) In addition to the Annual fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Acquired Fund Fees and Expenses" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(41) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(42) MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series and Research International Series, and 0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

(43) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(44) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one year terms unless the advisor provides written notice of termination to the fund.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and 4LATER (Reg. TM) Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $847   $2,499    $4,142    $8,156

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $847   $2,499    $4,142    $8,156

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts
- i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a persistency credit? For contracts issued on or after June 6, 2005 (or later in some states that have not approved the contract changes), a persistency credit of 0.10% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. There are two options available to reset the Guaranteed Amount to the current contract value. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATER (Reg. TM) Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. By electing one of these benefits, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Financial Statements
The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. On April 2, 2007, Jefferson-Pilot Life Insurance Company was merged into Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.45%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, Baron, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds, advised by AIM Advisors, Inc.

  o Capital Appreciation Fund (Series II): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.

  o AllianceBernstein International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein Large Cap Growth Portfolio (Class B): Maximum capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein Small/Mid Cap Value Portfolio (Class B): Long-term growth.


American Century Investments Variable Products, advised by American Century

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


Baron Capital Funds Trust, advised by BAMCO, Inc.

  o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.

 The Board of Trustees of the Baron Capital Asset Fund has approved a reorganization pursuant to which the assets of the Capital Asset Fund would be acquired and certain liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including approval by the Baron Capital Asset Fund's shareholders. This reorganization is scheduled to occur in June 2007.


Delaware VIP Trust, advised by Delaware Management Company

  o Capital Reserves Series (Service Class): Current income.

  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation. (Sub-advised by Mondrian Investment Partners Limited)

  o High Yield Series (Service Class): Capital appreciation.

  o REIT Series (Service Class): Total return.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class B): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP (Class B): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Service Class 2): Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o VIP Overseas Portfolio (Service Class 2): Long-term growth.

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Income Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund (Class 2): Current income.

  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term growth.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.

  o Templeton Global Income Securities Fund (Class 2): Total return.

  o Templeton Growth Securities Fund (Class 2): Long-term growth.
    (Subadvised by Templeton Asset Management Ltd.)
    This fund will not be offered in contracts issued on or after June 4, 2007.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Class): Long-term growth and current income. This fund is not offered in contracts issued on or after June 6, 2005.

  o Mid Cap Growth Portfolio (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Worldwide Growth Portfolio (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Capital Growth Fund (Service Class): Capital appreciation. (Subadvised by Wellington Management)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. (Subadvised by Cohen & Steers Capital Management)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Delaware Bond Fund (Service Class): Current income.
     (Subadvised by Delaware Management Company)
     (formerly Bond Fund)

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation. (Subadvised by Delaware Management Company)
     (formerly Growth and Income Fund)

  o LVIP Delaware Social Awareness Fund (Service Class): Capital appreciation. (Subadvised by Delaware Management Company)
     (formerly Social Awareness Fund)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by Delaware Management Company)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP FI Equity-Income Fund (Service Class): Income.
    (Subadvised by Pyramis Global Advisors LLC)
    (formerly Equity-Income Fund)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)

 The Board of Trustees of the Growth Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust, has approved a reorganization pursuant to which the assets of the Growth Opportunities Fund would be acquired and the liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including (i) completion of the reorganization of the Baron Capital Asset Fund with the LVIP Baron Growth Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust, and (ii) approval by the Growth Opportunities Fund's shareholders. This reorganization is scheduled to occur in June 2007.

  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (Subadvised by Janus Capital Management LLC)
     (formerly Capital Appreciation Fund and Growth Fund)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
    (Subadvised by Marsico Capital Management, LLC)
    This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Long-term growth of capital.

     (Subadvised by Massachusetts Financial Services Company)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)
     (formerly International Fund)

  o LVIP Money Market Fund (Service Class): Preservation of capital. (Subadvised by Delaware Management Company)

  o LVIP S&P 500 Index Fund (Service Class): Capital appreciation. (Subadvised by Mellon Capital Management Corporation)
     (formerly Core Fund)

  o LVIP Small-Cap Index Fund (Service Class): Capital appreciation. (Subadvised by Mellon Capital Management Corporation)
    This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): Maximum capital appreciation.
    (Subadvised by T. Rowe Price Associates, Inc.)
     (formerly Aggressive Growth Fund)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)

     (formerly Global Asset Allocation Fund)

  o LVIP Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Dalton, Greinger, Hartman, Maher & Co.)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Capital appreciation; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Aggressive Profile Fund)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Conservative Profile Fund)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Moderate Profile Fund)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     (formerly Capital Opportunities Series)
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Emerging Growth Series (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Total Return Series (Service Class): Income and growth.

  o Utilities Series (Service Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management, Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Regency Portfolio (I Class): Long-term growth.
     This fund will not be offered in contracts issued on or after June 4, 2007.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Growth & Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.

  o Health Sciences Fund (Class IB): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                        With Estate           Enhanced Guaranteed   Guarantee of
                                        Enhancement           Minimum death         Principal death   Account
                                        Benefit Rider (EEB)   benefit (EGMDB)       benefit           Value death benefit
                                        --------------------- --------------------- ----------------- --------------------
o   Mortality and expense risk charge          2.05%                 1.85%               1.60%               1.55%
o   Administrative charge                      0.10%                 0.10%               0.10%               0.10%
                                                ----                  ----                ----                ----
o   Total annual charge for each
    subaccount                                 2.15%                 1.95%               1.70%               1.65%

For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows:
EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A.


Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. Older contracts may have a lower fee. The exact fee is listed in your contract.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.45% (0.1125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  5 Year Elective Step-up option; or

2) 0.65% (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  1 Year Automatic Step-up, Joint Life option.

Once the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option is available in your state, the prior version will not be available. If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount for another 10 year period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge

Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction. On and after the periodic income commencement date, the 4LATER (Reg. TM) Rider charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Rider annual charge will also terminate.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.

Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage (including the i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Guaranteed Income Benefits) and Annuity Payouts.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Persistency Credits

For contracts purchased on or after June 6, 2005 (or later in those states that have not approved the contract changes), contractowners will receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least seven years, by 0.10%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing

Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. Dollar cost averaging is not available on contracts owned by non-individuals (i.e. corporations, trusts). We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable interest adjustments. See Fixed side of the contract - Interest adjustment.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.

Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005 , (or later in those states that have not approved the contract changes) may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable withdrawal charges (an interest adjustment for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and other deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o The highest contract value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB death benefit will be reduced to the EGMDB for a total annual charge of 1.95% or 1.65% for contracts issued prior to June 5, 2005.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

Investment Requirements

Contractowners who have elected 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the Investment Requirements will not apply to your contract.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subaccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AIM V.I. International Growth Fund
o AllianceBernstein Global Technology Portfolio
o AllianceBernstein International Value Portfolio
o AllianceBernstein Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o Baron Capital Asset Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Templeton Growth Securities Fund
o Janus Aspen Mid Cap Growth Portfolio
o Janus Aspen Worldwide Growth Portfolio
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Growth Opportunities Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Growth Fund
o LVIP Mondrian International Value Fund
o LVIP Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

when you purchase the benefit. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will restrict purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000. Additional purchase payments will not be allowed if the contract value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including other deductions), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                 Contract Value   Guaranteed Amount
o Initial Deposit $50,000        $50,000          $50,000
o 1st Benefit Year Anniversary   $54,000          $54,000
o 2nd Benefit Year Anniversary   $53,900          $54,000
o 3rd Benefit Year Anniversary   $57,000          $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be paid for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:

 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage options.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to drop Lincoln SmartSecurity (Reg. TM) Advantage and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.

Contractowners with an existing Lincoln SmartSecurity (Reg. TM) Advantage Rider may change to the Single or Joint Life options in order to qualify for a lifetime Maximum Annual Withdrawal amount until July 31, 2007 (or 90 days after approval in your state if later). If you make this change, your Guaranteed Amount will not carry over to the new Rider, but will be equal to the contract value on the effective date of the new Rider. Your Maximum Annual Withdrawal amount will be 5% of this new Guaranteed Amount. Factors to consider if you make this change are: 1) whether or not your Guaranteed Amount and Maximum Annual Withdrawal amount will decrease; 2) the cost of the Rider and the fact that the waiver of the charge is not available on the new Rider; 3) the limit on additional deposits under the Lincoln SmartSecurity (Reg. TM) Advantage Single Life and Joint Life options; and 4) if your old Rider was not subject to Investment Requirements. You may want to discuss this with your representative before making this decision.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners, with the Account Value death benefit, who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage Death Benefits.

i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage, when available in your state, is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:
2.05% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.10% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB.

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value death benefit.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life (if living);
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

i4LIFE (Reg. TM)Death Benefit Value after regular income payment = $200,000 -
 $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or

 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, no death benefit is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;

 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

There is a Guaranteed Income Benefit available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge for a total of 2.55% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit and 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit. The annual charge is 2.85% if the i4LIFE (Reg. TM) Advantage EGMDB is elected.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.

If you purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, an automatic step-up feature (if available in your state) will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. After we administer this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.) If your state has not approved the automatic step-up feature, your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

     o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
 o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85.
     o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

Contractowners who currently have the prior version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit for 90 days after approval in your state. Contractowners who change to the increasing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to certain Investment Requirements. See The Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal     $  1,200
         o Guaranteed Income Benefit before Withdrawal                   $    750
         o Account Value at time of Additional Withdrawal                $150,000
         o Additional Withdrawal                                         $15,000 (a 10% withdrawal)

Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X
 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges & Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
         New Income Base                                            $110,000
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, all contractowners and the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge, for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows: 2.55% for the Account Value death benefit; 2.60% for the Guarantee of Principal death benefit; and 2.85% for the EGMDB.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER (Reg. TM) Guaranteed Income       $ 5,692      i4LIFE (Reg. TM) regular income payment       $ 5,280
       Benefit



         i4LIFE (Reg. TM) Account Value before payment                             $80,000
         Regular Income Payment                                               -    $ 5,280
         Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit    -    $   412
----------------------------------------------------------------------------       -------
         i4LIFE (Reg. TM) Account Value after payment                              $74,308


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 \d $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage and elect 4LATER (Reg. TM) will not carry their Lincoln SmartSecurity (Reg. TM) Advantage Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker may recommend that you annuitize at an earlier age.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk and administrative charge of 1.40% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest Adjustment and Charges and Other Deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege)
 o on the expiration date of a guaranteed period
 o as a result of the death of the contractowner or annuitant
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


    (1+A)n      -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Distribution of the Contracts
Pending regulatory approval, Lincoln Financial Distributors ("LFD") will serve as Principal Underwriter of this contract as of May 1, 2007. If regulatory approval is not obtained on or before May 1, 2007, then Lincoln Life will act as Principal Underwriter until LFD is able to assume such duties. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriters pays to LFA is 2.00% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 2.50% of purchase payments , plus up to 0.30% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2006 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your account value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the

VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. In addition, because we expect to vote all shares of the underlying fund we own at a meeting of the shareholders of the underlying fund, all shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LFG.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:











                Statement of Additional Information Request Card
                     Lincoln ChoicePlus Assurance (C Share)
                    Lincoln Life Variable Annuity Account N











Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N.


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Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                           with EEB                          with EGMDB                          with GOP
              ---------------------------------- ---------------------------------- ----------------------------------
               Accumulation unit                  Accumulation unit                  Accumulation unit
                     value                              value                              value
              --------------------   Number of   --------------------   Number of   --------------------   Number of
               Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
               of period   period      units      of period   period      units      of period   period      units
              ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                 (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
AIM V.I. Capital Appreciation
2006.........     N/A       N/A         N/A          N/A        N/A        N/A         11.636    11.462          1*
-------------     --      ------        ---          --         ---        -           ------    ------          -
AIM V.I. Core Equity
2006.........     N/A       N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
-------------     --      ------        ---          --         ---        -           ------    ------       ----
AIM V.I. International Growth Fund
2003.........     N/A       N/A         N/A          N/A        N/A        N/A          8.792    11.133      1,059
2004.........     N/A       N/A         N/A          N/A        N/A        N/A         11.133    13.560          1
2005.........     N/A       N/A         N/A          N/A        N/A        N/A         13.560    15.715          1
2006.........     N/A       N/A         N/A          N/A        N/A        N/A         15.715    19.788          2
-------------     --      ------        ---          --         ---        -           ------    ------      -----
AllianceBernstein VP Global Technology Portfolio
2003.........     N/A       N/A         N/A          2.788     3.944         881        7.379    10.447      1,091
2004.........     N/A       N/A         N/A          3.944     4.076           1       10.447    10.810          4
2005.........     N/A       N/A         N/A          4.076     4.156           1       10.810    11.032          3
2006.........     N/A       N/A         N/A          4.156     4.431           1       11.032    11.773          3
-------------     --      ------        ---          -----     -----       -----       ------    ------      -----
AllianceBernstein VP Growth and Income Portfolio
2003.........     N/A       N/A         N/A          7.889    10.257      23,386        8.667    11.281     22,863
2004.........    11.204   12.233          1         10.257    11.221          83       11.281    12.354         58
2005.........    12.233   12.561          2         11.221    11.545          74       12.354    12.723         88
2006.........    12.561   14.425          2         11.545    13.285          61       12.723    14.655         80
-------------    ------   ------        ---         ------    ------      ------       ------    ------     ------
AllianceBernstein VP International Value
2006.........     N/A       N/A         N/A         10.659    11.842          10       11.043    11.850          6
-------------    ------   ------        ---         ------    ------      ------       ------    ------     ------
AllianceBernstein VP Large Cap Growth Portfolio
2003.........     N/A       N/A         N/A          4.273     5.186       4,990        8.142     9.891        643
2004.........     N/A       N/A         N/A          5.186     5.527          38        9.891    10.551          1
2005.........     N/A       N/A         N/A          5.527     6.243          28       10.551    11.931          1
2006.........     N/A       N/A         N/A          6.243     6.101          31       11.931    11.672          2
-------------    ------   ------        ---         ------    ------      ------       ------    ------     ------
AllianceBernstein VP Small/Mid Cap Value Portfolio
2003.........     N/A       N/A         N/A         10.936    15.156       1,158       10.950    15.191        431
2004.........     N/A       N/A         N/A         15.156    17.751          22       15.191    17.811         11
2005.........     N/A       N/A         N/A         17.751    18.619          28       17.811    18.700         30
2006.........     N/A       N/A         N/A         18.619    20.915          27       18.700    21.027         22
-------------    ------   ------        ---         ------    ------      ------       ------    ------     ------
American Century Investments VP Inflation Protection Fund
2004.........     9.991   10.392          1          9.905    10.404          16       10.042    10.410         72
2005.........    10.392   10.360          3         10.404    10.393          50       10.410    10.410        143
2006.........    10.360   10.330          3         10.393    10.384          41       10.410    10.411        100
-------------    ------   ------        ---         ------    ------      ------       ------    ------     ------
American Funds Global Growth Fund
2004.........    10.267   11.252          1         10.216    11.266           7       10.239    11.273         16
2005.........    11.252   12.601          2         11.266    12.641          23       11.273    12.662         27
2006.........    12.601   14.897          3         12.641    14.975          45       12.662    15.014         26
-------------    ------   ------        ---         ------    ------      ------       ------    ------     ------
American Funds Global Small Capitalization Fund
2003.........     N/A       N/A         N/A          5.627     8.497       3,621        9.969    15.071      9,573
2004.........    14.974   17.769          1*         8.497    10.104          82       15.071    17.937         29
2005.........    17.769   21.866          1*        10.104    12.458         135       17.937    22.139         51
2006.........    21.866   26.628          1*        12.458    15.201         135       22.139    27.042         46
-------------    ------   ------        ---         ------    ------      ------       ------    ------     ------
American Funds Growth Fund
2003.........     9.130   12.262        836          5.368     7.224      70,637        9.164    12.344     52,948
2004.........    12.262   13.541          5          7.224     7.993         407       12.344    13.673        272
2005.........    13.541   15.445          6          7.993     9.136         461       13.673    15.643        362
2006.........    15.445   16.711          6          9.136     9.904         371       15.643    16.976        306
-------------    ------   ------        ---         ------    ------      ------       ------    ------     ------

                            with EEB                            with EGMDB                            with GOP
              ------------------------------------ ------------------------------------ ------------------------------------
                Accumulation unit                    Accumulation unit                    Accumulation unit
                      value                                value                                value
              ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
               Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
               of period    period       units      of period    period       units      of period    period       units
              ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                    (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
American Funds Growth-Income Fund
2003.........     9.066     11.786        831          8.456     11.015       49,158        9.101     11.867       84,704
2004.........    11.786     12.771         16         11.015     11.959          370       11.867     12.897          391
2005.........    12.771     13.268         31         11.959     12.449          406       12.897     13.439          522
2006.........    13.268     15.005         31         12.449     14.107          380       13.439     15.244          409
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
American Funds International Fund
2003.........     9.060     11.994        312          5.168      6.855       36,438        9.094     12.075       21,952
2004.........    11.994     14.049          3          6.855      8.045          165       12.075     14.186           76
2005.........    14.049     16.758          4          8.045      9.615          193       14.186     16.972          111
2006.........    16.758     19.573          5          9.615     11.253          187       16.972     19.882          103
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Baron Capital Asset
2006.........     N/A         N/A         N/A          N/A         N/A         N/A          9.303     10.623            3
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Delaware VIP Capital Reserves
2005.........     N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006.........     N/A         N/A         N/A          N/A         N/A         N/A         10.141     10.197            5
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Delaware VIP Diversified Income Series
2004.........    10.011     10.858          1*        10.207     10.872           25       10.080     10.878           56
2005.........    10.858     10.597          2         10.872     10.631          155       10.878     10.648          117
2006.........    10.597     11.190          3         10.631     11.248           86       10.648     11.277          107
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Delaware VIP Emerging Markets Series(4)
2004.........     N/A         N/A         N/A         14.457     19.360            4       10.243     13.572            4
2005.........     N/A         N/A         N/A         19.360     24.206           13       13.572     16.986           28
2006.........     N/A         N/A         N/A         24.206     30.194           13       16.986     21.209           25
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Delaware VIP High Yield Series
2003.........    10.282     12.981        180          8.425     10.658       31,016       10.322     13.071       16,226
2004.........    12.981     14.530          3         10.658     11.953           60       13.071     14.675           60
2005.........    14.530     14.741          1         11.953     12.151           46       14.675     14.932           86
2006.........    14.741     16.235          1         12.151     13.409           40       14.932     16.495           82
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Delaware VIP REIT Series
2003.........    10.965     14.395        226         11.748     15.453       13,348       11.006     14.491       10,383
2004.........    14.395     18.525          9         15.453     19.926           37       14.491     18.704           55
2005.........    18.525     19.432         19         19.926     20.944           37       18.704     19.679           72
2006.........    19.432     25.243         17         20.944     27.260           33       19.679     25.640           58
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Delaware VIP Small Cap Value Series
2003.........    10.915     15.179        304         12.061     16.806        9,098       10.954     15.280        4,836
2004.........    15.179     18.054         10         16.806     20.029           59       15.280     18.229           36
2005.........    18.054     19.345         19         20.029     21.504           65       18.229     19.590           81
2006.........    19.345     22.007         18         21.504     24.512           57       19.590     22.353           86
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Delaware VIP Trend Series
2003.........     N/A         N/A         N/A          5.075      6.729        8,885       10.070     13.365       10,051
2004.........    13.276     14.638          5          6.729      7.434           61       13.365     14.780           31
2005.........    14.638     15.177          5          7.434      7.723           45       14.780     15.370           55
2006.........    15.177     15.991          5          7.723      8.154           38       15.370     16.244           38
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Delaware VIP US Growth Series
2003.........     N/A         N/A         N/A          8.101      9.830        9,742        8.110      9.851       13,590
2004.........     9.797      9.909          1*         9.830      9.962           24        9.851      9.993           31
2005.........     9.909     11.129          1*         9.962     11.211           10        9.993     11.257           30
2006.........    11.129     11.150          1*        11.211     11.254           10       11.257     11.313           28
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Delaware VIP Value Series
2003.........     N/A         N/A         N/A          8.712     10.978        2,431        N/A         N/A         N/A
2004.........     N/A         N/A         N/A         10.978     12.373           11       11.195     12.631           27
2005.........    12.504     12.985          1*        12.373     12.876           19       12.631     13.157           38
2006.........    12.985     15.781          1*        12.876     15.678           20       13.157     16.037           37
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------
Fidelity VIP Contrafund Portfolio
2003.........     N/A         N/A         N/A          9.726     12.264       11,942        N/A         N/A         N/A
2004.........     N/A         N/A         N/A         12.264     13.892           37       12.291     13.937           37
2005.........    13.805     15.810          1         13.892     15.941           67       13.937     16.008          107
2006.........    15.810     17.294          3         15.941     17.473           73       16.008     17.564          121
-------------    ------     ------        ---         ------     ------       ------       ------     ------       ------

                            with EEB                            with EGMDB                            with GOP
              ------------------------------------ ------------------------------------ ------------------------------------
                Accumulation unit                    Accumulation unit                    Accumulation unit
                      value                                value                                value
              ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
               Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
               of period    period       units      of period    period       units      of period    period       units
              ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                    (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Fidelity VIP Equity-Income Portfolio
2003.........     N/A         N/A         N/A          8.250     10.552        5,600        9.056     11.595       5,214
2004.........    11.516     12.575          1*        10.552     11.545           51       11.595     12.699          93
2005.........    12.575     13.032          2         11.545     11.989           66       12.699     13.200         108
2006.........    13.032     15.343          3         11.989     14.143           55       13.200     15.587          84
-------------    ------     ------        ---         ------     ------        -----       ------     ------       -----
Fidelity VIP Growth Portfolio
2003.........     N/A         N/A         N/A          N/A         N/A         N/A          8.083     10.549       4,268
2004.........    10.477     10.606          1*         6.037      6.123            9       10.549     10.711          19
2005.........    10.606     10.985          1          6.123      6.355           23       10.711     11.126          26
2006.........    10.985     11.492          1          6.355      6.661           19       11.126     11.675          23
-------------    ------     ------        ---         ------     ------        -----       ------     ------       -----
Fidelity VIP Mid Cap
2005.........     N/A         N/A         N/A         10.237     11.564           12       10.182     11.571          24
2006.........     N/A         N/A         N/A         11.564     12.786           27       11.571     12.806          39
-------------    ------     ------        ---         ------     ------        -----       ------     ------       -----
Fidelity VIP Overseas Portfolio
2003.........     N/A         N/A         N/A          5.218      7.342       24,584        8.540     12.028       6,749
2004.........    11.944     13.286          1          7.342      8.184           93       12.028     13.419          35
2005.........    13.286     15.492          2          8.184      9.562           86       13.419     15.695          69
2006.........    15.492     17.911          2          9.562     11.077           64       15.695     18.200          62
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----
FTVIPT Franklin Income Securities
2006.........     N/A         N/A         N/A         10.115     11.222            2       10.599     11.229          10
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2003.........     N/A         N/A         N/A          4.702      6.348       10,700        8.637     11.672       2,353
2004.........     N/A         N/A         N/A          6.348      6.961           41       11.672     12.811          40
2005.........     N/A         N/A         N/A          6.961      7.175           37       12.811     13.218          67
2006.........     N/A         N/A         N/A          7.175      7.671           35       13.218     14.146          64
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----
FTVIPT Mutual Shares Securities
2006.........     N/A         N/A         N/A          9.893     11.267            3       10.479     11.274           6
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----
FTVIPT Templeton Global Income Securities
2005.........     9.794      9.862          1*         N/A         N/A         N/A          9.763      9.879           3
2006.........     9.862     10.918          1*        10.144     10.952            1        9.879     10.969           4
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----
FTVIPT Templeton Growth Securities Fund
2003.........     8.934     11.589        285          7.941     10.322        7,166        8.969     11.670       6,589
2004.........    11.589     13.200          1*        10.322     11.780           39       11.670     13.332          34
2005.........     N/A         N/A         N/A         11.780     12.614           39       13.332     14.290          74
2006.........     N/A         N/A         N/A         12.614     15.114           40       14.290     17.139          62
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Janus Aspen Balanced Portfolio
2003.........     N/A         N/A         N/A          9.786     10.947        1,237        9.800     10.973       1,789
2004.........     N/A         N/A         N/A         10.947     11.660           13       10.973     11.701          19
2005.........     N/A         N/A         N/A         11.660     12.348           14       11.701     12.403          26
2006.........     N/A         N/A         N/A         12.348     13.411            9       12.403     13.484          20
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Janus Aspen Mid Cap Growth Portfolio
2003.........     N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2004.........     N/A         N/A         N/A         10.668     12.642            2       10.692     12.683           3
2005.........    12.562     13.815          1*        12.642     13.930            2       12.683     13.990           3
2006.........    13.815     15.366          1*        13.930     15.525            1       13.990     15.608           1
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Janus Aspen Worldwide Growth Portfolio
2003.........     N/A         N/A         N/A          N/A         N/A         N/A          8.422     10.256          27
2004.........     N/A         N/A         N/A          N/A         N/A         N/A         10.256     10.556           1
2005.........     N/A         N/A         N/A          N/A         N/A         N/A         10.556     10.972           1
2006.........     N/A         N/A         N/A          N/A         N/A         N/A         10.972     12.741           1
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Lincoln VIP Aggressive Growth Fund
2003.........     N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2004.........     N/A         N/A         N/A          N/A         N/A         N/A         12.650     13.760           4
2005.........     N/A         N/A         N/A          N/A         N/A         N/A         13.760     14.842           2
2006.........     N/A         N/A         N/A          N/A         N/A         N/A         14.842     15.929           1
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Lincoln VIP Aggressive Profile Fund
2005.........     N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006.........     N/A         N/A         N/A         10.911     12.443            1        N/A         N/A         N/A
-------------    ------     ------        ---         ------     ------       ------       ------     ------       -----

                            with EEB                           with EGMDB                          with GOP
              ------------------------------------ ---------------------------------- ----------------------------------
                Accumulation unit                   Accumulation unit                  Accumulation unit
                      value                               value                              value
              ----------------------   Number of   --------------------   Number of   --------------------   Number of
               Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
               of period    period       units      of period   period      units      of period   period      units
              ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
                  (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Lincoln VIP Bond Fund
2003.........     9.623     10.002        466          9.965    10.014     75,256        10.092    10.020     102,843
2004.........    10.002     10.314         17         10.014    10.347        237        10.020    10.364         353
2005.........    10.314     10.366         38         10.347    10.421        262        10.364    10.448         488
2006.........    10.366     10.629         40         10.421    10.706        252        10.448    10.745         432
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Capital Appreciation Fund
2003.........     N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2004.........     N/A         N/A         N/A         12.186    12.587          2        11.621    12.610           2
2005.........    12.549     12.805          1*        12.587    12.869          7        12.610    12.906           6
2006.........    12.805     13.752          1*        12.869    13.849          6        12.906    13.902           6
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Conservative Profile Fund
2005.........     N/A         N/A         N/A         10.074    10.252         87        10.012    10.257          50
2006.........     N/A         N/A         N/A         10.252    10.998        119        10.257    11.015          74
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Core Fund
2005.........     N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2006.........     N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Equity-Income Fund
2005.........     N/A         N/A         N/A          N/A        N/A        N/A         10.009    10.478           1
2006.........     N/A         N/A         N/A          N/A        N/A        N/A         10.478    11.451           1
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Global Asset Allocation Fund
2003.........     N/A         N/A         N/A         10.500    11.342        293        10.622    11.349       1,100
2004.........     N/A         N/A         N/A         11.342    12.637          1*       11.349    12.657           8
2005.........     N/A         N/A         N/A         12.637    13.242          9        12.657    13.277          11
2006.........     N/A         N/A         N/A         13.242    14.878          9        13.277    14.932          11
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Growth Fund
2005.........     N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2006.........     N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Growth and Income Fund
2005.........     N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2006.........     N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Growth Opportunities
2005.........     N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2006.........     N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP International Fund
2003.........     N/A         N/A         N/A         10.919    13.129     12,731        10.950    13.137      16,995
2004.........    13.112     15.529          1         13.129    15.580         59        13.137    15.605          52
2005.........    15.529     17.114          2         15.580    17.203         52        15.605    17.249          70
2006.........    17.114     21.787          2         17.203    21.945         40        17.249    22.025          60
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Moderate Profile Fund
2005.........     N/A         N/A         N/A         10.008    10.469          5        10.000    10.475          11
2006.........     N/A         N/A         N/A         10.469    11.510         26        10.475    11.528          24
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Moderately Aggressive Profile Fund
2005.........     N/A         N/A         N/A         10.026    10.646         51        10.122    10.652           5
2006.........     N/A         N/A         N/A         10.646    11.923         51        10.652    11.941           8
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Money Market Fund
2003.........     N/A         N/A         N/A          9.982     9.919     21,584         9.989     9.925      65,299
2004.........     9.907      9.786          2          9.919     9.818         53         9.925     9.834         356
2005.........     9.786      9.850          7          9.818     9.902        114         9.834     9.928         203
2006.........     9.850     10.097          2          9.902    10.170         93         9.928    10.207         161
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------
Lincoln VIP Social Awareness Fund
2003.........     N/A         N/A         N/A         11.029    12.260      7,707        10.664    12.267      15,649
2004.........    12.244     13.513          1         12.260    13.557         25        12.267    13.579          46
2005.........    13.513     14.824          2         13.557    14.902         27        13.579    14.941          61
2006.........    14.824     16.302          2         14.902    16.421         24        14.941    16.481          55
-------------    ------     ------        ---         ------    ------     ------        ------    ------     -------

                           with EEB                           with EGMDB                           with GOP
              ---------------------------------- ------------------------------------ ----------------------------------
               Accumulation unit                   Accumulation unit                   Accumulation unit
                     value                               value                               value
              --------------------   Number of   ----------------------   Number of   --------------------   Number of
               Beginning   End of   accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
               of period   period      units      of period    period       units      of period   period      units
              ----------- -------- ------------- ----------- ---------- ------------- ----------- -------- -------------
                  (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
MFS VIT Capital Opportunities Series
2003.........     N/A       N/A         N/A          N/A         N/A         N/A          N/A        N/A        N/A
2004.........     N/A       N/A         N/A          N/A         N/A         N/A         10.285    11.351          1
2005.........     N/A       N/A         N/A          N/A         N/A         N/A          N/A        N/A        N/A
2006.........     N/A       N/A         N/A          N/A         N/A         N/A          N/A        N/A        N/A
-------------     --      ------        ---          --          --          -           ------    ------       ----
MFS VIT Emerging Growth Series
2003.........     N/A       N/A         N/A          N/A         N/A         N/A          7.904    10.112        426
2004.........     N/A       N/A         N/A          N/A         N/A         N/A         10.112    11.223          1*
2005.........     N/A       N/A         N/A          4.918      5.269            1       11.223    12.037          2
2006.........     N/A       N/A         N/A          5.269      5.578            1       12.037    12.754          4
-------------     --      ------        ---          -----      -----        -----       ------    ------       ----
MFS VIT Total Return Series
2003.........     N/A       N/A         N/A         10.193     11.631        8,388        9.918    11.328     21,120
2004.........    11.250   12.262         11         11.631     12.702           54       11.328    12.384         94
2005.........    12.262   12.349         32         12.702     12.819           74       12.384    12.510        140
2006.........    12.349   13.532         33         12.819     14.075           90       12.510    13.750        109
-------------    ------   ------        ---         ------     ------        -----       ------    ------     ------
MFS VIT Utilities Series
2003.........     N/A       N/A         N/A          5.579      7.439        1,795        7.478     9.983      2,339
2004.........     N/A       N/A         N/A          7.439      9.502           17        9.983    12.763         21
2005.........     N/A       N/A         N/A          9.502     10.895           19       12.763    14.649         25
2006.........     N/A       N/A         N/A         10.895     14.035           19       14.649    18.890         26
-------------    ------   ------        ---         ------     ------        -----       ------    ------     ------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003.........     8.322   10.463        445          8.343     10.510        5,111        8.353    10.534      3,471
2004.........    10.463   11.946          1*        10.510     12.024           16       10.534    12.063         29
2005.........     N/A       N/A         N/A         12.024     13.453           16       12.063    13.510         55
2006.........     N/A       N/A         N/A         13.453     15.177           14       13.510    15.256         48
-------------    ------   ------        ---         ------     ------        -----       ------    ------     ------
Neuberger Berman AMT Regency Portfolio
2003.........     N/A       N/A         N/A          9.809     13.107        9,390        9.823    13.139     11,074
2004.........    13.052   15.678          1         13.107     15.776           19       13.139    15.830         46
2005.........    15.678   17.237          1         15.776     17.380           27       15.830    17.457         86
2006.........    17.237   18.811          1         17.380     19.005           24       17.457    19.108         95
-------------    ------   ------        ---         ------     ------        -----       ------    ------     ------
Putnam VT Growth & Income Fund
2003.........     N/A       N/A         N/A          N/A         N/A         N/A          8.668    10.871      1,941
2004.........     N/A       N/A         N/A          N/A         N/A         N/A         10.871    11.894          4
2005.........     N/A       N/A         N/A          N/A         N/A         N/A         11.894    12.323          3
2006.........     N/A       N/A         N/A          N/A         N/A         N/A         12.323    14.064          3
-------------    ------   ------        ---         ------     ------        -----       ------    ------     ------
Putnam VT Health Sciences Fund
2003.........     N/A       N/A         N/A          8.279      9.641          750        8.291     9.664        485
2004.........     N/A       N/A         N/A          9.641     10.159            1        9.664    10.193          1
2005.........     N/A       N/A         N/A         10.159     11.311            1       10.193    11.361          2
2006.........     N/A       N/A         N/A         11.311     11.437            1       11.361    11.499          1
-------------    ------   ------        ---         ------     ------        -----       ------    ------     ------
Scudder VIT Equity 500 Index Fund
2003.........     N/A       N/A         N/A         10.870     12.029        4,210       10.579    12.037      3,841
2004.........     N/A       N/A         N/A         12.029     13.053            9       12.037    13.074         50
2005.........     N/A       N/A         N/A         13.053     13.406           10       13.074    13.442         58
2006.........     N/A       N/A         N/A         13.406     15.197           15       13.442    15.252         42
-------------    ------   ------        ---         ------     ------        -----       ------    ------     ------
Scudder VIT Small Cap Index Fund
2003.........     N/A       N/A         N/A         11.470     13.527       10,168       10.821    13.535      1,857
2004.........    13.510   15.580          1*        13.527     15.631           11       13.535    15.656          8
2005.........    15.580   15.905          1*        15.631     15.989           10       15.656    16.031         23
2006.........    15.905   18.298          1*        15.989     18.431           11       16.031    18.497         26
-------------    ------   ------        ---         ------     ------       ------       ------    ------     ------

* All numbers less than 500 were rounded up to one.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and number of accumulation units for contracts purchased after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the period ended December 31, 2006. It should be read along with the VAA's financial statements and notes which are included in the SAI


                    with EEB                          with EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
AllianceBernstein VP Global Technology Portfolio
2005.. N/A           N/A         N/A          N/A       N/A         N/A
2006.. N/A         17.117          1          N/A       N/A         N/A
----   ------      ------        ---          --      ------
ABVPSF International Value
2006.. 10.821      11.807         16          9.942   11.821         38
----   ------      ------        ---          -----   ------        ---
AllianceBernstein VP Growth and Income Portfolio
2005.. 15.070      15.427          1         12.193   12.507         10
2006.. 15.427      17.664          1         12.507   14.349         14
----   ------      ------        ---         ------   ------        ---
AllianceBernstein VP Small/Mid Cap Value Portfolio
2005.. N/A           N/A         N/A         17.581   18.385          8
2006.. N/A           N/A         N/A         18.385   20.591         16
----   ------      ------        ---         ------   ------        ---
American Century VP Inflation Protection Fund
2005.. N/A           N/A         N/A         10.385   10.344          8
2006.. 10.135      10.250          1         10.344   10.304         14
----   ------      ------        ---         ------   ------        ---
American Funds Global Growth Fund
2005.. N/A           N/A         N/A         11.246   12.581         12
2006.. 14.163      14.781          1*        12.581   14.858         57
----   ------      ------        ---         ------   ------        ---
American Funds Global Small Capitalization Fund
2005.. 18.775      23.035          1         17.707   21.767         11
2006.. 23.035      27.968          1         21.767   26.482         42
----   ------      ------        ---         ------   ------        ---
American Funds Growth Fund
2005.. 15.654      17.801          1         13.496   15.378         44
2006.. 17.801      19.203         12         15.378   16.622        203
----   ------      ------        ---         ------   ------        ---
American Funds Growth-Income Fund
2005.. 15.210      15.755          2         12.728   13.210         64
2006.. 15.755      17.764         15         13.210   14.925        258
----   ------      ------        ---         ------   ------        ---
American Funds International Fund
2005.. 16.766      19.938          1         14.002   16.684         16
2006.. 19.938      23.217          3         16.684   19.467        108
----   ------      ------        ---         ------   ------        ---
Baron Capital Asset
2006.. N/A           N/A         N/A          9.391   10.597          7
----   ------      ------        ---         ------   ------        ---
Delaware VIP Capital Reserves
2005.. N/A           N/A         N/A          N/A       N/A         N/A
2006.. N/A           N/A         N/A          N/A       N/A         N/A
----   ------      ------        ---         ------   ------        ---
Delaware VIP Diversified Income Series
2005.. N/A           N/A         N/A         10.852   10.580         17
2006.. N/A           N/A         N/A         10.580   11.160         64
----   ------      ------        ---         ------   ------        ---
Delaware VIP Emerging Markets Series(4)
2005.. 11.033      11.999          1         10.976   12.013         15
2006.. 11.999      14.893          1         12.013   14.940         58
----   ------      ------        ---         ------   ------        ---
Delaware VIP High Yield Series
2005.. N/A           N/A         N/A         14.483   14.678          4
2006.. N/A           N/A         N/A         14.678   16.150         15
----   ------      ------        ---         ------   ------        ---
Delaware VIP REIT Series
2005.. N/A           N/A         N/A         18.462   19.347          5
2006.. N/A           N/A         N/A         19.347   25.106         39
----   ------      ------        ---         ------   ------        ---



                    with GOP                        Acct Value DB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
AllianceBernstein VP Global Technology Portfolio
2005..    10.758    10.962         1          N/A        N/A        N/A
2006..    10.962    11.680         3         11.434    11.710         1
----      ------    ------         -         ------    ------       ---
ABVPSF International Value
2006..     9.951    11.839        66         11.234    11.842         3
----      ------    ------        --         ------    ------       ---
AllianceBernstein VP Growth and Income Portfolio
2005..    12.294    12.642        17          N/A        N/A        N/A
2006..    12.642    14.540        54         13.067    14.576        17
----      ------    ------        --         ------    ------       ---
AllianceBernstein VP Small/Mid Cap Value Portfolio
2005..    17.724    18.581        12         17.754    18.621         3
2006..    18.581    20.862        37         18.621    20.918         4
----      ------    ------        --         ------    ------       ---
American Century VP Inflation Protection Fund
2005..    10.401    10.385        25         10.404    10.393         4
2006..    10.385    10.371       111         10.393    10.384         6
----      ------    ------       ---         ------    ------       ---
American Funds Global Growth Fund
2005..    11.263    12.631        26         11.266    12.641         6
2006..    12.631    14.955       139         12.641    14.975         4
----      ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization Fund
2005..    17.855    22.004        16          N/A        N/A        N/A
2006..    22.004    26.837        78         25.254    26.893         4
----      ------    ------       ---         ------    ------       ---
American Funds Growth Fund
2005..    13.608    15.544       135         13.627    15.574         6
2006..    15.544    16.844       503         15.574    16.884        46
----      ------    ------       ---         ------    ------       ---
American Funds Growth-Income Fund
2005..    12.833    13.352       157         12.852    13.379        10
2006..    13.352    15.123       573         13.379    15.161        68
----      ------    ------       ---         ------    ------       ---
American Funds International Fund
2005..    14.116    16.863        70         14.136    16.895         4
2006..    16.863    19.725       277         16.895    19.773        17
----      ------    ------       ---         ------    ------       ---
Baron Capital Asset
2006..     9.949    10.613         1          9.540    10.616         1
----      ------    ------       ---         ------    ------       ---
Delaware VIP Capital Reserves
2005..     9.885     9.917        12          9.959     9.922         1
2006..     9.917    10.173        57          N/A        N/A        N/A
----      ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income Series
2005..    10.868    10.622        71         10.872    10.631         3
2006..    10.622    11.233       216         10.631    11.248        13
----      ------    ------       ---         ------    ------       ---
Delaware VIP Emerging Markets Series(4)
2005..     9.959    12.030        59         11.366    12.034         4
2006..    12.030    14.999       120         12.034    15.010        11
----      ------    ------       ---         ------    ------       ---
Delaware VIP High Yield Series
2005..    14.602    14.835        52          9.999    10.236         9
2006..    14.835    16.364       101         10.236    11.296        10
----      ------    ------       ---         ------    ------       ---
Delaware VIP REIT Series
2005..    18.611    19.552        18         10.111    10.406         4
2006..    19.552    25.436        93         10.406    13.545        15
----      ------    ------       ---         ------    ------       ---

                    with EEB                          with EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Delaware VIP Small Cap Value Series
2005.. 17.548      18.746          1         17.994    19.261        27
2006.. 18.746      21.262          2         19.261    21.890        45
----   ------      ------          -         ------    ------        --
Delaware VIP Trend Series
2005.. N/A           N/A         N/A         14.591    15.113         3
2006.. 15.279      17.339          1         15.113    15.908         4
----   ------      ------        ---         ------    ------        --
Delaware VIP US Growth Series
2006.. N/A           N/A         N/A         10.566    11.081         1*
----   ------      ------        ---         ------    ------        --
Delaware VIP Value Series
2005.. N/A           N/A         N/A         12.463    12.931         6
2006.. N/A           N/A         N/A         12.931    15.699        24
----   ------      ------        ---         ------    ------        --
Fidelity VIP Contrafund Portfolio
2005.. 14.093      16.091          1         13.755    15.737        30
2006.. 16.091      17.550         11         15.737    17.197       107
----   ------      ------        ---         ------    ------       ---
Fidelity VIP Growth Portfolio
2005.. 13.456      13.895          1         10.572    10.938         3
2006.. 13.895      14.493          1         10.938    11.432         3
----   ------      ------        ---         ------    ------       ---
Fidelity VIP Mid Cap
2005.. 10.092      11.531          1         10.093    11.545        11
2006.. 11.531      12.686          4         11.545    12.726        68
----   ------      ------        ---         ------    ------       ---
Fidelity VIP Overseas Portfolio
2005.. N/A           N/A         N/A         13.244    15.428         7
2006.. 20.216      21.583          1*        15.428    17.819        16
----   ------      ------        ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006.. 10.094      11.188          6          9.998    11.201        66
----   ------      ------        ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005.. 16.890      17.322          1         12.646    12.996         3
2006.. 17.322      18.428          1*        12.996    13.853        14
----   ------      ------        ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006.. 10.108      11.232         20          9.950    11.246        54
----   ------      ------        ---         ------    ------       ---
FTVIPT Templeton Global Income Securities
2005.. N/A           N/A         N/A          9.979     9.855         3
2006.. 10.401      10.866          2          9.855    10.899        31
----   ------      ------        ---         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2005.. N/A           N/A         N/A         13.156    14.046         6
2006.. 16.875      19.740         10         14.046    16.779        31
----   ------      ------        ---         ------    ------       ---
Lincoln VIP Aggressive Growth Fund
2005.. N/A           N/A         N/A         14.150    14.689         1
2006.. 14.738      15.588          1*        14.689    15.702         4
----   ------      ------        ---         ------    ------       ---
Lincoln VIP Aggressive Profile Fund
2005.. N/A           N/A         N/A         10.136    10.863        50
2006.. N/A           N/A         N/A         10.863    12.385        76
----   ------      ------        ---         ------    ------       ---
Lincoln VIP Bond Fund
2005.. 10.264      10.285          1         10.297    10.339        37
2006.. 10.285      10.514          1*        10.339    10.591       161
----   ------      ------        ---         ------    ------       ---
Lincoln VIP Capital Appreciation Fund
2005.. N/A           N/A         N/A         12.529    12.772         1
2006.. N/A           N/A         N/A         12.772    13.702         1*
----   ------      ------        ---         ------    ------       ---
Lincoln VIP Conservative Profile Fund
2005.. N/A           N/A         N/A         10.252    10.234        54
2006.. N/A           N/A         N/A         10.234    10.946       104
----   ------      ------        ---         ------    ------       ---
Lincoln VIP Core Fund
2005.. N/A           N/A         N/A          N/A        N/A        N/A
2006.. 10.192      11.365         16          N/A        N/A        N/A
----   ------      ------        ---         ------    ------       ---



                    with GOP                        Acct Value DB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Delaware VIP Small Cap Value Series
2005..    18.142    19.468        46          N/A        N/A        N/A
2006..    19.468    22.181       138         11.196    12.274        17
----      ------    ------       ---         ------    ------       ---
Delaware VIP Trend Series
2005..    14.711    15.275         6          N/A        N/A        N/A
2006..    15.275    16.119        17         12.229    11.864         5
----      ------    ------       ---         ------    ------       ---
Delaware VIP US Growth Series
2006..     9.983    11.226         1*        10.394    11.254         1*
----      ------    ------       ---         ------    ------       ---
Delaware VIP Value Series
2005..    12.567    13.070        31          9.961    10.354         3
2006..    13.070    15.908       137         10.354    12.608        15
----      ------    ------       ---         ------    ------       ---
Fidelity VIP Contrafund Portfolio
2005..    13.870    15.909        67         13.891    15.940        12
2006..    15.909    17.429       343         15.940    17.471        23
----      ------    ------       ---         ------    ------       ---
Fidelity VIP Growth Portfolio
2005..    10.658    11.055         6          N/A        N/A        N/A
2006..    11.055    11.583        34         10.520    11.130         1
----      ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2005..     9.976    11.561        31         10.237    11.564        14
2006..    11.561    12.776       158         11.564    12.786        13
----      ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas Portfolio
2005..    13.352    15.592         6         10.004    11.982         1
2006..    15.592    18.054        25         11.982    13.880         3
----      ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006..    10.112    11.219       181         10.003    11.222        17
----      ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005..    12.751    13.136        21          N/A        N/A        N/A
2006..    13.136    14.037        57         13.113    14.070         8
----      ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006..     9.915    11.263       116         10.020    11.267        12
----      ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Income Securities
2005..     9.963     9.870        15          9.944     9.873         1
2006..     9.870    10.943        98          9.873    10.952         4
----      ------    ------       ---         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2005..    13.266    14.199        24         13.285    14.226         6
2006..    14.199    17.004        78         14.226    17.045        10
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Aggressive Growth Fund
2005..    13.728    14.785         1         13.739    14.805         5
2006..    14.785    15.844         5         14.805    15.873         7
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Aggressive Profile Fund
2005..    10.169    10.878        11          N/A        N/A        N/A
2006..    10.878    12.434        83         11.840    12.443         4
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Bond Fund
2005..    10.339    10.407       124         10.027     9.880         9
2006..    10.407    10.687       548          9.880    10.151        33
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Capital Appreciation Fund
2005..    12.579    12.855         5          N/A        N/A        N/A
2006..    12.855    13.826         5          N/A        N/A        N/A
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Conservative Profile Fund
2005..    10.038    10.249        83         10.074    10.252        18
2006..    10.249    10.989       279         10.252    10.998        32
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Core Fund
2005..    10.173    10.242         9          N/A        N/A        N/A
2006..    10.242    11.445         4         10.125    11.454         1
----      ------    ------       ---         ------    ------       ---

                    with EEB                          with EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIP Equity-Income Fund
2005..     N/A        N/A        N/A          N/A        N/A        N/A
2006..     N/A        N/A        N/A         10.790    11.379         6
----       --         ---        ---         ------    ------       ---
Lincoln VIP Global Asset Allocation Fund
2005..     N/A        N/A        N/A          N/A        N/A        N/A
2006..    12.982    14.611         3         13.518    14.717        14
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Growth Fund
2005..     N/A        N/A        N/A         10.141    10.800         4
2006..     N/A        N/A        N/A         10.800    11.218         9
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Growth and Income Fund
2005..     N/A        N/A        N/A          N/A        N/A        N/A
2006..     N/A        N/A        N/A         10.792    11.373         2
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Growth Opportunities
2005..     N/A        N/A        N/A         11.727    11.420         1
2006..     N/A        N/A        N/A         11.420    12.307         1
----      ------    ------       ---         ------    ------       ---
Lincoln VIP International Fund
2005..     N/A        N/A        N/A         15.504    17.069        11
2006..    18.859    21.553         7         17.069    21.708        26
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Moderate Profile Fund
2005..    10.061    10.439         8          9.994    10.451         7
2006..    10.439    11.420         8         10.451    11.456       157
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Moderately Aggressive Profile Fund
2005..     N/A        N/A        N/A         10.104    10.628        49
2006..    11.210    11.830         1         10.628    11.867       137
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Money Market Fund
2005..     9.739     9.773        16          9.770     9.824        10
2006..     9.773     9.987         2          9.824    10.060       137
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Social Awareness Fund
2005..     N/A        N/A        N/A         13.491    14.786         1
2006..    14.236    16.128         1*        14.786    16.244         1
----      ------    ------       ---         ------    ------       ---
MFS VIT Total Return Series
2005..    12.815    12.868         1         12.219    12.295        10
2006..    12.868    14.058         2         12.295    13.459        72
----      ------    ------       ---         ------    ------       ---
MFS VIT Utilities Series
2005..    19.180    21.872         1         12.594    14.398         5
2006..    21.872    28.035         1         14.398    18.491        34
----      ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005..    14.180    15.785         1         11.907    13.281         3
2006..    15.785    17.720         1         13.281    14.939         7
----      ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2005..     N/A        N/A        N/A         15.630    17.167         9
2006..    18.712    19.816         1         17.167    18.716         6
----      ------    ------       ---         ------    ------       ---
Scudder VIT Equity 500 Index Fund
2005..     N/A        N/A        N/A         12.990    13.302         2
2006..    14.390    14.926         7         13.302    15.033         3
----      ------    ------       ---         ------    ------       ---
Scudder VIT Small Cap Index Fund
2005..     N/A        N/A        N/A         15.820    15.864         1
2006..    15.837    18.100         1*        15.864    18.232         3
----      ------    ------       ---         ------    ------       ---



                    with GOP                        Acct Value DB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIP Equity-Income Fund
2005..    10.009    10.469          2         N/A       N/A         N/A
2006..    10.469    11.424         21        10.901   11.433          1*
----      ------    ------         --        ------   ------        ---
Lincoln VIP Global Asset Allocation Fund
2005..    12.627    13.225         13         N/A       N/A         N/A
2006..    13.225    14.851         27        13.544   14.878          2
----      ------    ------         --        ------   ------        ---
Lincoln VIP Growth Fund
2005..    10.022    10.815          1         N/A       N/A         N/A
2006..    10.815    11.262          4         N/A       N/A         N/A
----      ------    ------         --        ------   ------        ---
Lincoln VIP Growth and Income Fund
2005..     N/A        N/A        N/A          N/A       N/A         N/A
2006..    10.521    11.417          3        11.287   11.426          1
----      ------    ------       ----        ------   ------        ---
Lincoln VIP Growth Opportunities
2005..     N/A        N/A        N/A          N/A       N/A         N/A
2006..    12.349    12.356          1*        N/A       N/A         N/A
----      ------    ------       ----        ------   ------        ---
Lincoln VIP International Fund
2005..    15.567    17.181          8         9.985   11.097          3
2006..    17.181    21.906         44        11.097   14.156         13
----      ------    ------       ----        ------   ------        ---
Lincoln VIP Moderate Profile Fund
2005..     9.994    10.466        111        10.008   10.469         10
2006..    10.466    11.501        624        10.469   11.510         57
----      ------    ------       ----        ------   ------        ---
Lincoln VIP Moderately Aggressive Profile Fund
2005..     9.996    10.643         33         N/A       N/A         N/A
2006..    10.643    11.913        223        11.256   11.923         10
----      ------    ------       ----        ------   ------        ---
Lincoln VIP Money Market Fund
2005..     9.810     9.889        150        10.001   10.074          5
2006..     9.889    10.152      4,292        10.074   10.347        100
----      ------    ------      -----        ------   ------        ---
Lincoln VIP Social Awareness Fund
2005..    13.546    14.883          2         N/A       N/A         N/A
2006..    14.883    16.391         18         N/A       N/A         N/A
----      ------    ------      -----        ------   ------        ---
MFS VIT Total Return Series
2005..    12.320    12.427         70        10.015   10.124         14
2006..    12.427    13.637        193        10.124   11.116         33
----      ------    ------      -----        ------   ------        ---
MFS VIT Utilities Series
2005..    12.697    14.552         23        10.018   11.056          2
2006..    14.552    18.736         70        11.056   14.242          9
----      ------    ------      -----        ------   ------        ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005..    12.004    13.423         13        12.024   13.452          1
2006..    13.423    15.136         31        13.452   15.177          4
----      ------    ------      -----        ------   ------        ---
Neuberger Berman AMT Regency Portfolio
2005..    15.755    17.349         34        15.777   17.381          1
2006..    17.349    18.961         72        17.381   19.005          1
----      ------    ------      -----        ------   ------        ---
Scudder VIT Equity 500 Index Fund
2005..    13.043    13.389          7         N/A       N/A         N/A
2006..    13.389    15.170         16         N/A       N/A         N/A
----      ------    ------      -----        ------   ------        ---
Scudder VIT Small Cap Index Fund
2005..    15.618    15.968          3         N/A       N/A         N/A
2006..    15.968    18.398         14        12.097   12.411          2
----      ------    ------      -----        ------   ------        ---

* All numbers less than 500 were rounded up to one.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus Assurance (C Share)
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus Assurance (C Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2007. You may obtain a copy of the Lincoln ChoicePlus Assurance (C Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Advertising                                     B-5
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2007.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Pending regulatory approval Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, will serve as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus as of May 1, 2007. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life acting as Principal Underwriter paid, $97,680,796, $115,249,891 and $162,288,944 to LFA and Selling Firms in 2004, 2005, and 2006, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.

In the event LFD does not obtain regulatory approval by May 1, 2007, then Lincoln Life will serve as Principal Underwriter until LFD is able to assume the duties of Principal Underwriter. Lincoln Life is not a member of the Securities Investors Protection Corporation.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium ...................    $50,000
         Premium taxes ....................    None
         Withdrawals ......................    None
         Guaranteed Period ................    5 years
         Guaranteed Interest Rate .........    3.50%
         Annuity Date .....................    Age 70
         Index Rate A .....................    3.50%
         Index Rate B .....................    4.00% End of contract year 1
                                               3.50% End of contract year 2
                                               3.00% End of contract year 3
                                               2.00% End of contract year 4
         Percentage adjustment to B .......    0.50%



  Formula                     (1 + Index A)n
                      ------------------------------
                                                     -1
                      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                       (3)
                (1)       (2)          Adjusted   (4)       (5)          (6)         (7)
                Annuity   Interest     Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment   Value      Value     (3) & (4)    Charge      Value
--------------- --------- ------------ ---------- --------- ------------ ----------- ----------
  1 ........... $51,710    0.962268    $49,759    $50,710   $50,710      $4,250      $46,460
  2 ........... $53,480    0.985646    $52,712    $51,431   $52,712      $4,250      $48,462
  3 ........... $55,312    1.000000    $55,312    $52,162   $55,312      $4,000      $51,312
  4 ........... $57,208    1.009756    $57,766    $52,905   $57,766      $3,500      $54,266
  5 ........... $59,170       N/A      $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                     BOY*                              Annual        EOY**
                     Annuity       Guaranteed          Account       Annuity
Contract Year        Value         Interest Rate       Fee           Value
-------------------- ---------     ---------------     ---------     ----------
  1 ................ $50,000   x       1.035       -   $40       =   $51,710
  2 ................ $51,710   x       1.035       -   $40       =   $53,480
  3 ................ $53,480   x       1.035       -   $40       =   $55,312
  4 ................ $55,312   x       1.035       -   $40       =   $57,208
  5 ................ $57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                     Surrender
                     Charge                       Surrender
Contract Year        Factor         Deposit       Charge
-------------------- ----------     ---------     ----------
  1 ................      8.5%  x   $50,000   =   $4,250
  2 ................      8.5%  x   $50,000   =   $4,250
  3 ................      8.0%  x   $50,000   =   $4,000
  4 ................      7.0%  x   $50,000   =   $3,500
  5 ................      6.0%  x   $50,000   =   $3,000

                           INTEREST ADJUSTMENT CALCULATION



Contract Year         Index A      Index B      Adj Index B      N        Result
------------------    ---------    ---------    -------------    -----    ---------
  1 ..............     3.50%        4.00%          4.50%          4       0.962268
  2 ..............     3.50%        3.50%          4.00%          3       0.985646
  3 ..............     3.50%        3.00%          3.50%          2       1.000000
  4 ..............     3.50%        2.00%          2.50%          1       1.009756
  5 ..............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                    Minimum             Annual
                                    Guaranteed          Account       Minimum
Contract Year                       Interest Rate       Fee           Value
--------------------                ---------------     ---------     ----------
  1 ................ $50,000    x       1.015       -   $40       =   $50,710
  2 ................ $50,710    x       1.015       -   $40       =   $51,431
  3 ................ $51,431    x       1.015       -   $40       =   $52,162
  4 ................ $52,162    x       1.015       -   $40       =   $52,905
  5 ................ $52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant ........................... Male, Age 65
         Secondary Life ...................... Female, Age 63
         Purchase Payment .................... $200,000.00
         Regular Income Payment Frequency .... Annual
         AIR ................................. 4.0%
         Hypothetical Investment Return ...... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment .............. $ 10,813.44              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA.

We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
Financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appear on the following pages.